ONE GROUP (R)
INVESTMENT TRUST
ANNUAL REPORT

     for the year ended
     December 31, 1999

                                                                   Annual Report
                                            For the year ended December 31, 1999

                                                                  BOND PORTFOLIO

                                                       GOVERNMENT BOND PORTFOLIO

                                                              BALANCED PORTFOLIO

                                                      LARGE CAP GROWTH PORTFOLIO

                                                          EQUITY INDEX PORTFOLIO

                                                    DIVERSIFIED EQUITY PORTFOLIO

                                                        MID CAP GROWTH PORTFOLIO

                                                   DIVERSIFIED MID CAP PORTFOLIO

                                                         MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
ONE GROUP INVESTMENT TRUST                                     DECEMBER 31, 1999

Portfolio Performance Review................................................   2
Schedules of Portfolio Investments.........................................   21
Statements of Assets and Liabilities......................................... 57
Statements of Operations..................................................... 60
Statements of Changes in Net Assets.......................................... 63
Financial Highlights......................................................... 66
Notes to Financial Statements................................................ 75
Report of Independent Accountants............................................ 82

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One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 1999

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 1999, the Bond Portfolio posted a total return of -1.50%.

HOW WOULD YOU CHARACTERIZE BOND MARKET PERFORMANCE IN 1999?
Interest rates rose significantly during 1999, as the U.S. economy continued to grow, fueled by high levels of personal consumption and productivity. In addition, falling unemployment, economic growth abroad, a moderate rise in commodity prices and a strong U.S. equity market helped sustain growth. The Federal Reserve, concerned about the potential for future inflation, began a tightening effort that increased the federal funds rate a total of 0.75 percentage points for the year. More important, though, market rates increased by more than 1.50 percentage points.

The mortgage sector experienced high levels of spread volatility during 1999. Early in the year, strong refinancing activity and poor liquidity in the secondary market negatively affected the sector, and spreads on mortgage-backed securities were close to their historic highs. (Spreads refer to the differences in yield between Treasury bonds and non-Treasury bonds. Non-Treasury bonds become more attractive when spreads are wide.) Liquidity improved in the spring, and spreads tightened. But, the recovery was short-lived due to concerns over potential Fed rate hikes and Y2K. Then, during the fall, the Fed announced that it would provide enough liquidity in the system to combat any perceived Y2K concerns. This announcement, along with declining mortgage prepayments and lower interest rate volatility, caused mortgage spreads to tighten once again. For the year, mortgage-backed securities outperformed similar duration Treasuries by approximately 1.35 percentage points.

HOW DID THESE EVENTS INFLUENCE PORTFOLIO PERFORMANCE?
The increase in interest rates during 1999 resulted in price depreciation for the Portfolio and an overall negative rate of return. This is not surprising in an environment where intermediate Treasury yields climbed 1.75 percentage points. Nonetheless, mortgage-backed and asset-backed securities helped the Portfolio on a yield basis and in general outperformed Treasuries, as their prices declined less than Treasury prices.

WHAT WERE YOUR PRIMARY INVESTMENT STRATEGIES FOR THE YEAR?
We kept the Portfolio overweighted in high-quality mortgage-backed and asset-backed securities during the year, which proved to be a positive for relative performance. In these sectors, we focused on purchasing undervalued securities that exhibited what we believed were superior risk/reward characteristics. Furthermore, we maintained the Portfolio's duration very close to the duration of the Lehman Aggregate Index. Duration for the year ranged between 4.8 years and 5.3 years. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher duration indicates greater sensitivity; a lower duration indicates less.)

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Our long-term view on the bond market is positive. We believe that current yields are at compelling levels. But we also believe that the market will remain volatile, as we expect the Fed to raise the fed funds rate at least twice early in the year. The Portfolio remains overweighted in the mortgage-backed sector because we think the sector as a whole is still undervalued. Furthermore, we believe that many of the securities the Portfolio owns are further undervalued and should perform well in various interest rate environments. The Portfolio also remains overweighted in the asset-backed sector, as we feel this area should outperform Treasuries over the next year. Finally, we will continue to stress higher-quality securities.

/s/ Douglas S. Swanson
Douglas S. Swanson
Team Leader
Banc One Investment Advisors Taxable Bond Team

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

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One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               1999

                                         Since
                                       Inception
                           1 Year       (5/1/97)
  Bond Portfolio           -1.50%        5.67%

                                                                                                    LEHMAN BRO. AGGREGATE BOND
                                                                       BOND PORTFOLIO                         INDEX
                                                                       --------------               --------------------------
5/97                                                                    10000.00                           10000.00
12/97                                                                   10825.00                           10867.00
12/98                                                                   11762.00                           11809.00
12/99                                                                   11586.00                           11711.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Pegasus Variable Bond Fund for the period prior to the substitution.

The performance of the Bond Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond markets as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

---------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for further information about your Portfolio.

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One Group Investment Trust
Government Bond Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 1999

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 1999, the Government Bond Portfolio posted a total return of -1.31%.

HOW WOULD YOU CHARACTERIZE THE BOND MARKET OF 1999?
Interest rates rose significantly during 1999, as the U.S. economy continued to surprise economists with high levels of income growth and low inflation. Early in the year, investors expected that 1998's emerging market crisis would result in a significant slowdown of the U.S. economy. This, combined with the potential for dis-inflation, was expected to cause interest rates to drop and the yield curve to steepen.

Nonetheless, the economy continued to grow, fueled by high levels of personal consumption and productivity. In addition, falling unemployment, the re-emergence of economic growth abroad, a moderate rise in commodity prices and a skyrocketing U.S. equity market helped sustain growth. The Federal Reserve, growing uncomfortable with the levels of growth, employment and equity markets and the potential for future inflation, began a tightening course that increased the federal funds rate 0.75 percentage points. More important, market rates increased by more than 1.50 percentage points.

WHAT HAPPENED IN THE MORTGAGE-BACKED SECTOR?
High levels of spread volatility characterized the mortgage sector during 1999. Early in the year, large volumes of refinancing activity as well as poor liquidity in the secondary market negatively affected the sector, and spreads on mortgage-backed securities were close to their historic highs. (Spreads refer to the differences in yield between Treasury bonds and non-Treasury bonds. Non-Treasury bonds become more attractive when spreads are wide.) Liquidity improved in the spring, and spreads tightened. But, the recovery was short-lived, as increasing concerns over potential Fed rate hikes and Y2K caused interest rate volatility to spike and spreads to widen.

Finally, during the fall, the Fed announced that it would provide enough liquidity in the system to combat any perceived Y2K concerns. This announcement, along with declining mortgage prepayments and lower interest rate volatility, caused mortgage spreads to tighten once again. For the year, mortgage-backed securities outperformed similar duration Treasuries by approximately 1.35 percentage points.

HOW DID THESE EVENTS INFLUENCE PORTFOLIO PERFORMANCE?
Despite a difficult year for the bond market, the Portfolio performed relatively well compared to similar investments. This was due to our basic strategy of overweighting mortgage-backed securities and maintaining a duration of approximately five years. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher duration indicates greater sensitivity; a lower duration indicates less.) As interest rates rose, the duration of the Portfolio's mortgage-backed component increased. Because our strategy involves maintaining a stable duration close to five years, we have to balance the cost of maintaining this duration with the potential for underperformance if duration is allowed to drift higher. This decision is based primarily on the current volatility of interest rates and quality spreads and on the overall shape of the yield curve. The facts that the yield curve significantly flattened and interest rate volatility was on the decline significantly reduced the cost of maintaining our target duration, which, in turn, helped the Portfolio's relative performance.

WHAT WAS THE PORTFOLIO'S PRIMARY INVESTMENT STRATEGY?
The Portfolio's ongoing strategy is to maximize total return while maintaining a stable duration of approximately five years. We attempt to do this by investing only in securities that are directly or indirectly guaranteed by the U.S. government.

Our goal is to maximize return primarily from income by investing a significant portion of the Portfolio in mortgage-backed securities that represent good value. Because mortgage-backed durations tend to fluctuate with changes in interest rates, we constantly must adjust the duration of the Portfolio's holdings to maintain a duration of five years. This strategy generally is successful when undervalued mortgage securities appreciate to their fair value and when interest rate volatility remains low to moderate.

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One Group Investment Trust
Government Bond Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

WHAT IS YOUR OUTLOOK FOR THE MARKET?
In the near term, we believe the Fed will continue to tighten monetary policy in an effort to head off inflation. As such, we expect the Treasury yield curve to remain relatively flat and potentially invert among short to intermediate maturities. On the other hand, yield spreads between 10 and 30 years remain extremely flat, and we expect some steepening by year-end.

Quality spread volatility is likely to subside. We expect spreads to rise slightly in the first quarter of 2000 and then decline moderately for the remainder of the year. In this environment mortgage-backed securities should perform well, given their significant yield advantages over Treasuries. In addition, the level of rates is likely to limit supply and curtail the value of mortgage-backed securities' imbedded optionality, thereby making them a more attractive investment.

/s/ Douglas S. Swanson
Douglas S. Swanson
Team Leader
Banc One Investment Advisors Taxable Bond Team

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               1999

                                             Since
                                           Inception
                       1 Year    5 Year     (8/1/94)
  Government Bond
    Portfolio          -1.31%     6.84%      6.12%

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Government Bond Portfolio is measured against the Salomon Brothers 3 to 7 Year Treasury Index, an unmanaged index comprised of US Government agency and Treasury securities and agency mortgage-backed securities. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

The Lehman Brothers Government Bond Index is an unmanaged market weighted index that encompasses US Treasury and agency securities with maturities between 5 and 10 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

The benchmark index for the Government Bond Portfolio has been changed from the Salomon Brothers 3-7 Year Treasury Index to the Lehman Brothers Government Bond Index in order to better represent the investment policies of the Portfolio for comparison purposes.

---------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for further information about your Portfolio.

                                                                                                         SALOMON BROTHERS 3 TO 7
                                                     GOVERNMENT BOND         LEHMAN U.S. GOVERNMENT      YR TREASURY/GOVERNMENT
                                                        PORTFOLIO                     INDEX                       INDEX
                                                     ---------------         ----------------------      -----------------------

8/94                                                    10000.00                    10000.00                    10000.00

12/94                                                    9910.00                     9895.00                     9883.00

12/95                                                   11564.00                    11710.00                    11507.00

12/96                                                   11875.00                    12034.00                    11927.00

12/97                                                   13023.00                    13167.00                    12916.00

12/98                                                   13977.00                    14486.00                    14103.00

12/99                                                   13794.00                    14160.00                    14042.00


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One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 1999

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 1999, the Balanced Portfolio posted a total return of 8.20%.

WHAT WAS THE PORTFOLIO'S ASSET ALLOCATION?
The Portfolio maintained an asset allocation of 60% stocks and 40% bonds throughout the year. This represents a "normal" posture for the Portfolio.

Within the stock component, investments were equally distributed between growth and value. We don't consciously overweight a single sector or a single style of stock. Instead, we try to purchase the most attractive stocks, or those offering greater return potential relative to their level of risk, in four different styles -- large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value.

The fixed income component was invested in a mix of Treasury, agency, corporate, mortgage-backed and asset-backed securities.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 1999?
Three distinct environments characterized the stock market of 1999. Early in the year, deep value stocks staged a comeback with a short-lived rally. Then, concerns about rising interest rates re-emerged, and larger-capitalization growth stocks resumed their favored status. Finally, beginning in August certain technology concepts caught investors' attention. Concepts such as business-to-business Internet activity, wireless communications and optical telephone components fueled a strong technology rally.

HOW DID THESE EVENTS AFFECT STOCK PERFORMANCE?
Each of these three market environments had an overall negative influence on relative performance, primarily because the stock component's broadly diversified composition prevented it from capitalizing on any single environment.

More significant, the stock component did not have meaningful exposure to the "concept technology" stocks that soared later in the year. Fueling this rally were a number of small companies with big market capitalizations. Investors disregarded price on these issues; what they were paying for expected growth simply didn't matter. As a result, certain stocks were up between 200% and 300% just in the final three months of the year. Of course, this method of investing -- sector betting and chasing the fastest-growing stocks, regardless of price -- contradicts our disciplined investment philosophy, and we did not participate in the rally.

DID THE STOCK COMPONENT BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
The Portfolio enjoyed its strongest performance from a diverse group of holdings. Among the leading performers were Cisco Systems, Wal-Mart, Morgan Stanley, Nortel and Citigroup.

WHAT WERE THE TOP HOLDINGS IN THE STOCK PORTFOLIO?
As of December 31, 1999, the Portfolio's top 10 stock holdings included Microsoft (technology) at 4.6% of stock portfolio value; General Electric (capital goods), 3.9%; Cisco Systems (technology), 3.3%; Exxon Mobil (energy), 2.8%; Intel (technology), 2.4%; Citigroup (financial services), 2.1%; America Online (business equipment and services), 2.0%; Lucent Technologies (technology), 2.0%; Wal-Mart (retail) 1.9%; and MCI Worldcom (utilities), 1.9%.

HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET IN 1999?
Interest rates were up dramatically in 1999, representing a reversal of the flight to quality experienced in 1998. At the beginning of 1999, investors expected the Federal Reserve to continue its easing policy, but as the economy started showing more strength, the Fed actually went back to a tightening mode. In this environment, spread sectors (non-Treasury sectors of the fixed income market) outperformed Treasuries.

WHAT WAS YOUR FIXED INCOME STRATEGY?
We maintained a neutral duration of 3.25 to 3.75 years, which helped protect the portfolio from severe price declines resulting from rising interest rates. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher duration indicates greater sensitivity; a lower duration indicates less.) We also focused on adding incremental return through carefully timed, yield-enhancing spread product purchases throughout the year. These purchases consisted mostly of high-quality mortgage-backed securities.

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One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

Mortgage-backed securities, at 39% of fixed income assets, represented the largest weighting in the fixed income portfolio, as we believed the mortgage sector offered the best return potential. In other efforts to boost the portfolio's exposure to yield-enhancing spread products, we increased the weighting in asset-backed securities from 1% to 15% and the weighting in government agency securities from 0% to 10%. All of these purchases involved high-quality securities. In the corporate sector, quality concerns caused us to reduce the portfolio's exposure by about 4%.

WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?
We remain hopeful that the stock market will return to some balance and perspective, whereby "concept" stocks are no longer driving the growth sector. We look forward to investors turning their attention away from speculative stocks that possibly could offer 50% growth to those likely to provide 13% to 15% growth. We feel we can compete effectively in that type of environment.

In the fixed income market, we believe the Federal Reserve may make at least two tightening moves in 2000. We expect spread sectors to once again outperform Treasuries, so we plan to maintain our bias toward these areas of the market. We also plan to continue focusing on high-quality securities and maintaining a relatively short duration.

/s/ Michael D. Weiner
Michael D. Weiner
Team Leader
Banc One Investment Advisors Balanced Team

/s/ Douglas S. Swanson
Douglas S. Swanson
Team Leader
Banc One Investment Advisors Taxable Bond Team

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

--------------------------------------------------------------------------------
One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               1999

                                                  Since
                                                Inception
                        1 Year      5 Year       (8/1/94)
  Balanced Portfolio     8.20%      16.43%        14.79%

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Balanced Portfolio is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of the large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market weighted index which encompasses US Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds with maturities between 5 and 10 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

The Lipper Balanced Funds Index is an index of funds who's primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Unlike the indices shown above, the performance of the index reflects the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio.

---------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                                                                                        LIPPER BALANCED      LB INTER GOVT/CORP.
                                         BALANCED PORTFOLIO          S&P 500              FUNDS INDEX               INDEX
                                         ------------------          -------            ---------------      -------------------

8/94                                          10000.00               10000.00               10000.00               10000.00

12/94                                          9868.00               10154.00                9930.00                9928.00

12/95                                         11909.00               13965.00               12334.00               11447.00

12/96                                         13329.00               17133.00               13764.00               11911.00

12/97                                         16382.00               22848.00               16311.00               12848.00

12/98                                         19509.00               29377.00               18354.00               13929.00

12/99                                         21109.00               35558.00               19389.00               13983.00


--------------------------------------------------------------------------------
One Group Investment Trust
Large Cap Growth Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 1999

HOW DID THE PORTFOLIO PERFORM?
The Large Cap Growth Portfolio posted a total return of 29.26% for the year ended December 31, 1999.

WHAT CONTRIBUTED TO SUCH STRONG PERFORMANCE?
Large-cap growth stocks once again dominated stock market performance, offering strong, double-digit returns. Investors continued to show a preference for the liquidity and earnings stability of the country's largest, growth-oriented companies, at the expense of value stocks. Even a series of Federal Reserve interest rate hikes did little to suppress the overall strength of growth stocks.

Stock performance was aided during the year by continued growth in the U.S. economy, which was fueled by high levels of personal consumption and productivity. In addition, falling unemployment, the re-emergence of economic growth abroad and a moderate rise in commodity prices helped sustain economic growth in the United States.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary, ongoing investment strategy is to search for good companies within industries that are growing at a faster rate than the economy. These are companies we believe have the ability to exhibit sustained growth at a defined multiple of their underlying industry growth rate. In addition, we search for strong management teams and superior product positioning.

We maintained an overweighted position in the technology sector during the year, as we believed the industry fundamentals were compelling. As businesses continue to strive for improvements in productivity and efficiency, spending on technology has increased. Also, there was a deluge of spending on Internet-related activities, e-commerce and Y2K readiness, all of which helped make the technology sector the best-performing sector for the year.

Of course, we did not anticipate the narrowness of the market and how focused investors would become on technology as the year progressed. As such, we slightly reduced the Portfolio's technology weighting toward the end of the year, as valuations became extreme.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
As a group, the Portfolio's technology holdings were up significantly during the year. The Portfolio also enjoyed strong performance from many of its holdings in the telephone utilities, communications and semiconductors. For example, in the communications technology and software area, Nortel and Oracle provided strong returns; in hardware and services, Sun Microsystems and EMC were up significantly; among semiconductor companies, Applied Materials and Texas Instruments were strong; and in the Internet sector, America Online was a top performer.

In the retail sector, the Portfolio enjoyed solid performance from Wal-Mart. Most other market sectors performed fairly well during the year, except for more value-oriented groups, such as electric utilities and consumer non-durables. In addition, bank stocks lagged due to rising interest rates, and health care stocks struggled due to legislative concerns.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 1999, the Portfolio's top 10 holdings included Microsoft (technology) at 8.6% of portfolio value; General Electric (capital goods), 7.4%; Cisco Systems (technology), 5.6%; Wal-Mart (retail), 4.9%; Intel (technology), 4.0%; Lucent Technologies (technology), 3.4%; America Online (business equipment and services), 3.1%; Nortel Networks (telecommunications services and equipment), 2.7%; Bristol Myers Squibb (health care), 2.4%; and Oracle (technology), 2.4%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Looking ahead, the biggest concern for large-cap growth stocks may be rising interest rates. These stocks generally can handle a modest increase in interest rates, but a substantial rate hike may pose problems. We expect the economy to slow down a bit, and with that, we may take the opportunity to review some stocks that haven't significantly participated in the market rally. We still will concentrate on the fastest-growing areas of the market, but we will remain conscious of valuations; we don't plan on simply chasing the market leaders. We continue to believe that the best companies sell at a premium, but we want to turn

--------------------------------------------------------------------------------
One Group Investment Trust
Large Cap Growth Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

our research efforts to lesser-followed companies that have strong fundamentals and lower valuations.

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               1999

                                                  Since
                                                Inception
                        1 Year      5 Year       (8/1/94)
  Large Cap Growth
    Portfolio           29.26%      28.39%        26.07%

                                                                 LARGE CAP GROWTH PORTFOLIO         S&P 500/BARRA GROWTH INDEX
                                                                 --------------------------         --------------------------
8/94                                                                    10000.00                           10000.00
12/94                                                                   10052.00                           10445.00
12/95                                                                   12478.00                           14399.00
12/96                                                                   14558.00                           17850.00
12/97                                                                   19207.00                           24354.00
12/98                                                                   27133.00                           34602.00
12/99                                                                   35072.00                           44377.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Cap Growth Portfolio is measured against the S&P 500/BARRA Growth Index, an unmanaged index representing the performance of the highest price to book securities in the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

---------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 1999

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 1999, the Equity Index Portfolio posted a total return of 21.11%, compared to a total return of 21.04% for the S&P 500 Index, the unmanaged group of stocks the Portfolio seeks to track.

WHAT CONTRIBUTED TO SUCH A STRONG RETURN?
A healthy economy and strong corporate earnings growth contributed to the success of the S&P 500 Index during 1999. Once again, large-capitalization growth stocks -- the type heavily represented in the S&P 500
Index -- outperformed other categories of U.S. stocks.

In addition to these factors, our quantitative strategies helped boost the Portfolio's performance slightly higher than that of the Index. Through our research efforts, we discovered that by buying new Index additions at the time of Standard & Poor's pre-announcement, we could achieve performance advantages. Our policy of purchasing S&P 500 futures also added to the Portfolio's performance.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The Portfolio offered exposure to all market sectors represented in the S&P 500 Index. Overall, 10 out of the 12 sectors posted growth near 10% for the year. And, because commodity prices firmed during the year, the index realized extraordinary gains in the basic materials and energy sectors. But, the strongest sector by far during the year was the technology sector, where several stocks soared to new heights and posted significant gains.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
Because the Portfolio seeks to track the S&P 500 Index, its holdings matched and were weighted similarly to those of the Index. As of December 31, 1999, the top 10 holdings included Microsoft (technology) at 4.8% of portfolio value; General Electric (capital goods), 4.0%; Cisco Systems (technology), 2.8%; Wal-Mart (retail), 2.4%; Intel (technology), 2.3%; Exxon Mobil (energy), 2.2%; Lucent Technologies (technology), 1.9%; IBM (technology), 1.7%; America Online (business equipment and services), 1.5%; and Citigroup (financial services), 1.5%.

WHAT IS YOUR OUTLOOK FOR THE U.S. STOCK MARKET?
The environment for stocks should remain favorable in 2000, although returns may not be as strong as they were in 1999. In fact, we expect returns to revert to levels that rival historic norms. We expect corporate profit expansion to remain robust and broad-based. Most economic sectors are projected to post solid growth, with the strongest returns being forecast for energy, technology, basic materials and transportation.

We will continue to seek returns comparable to those of the U.S. stock market, as represented by the S&P 500 Index.

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               1999

                                         Since
                                       Inception
                           1 Year       (5/1/98)
  Equity Index Portfolio   21.11%        19.09%

                                                                   EQUITY INDEX PORTFOLIO                    S&P 500
                                                                   ----------------------                    -------
5/98                                                                    10000.00                           10000.00
12/98                                                                   11052.00                           11172.00
12/99                                                                   13385.00                           13523.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Index Portfolio is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the US stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

---------------
The Portfolio's composition is subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about your Portfolio.

S&P is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the One Group Investment Trust.

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 1999

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 1999, the Diversified Equity Portfolio posted a total return of 9.13%.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 1999?
Three distinct environments characterized the stock market of 1999. Early in the year, deep value stocks staged a comeback with a short-lived rally. Then, concerns about rising interest rates re-emerged, and larger-capitalization growth stocks resumed their favored status. Finally, beginning in August certain technology concepts caught investors' attention. Concepts such as business-to-business Internet activity, wireless communications and optical telephone components fueled a strong technology rally.

HOW DID THESE EVENTS AFFECT PORTFOLIO PERFORMANCE?
Each of these three market environments had an overall negative influence on relative Portfolio performance, primarily because the Portfolio's broadly diversified composition prevented it from capitalizing on any single environment. For example, the Portfolio was invested equally in value and growth stocks throughout the year. Large-capitalization stocks comprised approximately 75% of the Portfolio, while the remainder was invested in mid-cap stocks.

More significant, the Portfolio did not have meaningful exposure to the "concept technology" stocks that soared later in the year. Fueling this rally were a number of small companies with big market capitalizations. Investors disregarded price on these issues; what they were paying for expected growth simply didn't matter. As a result, certain stocks were up between 200% and 300% just in the final three months of the year. Of course, this method of investing -- sector betting and chasing the fastest-growing stocks, regardless of price -- contradicts our disciplined investment philosophy, and the Portfolio did not participate in the rally.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Rather than emphasizing particular market sectors or trying to time the market's next moves, we research, evaluate and select stocks on an individual basis to build a diversified portfolio of our "best ideas." We don't consciously overweight a single sector or a single style of stock. Instead, we try to purchase the most attractive stocks, or those offering great return potential relative to their level of risk, in four different styles -- large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value. By building a portfolio one stock at a time, we occasionally may end up with an unintentional style bias. As such, we formally review the Portfolio's style bias once a month to make sure it makes sense.

Ideally, we want to find stocks with a decent balance of earnings revisions and price momentum. We believe that a combination of good growth and good value equals a good stock.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
Several of the Portfolio's technology holdings offered exceptionally strong performance, including Cisco, Microsoft, EMC Corp. and Hewlett Packard. General Electric also provided strong performance for the year.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 1999, the Portfolio's top 10 holdings included Microsoft (technology) at 4.8% of portfolio value; General Electric (capital goods), 3.9%; Cisco Systems (technology), 3.5%; Exxon Mobil (energy), 2.9%; Intel (technology), 2.4%; American International Group (financial services), 2.0%; Citigroup (financial services), 1.9%; Wal-Mart (retail), 1.9%; EMC Corp. (technology), 1.8%; and MCI Worldcom (utilities), 1.8%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
We remain hopeful that the stock market will return to some balance and perspective, whereby "concept" stocks are no longer driving the growth sector. We look forward to investors turning their attention away from speculative stocks that possibly could offer 50% growth to those likely to provide 13% to 15% growth. We

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

feel we can compete effectively in that type of environment.

/s/ Michael D. Weiner
Michael D. Weiner
Team Leader
Banc One Investment Advisors Balanced Team

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               1999

                                         Since
                                       Inception
                           1 Year      (3/30/95)
  Diversified Equity
    Portfolio               9.13%        17.88%

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Pegasus Variable Growth and Value Fund for the period prior to the substitution.

The performance of the Diversified Equity Portfolio is measured against the S&P 1500 SuperComposite Index, an unmanaged index consisting of those stocks making up the S&P 500, S&P Mid Cap 400, and the S&P Small Cap 600 Indices representing approximately 87% of the total US equity market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

---------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

                                                                DIVERSIFIED EQUITY PORTFOLIO      S&P 1500 SUPERCOMPOSITE INDEX
                                                                ----------------------------      -----------------------------

3/95                                                                      10000.00                           10000.00

12/95                                                                     11762.00                           12487.00

12/96                                                                     13975.00                           15280.00

12/97                                                                     17717.00                           20318.00

12/98                                                                     20039.00                           25670.00

12/99                                                                     21869.00                           30869.00


--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 1999

HOW DID THE PORTFOLIO PERFORM?
The Mid Cap Growth Portfolio posted a total return of 25.42% for the year ended December 31, 1999.

WHAT CONTRIBUTED TO SUCH STRONG PERFORMANCE?
Growth stocks once again dominated the U.S. stock market, as investors continued to favor larger, growth-oriented corporations at the expense of value-oriented stocks. Within the growth stock universe, though, the largest companies remained the best-performing, primarily due to their liquidity and earnings stability.

Mid-cap growth stocks achieved a milestone earlier in the year. For the first time in several quarters, mid-cap growth stocks outperformed large-cap growth stocks in the second quarter. After a series of Federal Reserve rate cuts in late 1998 helped restore some stability to the financial markets, concerns over a global economic slowdown gradually diminished. Also, U.S. economic growth was stronger than expected. Investors didn't feel as compelled to own the biggest companies, and strong earnings and solid valuations among many mid-cap growth stocks fueled interest in this area of the market. But, as the year progressed, investors returned to the large-cap growth arena.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy is to identify high growth companies within attractive, fast-growing industries. We look for companies that will benefit from strong management teams and competitive advantages. These factors should allow sustained high growth at a rate that outpaces the industry average.

We maintained an overweighted position in the technology sector during the year, primarily because we believed the industry fundamentals were compelling. As businesses continue to strive for improvements in productivity and efficiency, spending on technology has increased. Also, there was a deluge of spending on Internet-related activities, e-commerce and Y2K readiness, all of which helped make the technology sector the best-performing sector for the year. Of course, we did not anticipate the narrowness of the market and how focused investors eventually would become on technology. As such, valuations became extreme toward the end of the year, and we slightly reduced the Portfolio's technology weighting.

Because of the Portfolio's diversified nature, our technology overweight was not as significant as that of some of our peers. As such, the Portfolio's relative performance slightly lagged.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
As a group, the Portfolio's technology holdings were up significantly during the year. The Portfolio also enjoyed strong performance from many of its holdings in the telephone utilities, communications and semiconductor sectors. For example, in the communications technology and software area, Qualcomm and Veritas offered extremely strong returns; among semiconductor companies, Teradyne and Analog Devices were up significantly; in the hardware and services sector Qlogic and Jabil Circuit offered strong performance; and among telephone utilities, Broadwing was a strong performer.

Most other market sectors performed fairly well during the year, except for more value-oriented groups, such as electric utilities and consumer non-durables. In addition, bank stocks lagged due to rising interest rates, and health care stocks struggled due to legislative concerns.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 1999, the Portfolio's top 10 holdings included Veritas Software (computer software) at 6.6% of portfolio value; Biogen (health care), 3.1%; Siebel Systems (technology), 2.9%; Maxim Integrated Products (technology), 2.7%; Univision Communications (consumer services), 2.3%; Med Immune (health care), 2.2%; Intuit (technology), 2.2%; Linear Technology (technology), 2.1%; Altera (technology), 1.9%; and Harley Davidson (consumer durables), 1.9%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Looking ahead, rising interest rates pose the biggest concern for growth stocks. These stocks generally can handle a modest increase in interest rates, but a substantial rate hike may pose problems. We expect the economy to slow down a bit, which may afford us the opportunity to review some overlooked stocks. We still will concentrate on the fastest-growing areas of the market, but we will remain conscious of valuations. We continue to believe that the best companies sell at a

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

premium, but we want to turn our research efforts to lesser-followed companies that have strong fundamentals and lower valuations.

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               1999

                                                  Since
                                                Inception
                        1 Year      5 Year       (8/1/94)
  Mid Cap Growth
    Portfolio           25.42%      26.53%        23.56%

                                                                                                      S&P MID CAP 400/BARRA
                                                                  MID CAP GROWTH PORTFOLIO                 GROWTH INDEX
                                                                  ------------------------            ---------------------
6/94                                                                    10000.00                           10000.00
12/94                                                                    9700.00                           10316.00
12/95                                                                   12033.00                           13132.00
12/96                                                                   13919.00                           15550.00
12/97                                                                   18058.00                           20258.00
12/98                                                                   25082.00                           27319.00
12/99                                                                   31458.00                           35170.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the One Group Mid Cap Growth Portfolio is measured against the S&P Midcap 400/BARRA Growth Index, an unmanaged index representing the performance of the highest price to book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

---------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 1999

HOW DID THE PORTFOLIO PERFORM?
The Diversified Mid Cap Portfolio posted a total return of 10.50% for the year ended December 31, 1999.

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET OF 1999?
Three distinct environments characterized the stock market of 1999. Early in the year, deep value stocks staged a comeback with a short-lived rally. Then, concerns about rising interest rates re-emerged, and larger-capitalization growth stocks resumed their favored status. Finally, beginning in August certain technology concepts caught investors' attention. Concepts such as business-to-business Internet activity, wireless communications and optical telephone components fueled a strong technology rally.

HOW DID THESE EVENTS AFFECT PORTFOLIO PERFORMANCE?
The market climate of 1999 had an overall negative affect on Portfolio performance, primarily because the Portfolio's diversified stance prevented it from significantly benefiting from any single event. In particular, the Portfolio did not participate in the technology rally, because most of the "concept" stocks fueling that surge did not exhibit the fundamental characteristics we demand of Portfolio investments.

In addition, 55% of the Portfolio's equity assets were invested in value stocks, while 45% were invested in growth stocks during the year. Value stocks -- particularly those in the mid-cap range -- significantly lagged their growth counterparts throughout most of the year. Growth stocks in general performed well during 1999, but large-cap growth stocks once again offered the strongest performance. But, as the year progressed, growth became highly concentrated in the technology sector. Investors looking for growth had to turn to technology, and those looking for even greater growth had to turn to the "concept technology" stocks.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our long-standing investment strategy is to use a bottom up approach in selecting stocks. We look for companies with sustainable, above-average growth prospects and superior levels of profitability. We prefer companies that display competitive advantages and are protected from new competitive threats. We also look for companies with shareholder-oriented management, solid financial positions and reasonable liquidity. Once we screen for these characteristics, we employ valuation criteria to ensure we are paying a reasonable price for the stock.

This approach has proven to be very effective over the long term. But, there are shorter periods when other styles of investing, such as those that emphasize pure growth with little concern for valuation, dominate the market. This was the case for most of the year.

In terms of tactics, we significantly increased the number of companies represented in the portfolio, as we worked to become sector-neutral and attempted to derive all our value-added from stock selection. The number of names in the Portfolio increased during the year from 45 to approximately 100.

DID THE PORTFOLIO BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?
All of the Portfolio's top performers for the year were found in the technology sector. For example, Veritas Software, Xilinx, Teradyne, Comverse Technology and Lexmark all posted significant gains.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 1999, the Portfolio's top 10 holdings included Veritas Software (computer software) at 4.2% of portfolio value; Xilinx (technology), 2.4%; Teradyne (technology), 2.3%; Omnicom Group (business equipment and services), 2.2%; Young & Ribicam (business equipment and services), 2.2%; Analog Devices (technology), 2.0%; SCI Systems (technology), 2.0%; Siebel Systems (technology), 1.9%; Lexmark International (technology), 1.8%; and Sybron International (health care), 1.6%.

WHAT IS YOUR OUTLOOK FOR THE MARKET?
We remain hopeful that balance and perspective will return to the stock market, and that "concept stocks" will cease driving the growth sector. We also believe that the Federal Reserve may continue on a tightening course, which may prove beneficial for value stocks. We still think the value sector offers excellent opportu-

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

nities and, as such, we expect our current weighting of 55% value and 45% growth to stand.

/s/ Michael D. Weiner
Michael D. Weiner
Team Leader
Banc One Investment Advisors Balanced Team

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               1999

                                         Since
                                       Inception
                           1 Year      (3/30/95)
  Diversified Mid Cap
    Portfolio              10.50%        15.98%

                                                   DIVERSIFIED MID CAP
                                                        PORTFOLIO             S&P MID CAP 400 INDEX           RUSSELL 2500
                                                   -------------------        ---------------------           ------------
3/95                                                    10000                       10000                       10000
12/95                                                   11073                       12104                       12264
12/96                                                   13768                       14428                       14596
12/97                                                   17460                       19081                       18153
12/98                                                   18317                       22729                       18222
12/99                                                   20240                       26075                       22623

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Pegasus Variable Mid Cap Opportunity Fund for the period prior to the substitution.

The performance of the Diversified Mid Cap Portfolio is measured against the S&P Mid Cap 400 Index, an unmanaged index representing the mid-size company segment of the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

The Russell 2500 Index is an unmanaged index generally representative of the small-to-medium-small stock market. The benchmark index for the Diversified Mid Cap Portfolio has been changed from the Russell 2500 Index to the S&P Mid Cap 400 Index in order to better represent the investment policies of the Portfolio for comparison purposes.

---------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for more information about the Portfolio.

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW                                   DECEMBER 31, 1999

HOW DID THE PORTFOLIO PERFORM?
For the year ended December 31, 1999, the Mid Cap Value Portfolio posted a total return of -1.84%.

HOW WOULD YOU CHARACTERIZE THE MID-CAP VALUE MARKET OF 1999?
Mid-cap value stocks experienced a very difficult year. The market continued to favor large-cap, fast-growing companies and tended to disregard value stocks, particularly those in the mid-capitalization range. In general, investors showed less concern for stock valuations and focused on stocks with higher price/earnings ratios.

For a brief time during the year, it looked as though value was gaining ground. From mid-March through mid-April, there was a big rally among deep value stocks. At the time, many thought the lengthy growth rally was ending and moved into these deep value stocks. Unlike relative value stocks -- the type we prefer -- deep value stocks usually have suffered a serious setback that sends the stock price tumbling. As such, we avoided jumping on the deep value bandwagon and stuck to our discipline. This proved to be a wise move, because within approximately a month deep value stocks retreated to their pre-rally levels.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy involves implementing traditional value-investing techniques, including focusing on stocks with below-average price-to-earnings and price-to-book ratios. We employ this approach within a sector-neutral stance and within the context of our basis research discipline--investing in attractively priced stocks with improving earnings growth that will lead to eventual price appreciation. We generally focus on companies with market capitalizations of less than $7 billion.

In our search for value stocks, we look for companies that exhibit an "earnings catalyst," or some factor expected to improve the company's earnings growth. This catalyst can be any one of a number of factors, including introducing a new product, implementing a management turnaround, entering a new market, etc. We chose not to chase stocks that we felt were inexpensively priced and would stay that way. Instead, we remained dedicated to our long-term strategy and research discipline.

In 1999, two key factors negatively affected Portfolio performance: 1) the market's focus on the fastest-growing companies at the expense of value stocks; and 2) the Portfolio's weighting in electric utilities. Electric utilities generally offer strong value characteristics and a "safe haven" for investors. But, 1999 clearly was not the year for this type of stock, and the Portfolio's holdings in this sector dragged down returns. The Portfolio ended the year with a 10.5% weighting in electric utilities--the Portfolio's largest industry weighting. As a group, the Portfolio's electric utilities holdings were down approximately 15% for the year.

HOW DID THE MARKET'S FOCUS ON TECHNOLOGY STOCKS AFFECT THE PORTFOLIO?
Among the favored, fast-growing companies were technology stocks, which soared to phenomenal highs and contributed to the relative underperformance of value stocks. Most of the high-flying technology stocks were from wireless communication and Internet-related companies that do not possess the value characteristics we demand of our Portfolio holdings.

While the Portfolio does invest in technology stocks, it generally does not invest in the speculative, fast-growing type of technology stocks favored in 1999. In fact, technology stocks that do meet our valuation criteria and perform well often become growth stocks. At that point, we generally will sell the holding. This happened in 1999 with software company Intuit, the Portfolio's largest holding for most of the year. In the fourth quarter alone, the stock doubled in value. By late December, though, its valuation had become extreme, and it entered the growth stock universe. Consequently, we sold our position, and at a significant profit.

WHAT WERE THE PORTFOLIO'S TOP HOLDINGS?
As of December 31, 1999, the Portfolio's top 10 holdings included Telephone and Data Systems (utilities), at 1.7% of portfolio value; Marshall & Ilsley Corp. (financial services), 1.6%; Noble Drilling Corp. (energy), 1.4%; First Security Corp. (financial services), 1.3%; Montana Power (utilities), 1.2%; Weatherford International (energy), 1.2%; Ambac Financial Group (financial services), 1.1%; DST Systems (technology), 1.1%; Charter One Financial (financial services), 1.0%; and Washington Post (consumer services), 1.0%.

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED                        DECEMBER 31, 1999

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Interest rates are likely to have an impact on the stock market and Portfolio performance in 2000. We expect the Federal Reserve to continue its tightening stance during the year, a policy that may stifle some growth. On the bright side, interest rate increases may turn investors' attention back to the value sector. We look for some of the disparity between growth and value stocks to dissipate in 2000. As such, we plan to stay neutrally weighted among the value sectors and to continue to search for the best stocks within those sectors.


/s/ Kathleen Cole
Kathleen Cole
Team Leader
Banc One Investment Advisors Value Team

/s/ Richard R. Jandrain III
Richard R. Jandrain III
Chief Investment Officer of Equity Securities

          AVERAGE ANNUAL
 TOTAL RETURN AS OF DECEMBER 31,
               1999

                                         Since
                                       Inception
                           1 Year       (5/1/97)
  Mid Cap Value
    Portfolio              -1.84%        3.99%

                                                                                                   S&P MID CAP 400/BARRA VALUE
                                                                  MID CAP VALUE PORTFOLIO                     INDEX
                                                                  -----------------------          ---------------------------
5/97                                                                    10000.00                           10000.00
12/97                                                                   11696.00                           13145.00
12/98                                                                   11309.00                           13759.00
12/99                                                                   11101.00                           14079.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above quoted performance data includes the performance of the Pegasus Variable Intrinsic Value Fund for the period prior to the substitution.

The performance of the Mid Cap Value Portfolio is measured against the S&P Midcap 400/BARRA Value Index, an unmanaged index representing the performance of the lowest price to book securities in the S&P Midcap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Portfolio reflects the deduction of these expenses.

---------------
The Portfolio's composition is subject to change.
Please refer to the prospectus and the accompanying financial statements for further information about your Portfolio.

--------------------------------------------------------------------------------
One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
ASSET BACKED SECURITIES (7.2%):
$  400,000   Americredit Automobile Receivables
               Trust, Series 99-C, Class A3,
               6.84%, 10/5/03..................  $   400,538
   200,000   Arcadia Automobile Receivables
               Trust, Series 98-A, Class A4,
               6.00%, 11/17/03.................      196,597
   250,000   Arcadia Automobile Receivables
               Trust, Series 98-B, Class A3,
               5.95%, 11/15/02.................      248,946
   500,000   Arcadia Automobile Receivables
               Trust, Series 99-B, Class A4,
               6.51%, 9/15/04..................      493,847
   145,008   Arcadia Automobile Receivables
               Trust, Series 99-C, Class A2,
               6.90%, 12/15/03.................      144,430
   345,956   Countrywide Funding Corporation,
               Series 93-8, Class A9, 7.65%,
               12/25/23........................      349,939
   400,000   CPS Auto Trust, Series 98-3, Class
               A4, 6.08%, 10/15/03.............      397,250
    64,954   Olympic Automobile Receivables
               Trust, Series 95-C, Class A2,
               6.20%, 1/15/02..................       64,997
   300,000   Olympic Automobile Receivables
               Trust, Series 96-C, Class A5,
               7.00%, 3/15/04..................      301,100
    25,829   Onyx Acceptance Auto Trust, Series
               96-1, Class A, 5.40%, 5/15/01...       25,805
   250,000   Onyx Acceptance Auto Trust, Series
               98-B, Class A2, 5.85%,
               7/15/03.........................      246,364
   500,000   Premier Auto Trust, Series 98-5,
               Class A3, 5.07%, 7/8/02.........      491,292
   200,000   Providian Master Trust, Series
               99-2, Class A, 6.60%, 4/16/07...      198,559
   200,000   Sears Credit Account Master Trust,
               Series 98-1, Class A, 5.80%,
               8/15/05.........................      197,763
    70,799   WFS Financial Owner Trust, Series
               96-C, Class A4, 6.80%,
               12/20/03........................       70,949
   750,000   WFS Financial Owner Trust, Series
               99-C, Class A2, 6.92%,
               1/20/04.........................      747,919
   295,280   World Omni Automobile Lease
               Securitization, Series 97-B,
               Class A3, 6.18%, 11/25/03.......      295,394
                                                 -----------
  Total Asset Backed Securities                    4,871,689
                                                 -----------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
CORPORATE BONDS (6.0%):
Automobile (2.0%):
$  300,000   Ford Motor Credit, 7.38%, 10/28/09
               (b).............................  $   296,767
   300,000   Ford Motor Credit, 8.20%,
               2/15/02.........................      306,972
   300,000   General Motors Acceptance Corp.,
               5.75%, 11/10/03.................      285,583
   500,000   Hertz Corp., 6.50%, 5/15/06.......      473,852
                                                 -----------
                                                   1,363,174
                                                 -----------
Finance (3.1%):
   200,000   Associates Corp. of North America,
               5.96%, 5/15/37..................      200,031
   200,000   Associates Corp. of North America,
               8.15%, 8/1/09...................      207,230
   500,000   Associates Corp. of North America,
               8.58%, 11/23/04.................      525,062
    85,000   Associates Corp. of North America,
               9.13%, 4/1/00...................       85,562
   600,000   Citicorp, 8.00%, 2/1/03...........      613,004
   500,000   Goldman Sachs Group LP, 6.25%,
               2/1/03..........................      485,082
                                                 -----------
                                                   2,115,971
                                                 -----------
Technology (0.9%):
   500,000   Boeing Capital Corp. 6.36%,
               7/15/05.........................      474,676
   110,000   Boeing Capital Corp., 7.95%,
               8/15/24.........................      114,525
                                                 -----------
                                                     589,201
                                                 -----------
  Total Corporate Bonds                            4,068,346
                                                 -----------
OTHER MORTGAGE BACKED SECURITIES (2.6%):
   126,094   Chase Mortgage Finance
               Corporation, Series 94-E, Class
               A6B, 6.65%, 4/25/10.............      123,694
     7,136   Merrill Lynch Home Equity Loan,
               Series 92-1, Class A, 5.84%,
               7/15/22.........................        7,139
   499,000   PNC Mortgage Securities
               Corporation, Series 99-4, Class
               1A10, 6.75%, 6/25/29............      457,197
   200,000   Prudential Home Mortgage
               Securities, Series 93-39, Class
               A13, 6.45%, 10/25/08............      168,000
 1,000,000   Residential Accredit Loans, Inc.,
               Series 96-QS3, Class AI11,
               7.75%, 06/25/26.................      990,645
                                                 -----------
  Total Other Mortgage Backed Securities           1,746,675
                                                 -----------
U.S. GOVERNMENT AGENCY MORTGAGES (37.9%):
Federal Home Loan Mortgage Corp. (16.5%):
   238,943   4.50%, 3/15/07, Series #1295-JB,
               CMO.............................      228,065
     8,413   2.42%, 10/15/07, Series #1389-SA,
               CMO.............................        8,037
   242,865   2.50%, 2/15/08, Series #1465-SA,
               CMO.............................        7,338

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal Home Loan Mortgage Corp., continued:
$   40,038   5.50%, 4/15/08, Series #1489-L,
               CMO.............................  $    38,653
   341,600   0.00%, 5/15/08, Series 1989, Class
               L...............................      284,468
   128,358   8.50%, 5/15/08, Series #1606-LC,
               CMO.............................      130,200
   810,695   0.00%, 8/15/08, Series 1900, Class
               T...............................      574,173
    76,769   6.00%, 9/15/08, Series #1586-A,
               CMO.............................       75,314
   163,137   0.00%, 10/15/08, Series 1967,
               Class PC........................      119,947
    49,855   7.86%, 12/15/08, Series #1647-SB,
               CMO.............................       47,487
   200,000   8.50%, 12/15/08, Series #1625-SD,
               CMO.............................      198,907
   199,762   6.40%, 2/15/09, Series #1679-O,
               CMO.............................      185,346
   125,000   6.57%, 2/15/09, Series 1796, Class
               S...............................      111,154
   381,237   9.00%, 6/1/10, Gold Pool
               #G10777.........................      392,156
   300,000   6.30%, 1/15/13, Series #2025-PE,
               CMO.............................      275,159
   376,009   1.65%, 10/15/13, Series #1595-S,
               CMO.............................        7,882
   281,947   8.21%, 10/15/13, Series #1607-SA,
               CMO.............................      248,421
    51,469   12.00%, 7/1/19, Pool #555238......       55,799
   219,347   9.50%, 7/15/19, Series #11-D,
               CMO.............................      229,216
   146,321   5.50%, 12/15/19, Series #1709-C,
               CMO.............................      143,189
    80,304   7.50%, 1/15/20, Series #1297-H,
               CMO.............................       80,454
   129,024   9.50%, 4/15/20, Series #22-C,
               CMO.............................      133,449
    50,581   10.00%, 6/15/20, Series #47-F,
               CMO.............................       52,696
    28,190   9.50%, 1/15/21, Series #99-Z,
               CMO.............................       29,461
    94,033   6.50%, 2/15/21, Series #128-I,
               CMO.............................       91,344
    48,392   9.00%, 4/15/21, Series #1065-J,
               CMO.............................       50,152
   500,000   0.00%, 2/15/22, Series 1987, Class
               W...............................      279,030
   211,000   7.00%, 5/15/22, Series #1250-J,
               CMO.............................      202,665
   400,000   6.00%, 10/15/22, Series #1395-G,
               CMO.............................      366,979
   100,322   8.50%, 10/15/22, Series #1646-MD,
               CMO.............................       98,788
   144,000   0.00%, 11/15/22, Series 2002,
               Class A.........................       97,512
    45,000   7.18%, 1/15/23, Series #1603-IF,
               CMO.............................       45,568
   484,208   1.67%, 5/15/23, Series #1592-TB,
               CMO.............................      312,843
   160,239   7.00%, 5/15/23, Series #1505-Q,
               CMO.............................      151,914
   266,976   8.53%, 5/15/23, Series #1614-VB,
               CMO.............................      209,602
    95,000   4.86%, 7/15/23, Series #1543-JC,
               CMO.............................       59,421
   812,024   6.25%, 9/15/23, Series #1589-Z,
               CMO.............................      689,247
    52,872   6.20%, 10/15/23, Series 1859,
               Class SB........................        9,688
   100,000   6.82%, 10/15/23, Series #1689-SD,
               CMO.............................       86,699
    77,426   3.25%, 11/15/23, Series #1609-LG,
               CMO.............................       61,180
   141,783   6.00%, 11/15/23, Series #1685-Z,
               CMO.............................      116,017

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal Home Loan Mortgage Corp., continued:
$   24,473   8.50%, 11/15/23, Series #1619-SD,
               CMO.............................  $    24,676
   286,574   0.00%, 2/15/24, Series #1700-GA,
               CMO.............................      207,879
   373,978   0.00%, 2/15/24, Series 1860, Class
               PA..............................      212,972
    27,820   7.57%, 2/15/24, Series #1686-SL,
               CMO.............................       25,771
   875,886   5.32%, 3/15/24, Series #1689-FC,
               CMO.............................      811,699
   344,962   6.00%, 5/15/27, Series #1981-Z,
               CMO.............................      283,109
   500,000   6.50%, 7/15/27, Series #2137-TG,
               CMO.............................      469,862
   933,000   7.50%, 9/15/27, Series #1987-PE,
               CMO.............................      908,408
   693,687   7.00%, 3/15/28, Series #2038-PN,
               CMO.............................      146,125
   500,000   7.50%, 5/15/28, Series #2054-PV,
               CMO.............................      506,792
   173,000   0.00%, 1/15/29, Series #2113-GA,
               CMO.............................       62,488
   491,926   6.50%, 6/1/29, Gold Pool
               #C00785.........................      464,407
   493,222   6.50%, 7/1/29, Gold Pool
               #C29164.........................      465,631
                                                 -----------
                                                  11,175,439
                                                 -----------
Federal National Mortgage Assoc. (15.5%):
   374,807   9.00%, 12/1/06, Pool #313699......      387,955
    33,021   8.52%, 5/25/07, Series 93-175,
               Class S, CMO....................       32,914
    73,067   0.00%, 2/25/08, Series 96-24,
               Class K.........................       64,163
   182,020   8.47%, 8/25/08, Series 93-134,
               Class SA, CMO...................      175,451
   154,065   0.00%, 9/25/08, Series 96-20,
               Class L.........................      113,060
   150,000   0.00%, 9/25/08, Series 96-39,
               Class J.........................      108,544
   302,262   8.42%, 9/25/08, Series 93-164,
               Class SA, CMO...................      282,932
   557,610   8.88%, 9/25/08, Series 93-175,
               Class SA, CMO...................      537,470
   200,000   0.00%, 10/25/08, Series 96-24,
               Class B.........................      134,290
   120,444   5.57%, 10/25/08, Series 93-196,
               Class FA, CMO...................      117,497
     5,747   256.00%, 11/1/08, Series K, Class
               2 STRIPS........................       34,023
   462,820   6.92%, 12/25/08, Series 93-233,
               Class SB, CMO...................      409,106
   400,000   7.89%, 2/25/09, Series 94-13,
               Class SK, CMO...................      357,026
    90,014   6.50%, 3/25/09, Series 95-13,
               Class B.........................       88,027
    49,707   2.47%, 11/25/13, Series 93-220,
               Class SD, CMO...................       41,169
   298,241   6.37%, 11/25/13, Series 93-220,
               Class SE, CMO...................      276,922

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc., continued:
$  500,000   6.50%, 12/18/17, Series 98-17,
               Class TB, CMO...................  $   496,553
    45,142   6.59%, 3/1/19, Pool #116612.......       45,419
    16,175   6.50%, 6/25/19, Series G93-19,
               Class K, CMO....................       16,102
   199,471   8.50%, 11/25/19, Series 89-83,
               Class H, CMO....................      204,917
    66,543   8.80%, 1/25/20, Series 90-1, Class
               D, CMO..........................       68,400
    59,428   5.50%, 8/25/20, Series 90-93,
               Class G, CMO....................       55,794
    34,725   6.00%, 10/25/20, Series 92-204,
               Class B, CMO....................       34,588
   286,122   6.50%, 12/25/20, Series 97-85,
               Class L, CMO....................       26,212
    70,371   8.75%, 12/25/20, Series 90-143,
               Class J, CMO....................       72,380
       906   652.15%, 12/25/20, Series 90-140
               Class K, CMO....................       18,714
    13,015   6.50%, 10/25/21, Series 94-30,
               Class LA, CMO...................       12,782
   200,000   5.00%, 11/25/21, Series G92-66,
               Class JB, CMO...................      178,404
   310,970   7.00%, 1/25/22, Series G92-15,
               Class Z, CMO....................      303,615
 1,800,000   7.50%, 6/25/22, Series 92-101,
               Class J, CMO....................    1,773,711
   103,038   7.00%, 7/25/22, Series G92-42,
               Class Z, CMO....................      100,937
   268,000   6.50%, 8/25/22, Series 96-59,
               Class J.........................      254,124
   400,000   5.50%, 9/25/22, Series 92-143,
               Class MA, CMO...................      353,087
    73,217   5.37%, 10/25/22, Series G92-59,
               Class F, CMO....................       70,012
   120,000   5.74%, 10/25/22, Series 93-225,
               Class FP, CMO...................      115,528
    31,281   7.00%, 10/25/22, Series G92-61,
               Class Z, CMO....................       28,588
   169,000   7.90%, 1/25/23, Series G93-1,
               Class KA, CMO...................      168,712
   100,633   0.00%, 2/25/23, Series G93-12,
               Class C, CMO....................       95,695
   181,741   5.10%, 2/25/23, Series 98-35,
               Class SV........................      139,277
    59,140   2.75%, 4/25/23, Series 93-44,
               Class S, CMO....................        5,664
    13,104   5.50%, 4/25/23, Series 93-58,
               Class J, CMO....................       11,410
   300,000   0.00%, 5/25/23, Series 93-146,
               Class D, CMO....................      258,981

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc., continued:
$   17,437   6.75%, 5/25/23, Series 93-94,
               Class K, CMO....................  $    16,437
   600,000   0.00%, 6/25/23, Series 93-257,
               Class C.........................      354,160
   651,771   1.07%, 6/25/23, Series 94-82,
               Class SA, CMO...................       14,575
   479,730   1.73%, 6/25/23, Series 94-28,
               Class SD, CMO...................      307,683
    74,859   2.17%, 8/25/23, Series 93-139,
               Class SG, CMO...................       47,860
   190,630   0.00%, 9/25/23, Series 93-248,
               Class SB, CMO...................      141,335
   116,988   2.50%, 9/25/23, Series 93-155,
               Class SB, CMO...................        7,374
   246,785   2.66%, 9/25/23, Series G93-32
               Class SA, CMO...................      151,831
   155,480   3.00%, 9/25/23, Series 93-193,
               Class B, CMO....................      139,746
   190,630   9.00%, 9/25/23, Series 93-248,
               Class FB, CMO...................      182,286
    48,572   0.00%, 11/25/23, Series 94-8,
               Class G, CMO....................       38,729
   142,979   7.10%, 12/25/23, Series 93-230,
               Class FA, CMO...................      142,154
   448,927   0.00%, 2/25/24, Series 99-16,
               Class B.........................      231,869
   117,867   7.00%, 11/17/24, Series G94-13,
               Class ZB, CMO...................      111,048
 4,640,662   1.84%, 3/25/27, Series 97-20,
               Class IB, CMO...................      262,972
   200,000   7.50%, 5/20/27, Series 97-39,
               Class PD, CMO...................      195,237
    97,459   5.87%, 3/1/29, Pool #303532.......       95,506
                                                 -----------
                                                  10,510,957
                                                 -----------
Government National Mortgage Assoc. (5.9%):
   120,000   7.00%, 8/16/13, Series 96-22 Class
               VB, CMO.........................      115,340
    95,734   8.00%, 9/15/22, Pool #297628......       97,333
   298,564   2.00%, 10/16/22, Series 94-4,
               Class SA, CMO...................       12,426
   250,000   7.49%, 7/16/24, Series 94-3, Class
               PQ, CMO.........................      246,916
   149,936   8.50%, 5/20/25, Pool #2006........      153,605
   491,000   7.50%, 9/17/25, Series 98-26,
               Class K.........................      485,617
   713,000   7.50%, 8/16/26, Series 96-16,
               Class E, CMO....................      704,159
   354,924   8.00%, 11/20/26, Pool #2324.......      357,944
   569,491   8.00%, 1/20/27, Pool #2362........      573,990
   500,000   7.50%, 5/16/27, Series 97-8, Class
               PN, CMO.........................      495,676

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc. continued:
$  229,804   8.00%, 5/15/28, Pool #460372......  $   232,633
   160,065   8.00%, 7/15/28, Pool #468066......      162,035
   411,084   7.50%, 9/15/28, Pool #486537......      407,167
                                                 -----------
                                                   4,044,841
                                                 -----------
  Total U.S. Government Agency Mortgages          25,731,237
                                                 -----------
U.S. TREASURY OBLIGATIONS (30.9%):
U.S. Treasury Bonds (28.5%):
   400,000   10.38%, 11/15/09(b)...............      460,750
 9,745,000   12.75%, 11/15/10(b)...............   12,598,463
 2,790,000   10.38%, 11/15/12(b)...............    3,390,723
 2,400,000   8.75%, 5/15/17 (b)................    2,865,751
                                                 -----------
                                                  19,315,687
                                                 -----------
U.S. Treasury Inflation Protected Bonds (1.3%):
   200,000   3.63%, 7/15/02(b).................      208,085
   200,000   3.38%, 1/15/07(b).................      200,191
   550,000   3.63%, 4/15/28(b).................      511,394
                                                 -----------
                                                     919,670
                                                 -----------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury STRIPS (1.1%):
$  500,000   11/15/11..........................  $   224,592
   300,000   2/15/13...........................      123,222
   450,000   2/15/14...........................      172,238
   800,000   5/15/18...........................      230,569
                                                 -----------
                                                     750,621
                                                 -----------
  Total U.S. Treasury Obligations                 20,985,978
                                                 -----------
REPURCHASE AGREEMENT (14.7%):
 9,952,000   State Street Bank, 3.00%, 1/3/00
               (Collateralized by $10,155,000
               Federal National Mortgage
               Assoc., 6.35%, 6/22/01, market
               value $10,155,000)..............    9,952,000
                                                 -----------
  Total Repurchase Agreement                       9,952,000
                                                 -----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (18.0%):
Repurchase Agreement (18.0%):
12,237,976   Lehman Brothers A2/P2 Tri-Party,
               4.65%, 1/3/00 (Collateralized by
               $12,852,438 Silver Tower US
               Funding Commercial Paper,
               5/23/00, market value
               $12,852,438)....................   12,237,976
                                                 -----------
  Total Short-Term Securities Held as
  Collateral                                      12,237,976
                                                 -----------
Total (Cost $81,694,885)(a)                      $79,593,901
                                                 ===========

------------

Percentages indicated are based on net assets of $67,843,537.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation......................  $   236,259
                   Unrealized depreciation......................   (2,337,243)
                                                                  -----------
                   Net unrealized depreciation..................  $(2,100,984)
                                                                  ===========

(b) A portion of this security was loaned as of December 31, 1999.

The abbreviations in the above statement stand for the following:

    CMO        Collateralized Mortgage Obligation
    STRIPS     Separate Trading of Registered Interest and Principal
               Securities

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
Government Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. GOVERNMENT AGENCY MORTGAGES (66.4%):
Federal Home Loan Mortgage Corp. (31.2%):
$   38,841   6.50%, 1/1/01, Gold Pool
               #G50324.........................  $    38,385
   111,572   8.50%, 12/1/09, Gold Pool
               #E20150.........................      115,267
   577,209   7.00%, 2/1/11, Gold Pool
               #E63959.........................      573,215
   950,992   5.50%, 3/1/14, Gold Pool
               #E75738.........................      884,955
   379,870   6.00%, 4/1/14, Gold Pool
               #E76438.........................      361,739
   961,700   6.50%, 6/1/14, Gold Pool
               #E00678.........................      934,349
   500,000   6.00%, 2/15/17, Series #2108-VB,
               CMO.............................      451,136
 1,500,000   6.50%, 1/15/22, Series #2149-TR,
               CMO.............................    1,454,423
   250,000   6.50%, 11/15/22, Series #1552-HB,
               CMO.............................      235,964
   239,000   6.50%, 9/15/23, Series #1584-L,
               CMO.............................      216,648
   333,000   6.50%, 11/15/23, Series #1621-K,
               CMO.............................      302,513
   201,000   6.50%, 3/15/24, Series #1694-PK,
               CMO.............................      183,826
 1,000,000   8.50%, 4/15/24, Series #1761-J,
               CMO.............................    1,036,264
   261,999   8.00%, 9/1/24, Gold Pool
               #D55955.........................      264,735
   731,695   6.50%, 11/1/25, Gold Pool
               #D65545.........................      696,274
   918,243   6.00%, 4/1/26, Gold Pool
               #D70244.........................      850,458
   345,000   6.50%, 10/17/26, Series #1985-PL,
               CMO.............................      318,860
 1,500,000   6.00%, 2/15/27, Series #2091-PF...    1,349,674
 2,285,000   6.25%, 4/15/27, Series #2018-PE,
               CMO.............................    2,041,636
 1,000,000   6.50%, 1/15/28, Series #2137-TM...      929,460
   120,000   6.00%, 2/15/28, Series #2165-PD,
               CMO.............................      108,369
 1,500,000   6.95%, 3/15/28, Series #2035-PC,
               CMO.............................    1,425,490
   295,287   8.50%, 7/1/28, Gold Pool
               #G00981.........................      303,499
 2,000,000   6.50%, 8/15/28, Series #2080-PJ,
               CMO.............................    1,821,904
 3,313,369   6.50%, 2/1/29, Gold Pool
               #C22459.........................    3,133,320
                                                 -----------
                                                  20,032,363
                                                 -----------
Federal National Mortgage Assoc. (9.2%):
   201,633   7.00%, 9/1/03, Pool #359952.......      201,662
   735,528   7.00%, 7/17/05, Series 97-26,
               Class GD, CMO...................      732,985
   400,000   8.63%, 2/25/09, Series 94-13,
               Class SM, CMO...................      365,408
   142,786   7.50%, 8/1/09, Pool #279759.......      144,115
   156,498   6.50%, 11/1/11, Pool #356206......      152,561
   500,000   6.00%, 1/17/13, Series 98-37,
               Class VB, CMO...................      452,909
 1,000,000   6.50%, 6/25/14, Series 98-59,
               Class VB, CMO...................      926,789
   347,353   9.50%, 6/25/18, Series 88-16,
               Class B, CMO....................      366,866

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc., continued:
$  500,000   6.00%, 5/25/22, Series 93-204,
               Class A, CMO....................  $   482,622
   245,000   7.00%, 9/25/23, Series 93-155,
               Class PJ, CMO...................      236,585
   337,690   6.50%, 9/1/25, Pool #250375.......      321,198
   641,932   6.50%, 5/1/26, Pool #338417.......      609,810
 1,000,000   6.50%, 10/25/28, Series 98-58,
               Class PC, CMO...................      909,475
                                                 -----------
                                                   5,902,985
                                                 -----------
Government National Mortgage Assoc. (26.0%):
   292,765   7.50%, 5/15/23, Pool #326977......      291,415
   199,024   7.50%, 6/15/23, Pool #359588......      198,107
   202,656   9.00%, 11/15/24, Pool #780029.....      212,578
   424,522   7.50%, 9/15/25, Pool #336427......      421,224
    87,649   7.00%, 12/15/25, Pool #405535.....       85,030
 1,500,000   6.38%, 11/20/26, Series 98-14,
               Class PG, CMO...................    1,393,042
 1,456,151   8.00%, 11/20/26, Pool #2324.......    1,468,543
   218,229   7.50%, 12/20/26, Pool #2341.......      216,658
   500,000   6.50%, 6/20/27, Series 97-19,
               Class PJ, CMO...................      462,393
   408,806   6.75%, 7/20/27, Pool #80094.......      410,985
   223,463   8.00%, 10/15/27, Pool #412336.....      226,278
 1,260,407   8.00%, 10/15/27, Pool #451507.....    1,276,288
   330,525   7.00%, 11/15/27, Pool #412369.....      320,153
   742,783   7.50%, 1/15/28, Pool #427208......      735,704
   442,359   6.50%, 3/15/28, Pool #467705......      416,030
   430,065   7.00%, 4/15/28, Pool #472543......      416,045
   422,949   7.00%, 6/15/28, Pool #472679......      409,160
   368,422   7.50%, 7/15/28, Pool #780828......      364,911
   224,262   6.50%, 9/15/28, Pool #467225......      210,914
 2,000,000   7.50%, 9/16/28, Series 99-33,
               Class PQ, CMO...................    1,986,142
 1,000,000   6.50%, 9/20/28, Series 98-22,
               Class PD, CMO...................      893,043
   913,949   7.00%, 11/15/28, Pool #469699.....      884,154
   500,000   6.00%, 5/20/29, Series 99-17,
               Class L, CMO....................      417,687
   996,445   7.50%, 7/15/29, Pool #472104......      986,689
 1,998,589   7.50%, 11/15/29, Pool #521674.....    1,979,023
                                                 -----------
                                                  16,682,196
                                                 -----------
  Total U.S. Government Agency Mortgages          42,617,544
                                                 -----------
U.S. GOVERNMENT AGENCY SECURITIES (10.1%):
Federal Farm Credit Bank (2.3%):
 1,500,000   6.75%, 7/7/09.....................    1,463,670
                                                 -----------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Government Bond Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Federal Home Loan Bank (2.3%):
$1,500,000   6.15%, 9/30/02....................  $ 1,481,978
                                                 -----------
Federal National Mortgage Assoc. (2.0%):
 1,300,000   5.75%, 4/15/03....................    1,263,102
                                                 -----------
Resolution Funding Corp. (3.5%):
   975,000   Principal STRIPS, 10/15/08........      536,733
 1,000,000   Principal STRIPS, 10/15/17........      289,707
 2,000,000   Principal STRIPS, 1/15/20.........      498,162
 4,000,000   Principal STRIPS, 7/15/20.........      954,764
                                                 -----------
                                                   2,279,366
                                                 -----------
  Total U.S. Government Agency Securities          6,488,116
                                                 -----------
U.S. TREASURY OBLIGATIONS (16.2%):
U.S. Treasury Bonds (6.2%):
   900,000   7.50%, 11/15/01...................      919,969
   550,000   6.88%, 5/15/06....................      559,797
 2,000,000   9.13%, 5/15/18 (b)................    2,478,750
                                                 -----------
                                                   3,958,516
                                                 -----------
U.S. Treasury Inflation Protected Bonds (1.5%):
 1,000,000   3.63%, 1/15/08....................      992,040
                                                 -----------
U.S. Treasury Notes (8.5%):
 1,500,000   6.25%, 4/30/01....................    1,501,875
 1,000,000   5.88%, 11/30/01 (b)...............      994,063
 1,500,000   5.50%, 1/31/03....................    1,464,845

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Notes, continued:
$1,500,000   5.88%, 11/15/04 (b)...............  $ 1,471,407
                                                 -----------
                                                   5,432,190
                                                 -----------
  Total U.S. Treasury Obligations                 10,382,746
                                                 -----------
REPURCHASE AGREEMENT (6.6%):
 4,242,000   State Street Bank, 3.00%, 1/3/00
               (Collateralized by $4,330,000
               Federal National Mortgage
               Assoc., 6.35%, 6/22/01, market
               value $4,330,000)...............    4,242,000
                                                 -----------
  Total Repurchase Agreement                       4,242,000
                                                 -----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (5.4%):
Repurchase Agreement (5.4%):
 3,467,785   Lehman Brothers Agency/Mortgage
               Tri-Party, 3.00%, 1/3/00
               (Collateralized by $33,530,000
               FHLMC-GNMA Strips, 7.50%,
               3/25/24, market value
               $3,569,244).....................    3,467,785
                                                 -----------
  Total Short-Term Securities Held as
Collateral                                         3,467,785
                                                 -----------
Total (Cost $69,422,977)(a)                      $67,198,191
                                                 ===========

------------

Percentages indicated are based on net assets of $64,159,438.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $5,194. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation......................  $    54,446
                   Unrealized depreciation......................   (2,284,426)
                                                                  -----------
                   Net unrealized depreciation..................  $(2,229,980)
                                                                  ===========

(b) A portion of this security was loaned as of December 31, 1999.

The abbreviation in the above statement stands for the following:

    CMO        Collateralized Mortgage Obligation
    STRIPS     Separate Trading of Interest and Principal Securities

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES (4.5%):
$  315,956   Advanta Equipment Receivables,
               Series 98-1, Class A2, 5.82%,
               12/15/06.......................  $    314,216
   146,729   Americredit Automobile
               Receivables Trust, Series 99-A,
               Class A2, 5.38%, 4/12/02.......       146,360
   250,000   Americredit Automobile
               Receivables Trust, Series 98-B
               Class A4, 6.06%, 12/12/02......       248,066
   319,183   Arcadia Automobile Receivables
               Trust, Series 97-D, Class A3,
               6.20%, 5/15/03.................       318,476
    63,435   Case Equipment Loan Trust, Series
               97-A, Class A3, 6.45%,
               3/15/04........................        63,461
   200,000   Case Equipment Loan Trust, Series
               98-A, Class A4, 5.83%,
               2/15/05........................       197,295
   375,000   Chase Credit Card Master Trust,
               Series 98-3, Class A, 6.00%,
               8/15/05........................       365,631
   250,000   Chemical Master Credit Card
               Trust, Series 95-2, Class A,
               6.23%, 6/15/03.................       249,484
   252,163   Chevy Chase Auto Receivables
               Trust, Series 95-2, Class A,
               5.80%, 6/15/02.................       252,076
   350,000   Circuit City Credit Card Master
               Trust, Series 95-1, Class A,
               6.38%, 8/15/05.................       349,886
    26,271   Copelco Capital Funding Corp.,
               Series 96-A, Class A, 6.34%,
               7/20/04........................        26,261
    58,945   CPS Auto Trust, Series 97-2,
               Class A, 6.65%, 10/15/02.......        58,952
   175,000   Discover Card Master Trust,
               Series 99-2, Class A, 5.90%,
               10/15/04.......................       171,382
   400,000   Green Tree Financial Corp. Series
               97-7, Class A5, 6.54%,
               7/15/29........................       396,042
   229,031   Green Tree Recreational,
               Equipment & Consumer Trust,
               Series 98-A, Class A1C, 6.18%,
               6/15/19........................       225,180
   130,000   Harley-Davidson Eaglemark
               Motorcycle Trust, Series 98-1,
               Class A2, 5.94%, 2/15/04.......       128,741
   400,000   Nationsbank Credit Card Master
               Trust, Series 95-1, Class A,
               6.45%, 4/15/03.................       400,258

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES, CONTINUED:
$  411,967   Nationscredit Grantor Trust,
               Series 96-1, Class A, 5.85%,
               9/15/11........................  $    402,008
     6,534   Newcourt Receivables Asset Trust,
               Series 96-2, Class A, 6.87%,
               6/20/04........................         6,515
    17,574   Newcourt Receivables Asset Trust,
               Series 96-3, Class A, 6.24%,
               12/20/04.......................        17,516
   398,722   Onyx Acceptance Auto Trust,
               Series 97-2, Class A, 6.35%,
               10/15/03.......................       397,312
   500,000   Onyx Acceptance Auto Trust,
               Series 98-A, Class CTFS, 5.99%,
               1/15/05........................       488,888
   191,938   Provident Bank Equipment Lease
               Trust, Series 98-A, Class A3,
               5.60%, 4/25/06.................       188,271
   495,000   Rental Car Finance Corp., Series
               97-1, Class A2, 6.45%,
               8/25/05........................       480,807
   175,000   Sears Credit Account Master
               Trust, Series 98-1, Class A,
               5.80%, 8/15/05.................       173,043
   462,718   SLM Student Loan Trust, Series
               99-1, Class A1T, 6.33%,
               4/25/08........................       460,837
   100,000   Toyoto Auto Lease Trust, Series
               98-B, Class A2, 5.45%,
               3/25/03........................        98,693
   247,985   Union Acceptance Corp., Series
               96-C, Class A2, 6.51%,
               11/8/02........................       248,115
   333,422   Union Acceptance Corp., Series
               97-B, Class A2, 6.70%,
               6/8/03.........................       333,367
   260,000   Union Acceptance Corp., Series
               98-A, Class A4, 6.11%,
               10/8/03........................       257,630
   170,000   Union Acceptance Corp., Series
               99-A, Class A4, 5.70%,
               6/8/04.........................       165,207
   189,978   WFS Financial Owner Trust, Series
               98-B, Class A3, 5.95%,
               7/20/01........................       189,584
   250,000   WFS Financial Owner Trust, Series
               99-A, Class A3, 5.55%,
               2/20/03........................       246,456

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
ASSET BACKED SECURITIES, CONTINUED:
$  225,000   WFS Financial Owner Trust, Series
               99-B, Class A4, 6.42%,
               7/20/04........................  $    222,283
                                                ------------
  Total Asset Backed Securities                    8,288,299
                                                ------------
COMMON STOCKS (55.6%):
Aircrafts (0.1%):
     5,830   Cordant Technologies, Inc........       192,390
                                                ------------
Aluminum (0.5%):
    10,700   Alcoa, Inc.......................       888,100
                                                ------------
Apparel (0.7%):
     6,100   Intimate Brands, Inc.............       263,063
    14,000   Jones Apparel Group, Inc.*.......       379,750
    13,510   Nike, Inc. Class B...............       669,589
                                                ------------
                                                   1,312,402
                                                ------------
Banks (4.0%):
    25,190   Bank of America Corp.............     1,264,223
    16,849   Charter One Financial, Inc.......       322,237
    11,140   Chase Manhattan Corp. (The)......       865,439
    39,880   Citigroup, Inc...................     2,215,832
    17,870   First Security Corp..............       456,244
     7,750   First Tennessee National Corp....       220,875
    24,950   FleetBoston Financial Corp.......       868,572
    10,530   Pacific Century Financial
               Corp...........................       196,779
    12,120   SouthTrust Corp..................       458,288
    10,380   Wells Fargo Co...................       419,741
                                                ------------
                                                   7,288,230
                                                ------------
Beverages (0.4%):
     7,590   Coca-Cola Co. (The)..............       442,118
    14,640   Coca-Cola Enterprises, Inc.(b)...       294,630
                                                ------------
                                                     736,748
                                                ------------
Broadcasting (2.4%):
    14,730   Belo, (A.H.) Corp. Series A......       280,791
    11,430   CBS Corp.*.......................       730,806
    12,030   Comcast Corp. Class A............       608,267
    19,440   Time Warner, Inc.................     1,408,185
    21,750   Viacom, Inc. Class B*(b).........     1,314,515
                                                ------------
                                                   4,342,564
                                                ------------
Business Equipment & Services (0.2%):
     6,440   Waters Corp.*....................       341,320
                                                ------------
Chemicals -- Petroleum & Inorganic (0.6%):
     8,190   Du Pont (E.I.) De Nemours &
               Co.............................       539,516
    12,690   Lyondell Chemical Co.............       161,798
    10,590   Monsanto Co......................       377,269
                                                ------------
                                                   1,078,583
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Chemicals -- Specialty (0.7%):
     9,600   Cabot Corp.......................  $    195,600
    11,620   CK Witco Corp....................       155,418
     8,910   Cytec Industries, Inc.*..........       206,044
    14,010   Ferro Corp.......................       308,220
    18,930   RPM, Inc.........................       192,849
    10,150   Sigma-Aldrich Corp...............       305,134
                                                ------------
                                                   1,363,265
                                                ------------
Communications Equipment (4.9%):
     5,960   ADC Telecommunications,
               Inc.*(b).......................       432,472
     8,320   BMC Software, Inc.*..............       665,080
    31,560   Cisco Systems, Inc.*.............     3,380,865
     3,040   Comverse Technology, Inc.*(b)....       440,040
    26,410   Lucent Technologies, Inc.........     1,975,798
    16,040   Nortel Networks Corp. ADR........     1,620,040
     7,260   Symbol Technologies, Inc.........       461,464
                                                ------------
                                                   8,975,759
                                                ------------
Computers -- Main & Mini (1.1%):
     6,970   Hewlett-Packard Co...............       794,144
    10,810   International Business Machines
               Corp...........................     1,167,480
                                                ------------
                                                   1,961,624
                                                ------------
Computers -- Micro (1.4%):
    27,520   Dell Computer Corp.*.............     1,403,520
    16,340   Sun Microsystems, Inc.*..........     1,265,329
                                                ------------
                                                   2,668,849
                                                ------------
Computers -- Peripheral (4.2%):
    15,840   EMC Corp.*.......................     1,730,520
    40,520   Microsoft Corp.*.................     4,730,710
     4,050   Oracle Corp.*....................       453,853
     6,230   Rational Software Corp.*.........       306,049
     7,620   Symantec Corp.*..................       446,722
                                                ------------
                                                   7,667,854
                                                ------------
Construction & Building Materials (0.3%):
    14,640   Crane Co.........................       290,970
     6,400   USG Corp.........................       301,600
                                                ------------
                                                     592,570
                                                ------------
Cosmetics and Toiletry (0.4%):
    19,700   Gillette Co. (The)...............       811,394
                                                ------------
Electrical Equipment (3.2%):
    26,340   General Electric Co..............     4,076,115
     7,520   Johnson Controls, Inc............       427,700
    13,340   Mark IV Industries, Inc..........       235,951
    30,220   Tyco International Ltd...........     1,174,803
                                                ------------
                                                   5,914,569
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Electronics -- Components (2.5%):
    26,930   Intel Corp.......................  $  2,216,675
    15,180   Maxim Integrated Products,
               Inc.*..........................       716,306
     7,730   SCI Systems, Inc.*...............       635,309
     4,460   Solectron Corp.*.................       424,258
    12,740   Xilinx, Inc.*....................       579,273
                                                ------------
                                                   4,571,821
                                                ------------
Electronics -- Instruments (0.5%):
     7,250   Applied Materials, Inc.*.........       918,484
                                                ------------
Finance Companies (0.2%):
    12,310   Associates First Capital Corp....       337,756
                                                ------------
Food and Related (0.8%):
    50,640   Sara Lee Corp....................     1,117,245
    17,670   U.S. Foodservice*................       295,973
                                                ------------
                                                   1,413,218
                                                ------------
Forest and Paper Products (1.3%):
    12,440   Georgia-Pacific Group............       631,330
    19,200   Kimberly-Clark Corp..............     1,252,800
    11,470   Pentair, Inc.....................       441,595
                                                ------------
                                                   2,325,725
                                                ------------
Healthcare -- Drugs (2.1%):
     9,010   Abbott Laboratories..............       327,176
     5,110   Gilead Sciences, Inc.*...........       276,579
     2,290   MedImmune, Inc.*.................       379,854
    14,590   Merck & Co., Inc.................       978,442
    27,510   Pfizer, Inc......................       892,355
    23,370   Schering-Plough Corp.............       985,922
                                                ------------
                                                   3,840,328
                                                ------------
Healthcare -- General (2.4%):
    17,750   American Home Products Corp......       700,015
     8,760   Baxter International, Inc........       550,237
     9,660   Biomet, Inc......................       386,400
    23,660   Bristol-Myers Squibb Co..........     1,518,676
    15,380   IDEXX Laboratories, Inc.*(b).....       248,003
     5,550   Johnson & Johnson................       516,844
     7,570   Warner-Lambert Co................       620,267
                                                ------------
                                                   4,540,442
                                                ------------
Hospital Supply and Management (0.5%):
     5,970   Guidant Corp.*...................       280,590
    20,570   Medtronic, Inc...................       749,519
                                                ------------
                                                   1,030,109
                                                ------------
Hotels & Gaming (0.3%):
    30,040   Hilton Hotels Corp...............       289,135
    12,500   International Game Technology....       253,906
                                                ------------
                                                     543,041
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Household -- General Products (0.4%):
     6,190   Procter & Gamble Co. (The).......  $    678,192
                                                ------------
Household -- Major Appliances (0.2%):
     4,690   Whirlpool Corp...................       305,143
                                                ------------
Insurance -- Property & Casualty (1.7%):
    16,452   American International Group,
               Inc............................     1,778,872
     8,280   CIGNA Corp.......................       667,057
    13,530   Hartford Financial Services Group
               (The)..........................       640,984
                                                ------------
                                                   3,086,913
                                                ------------
Metal Fabrication (0.2%):
     6,560   Fastenal Co.(b)..................       294,790
                                                ------------
Motor Vehicles (0.4%):
    10,370   General Motors Corp..............       753,769
                                                ------------
Motor Vehicles -- Parts (0.4%):
     1,500   Danaher Corp.....................        72,375
     7,850   Lear Corp.*......................       251,200
     5,430   SPX Corp.*.......................       438,812
                                                ------------
                                                     762,387
                                                ------------
Multiple Industry (0.0%):
     3,253   Huttig Building Products,
               Inc.*..........................        16,063
                                                ------------
Petroleum -- Domestic (0.6%):
    17,150   Occidental Petroleum Corp........       370,869
    10,310   Tosco Corp.......................       280,303
    20,960   USX -- Marathon Group............       517,450
                                                ------------
                                                   1,168,622
                                                ------------
Oil -- International (2.5%):
    38,658   Exxon Mobil Corp.................     3,114,385
    14,190   Royal Dutch Petroleum Co. ADR....       857,608
    12,140   Texaco, Inc......................       659,354
                                                ------------
                                                   4,631,347
                                                ------------
Petroleum -- Services (0.5%):
    11,720   Halliburton Co...................       471,730
    13,830   Transocean Sedco Forex, Inc......       465,898
                                                ------------
                                                     937,628
                                                ------------
Publishing (0.4%):
    14,980   New York Times Co. (The) Class
               A..............................       735,893
                                                ------------
Railroads (0.2%):
     5,430   Kansas City Southern Industries,
               Inc............................       405,214
                                                ------------
Restaurants (0.4%):
     7,490   Applebee's International, Inc....       220,955
    13,340   Tricon Global Restaurants,
               Inc.*..........................       515,258
                                                ------------
                                                     736,213
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Retail -- Food Stores (0.3%):
    14,730   CVS Corp.........................  $    588,279
                                                ------------
Retail -- General Merchandise (1.5%):
     9,210   Kohl's Corp.*....................       664,847
    13,210   TJX Cos., Inc. (The).............       269,979
    25,750   Wal-Mart Stores, Inc.............     1,779,969
                                                ------------
                                                   2,714,795
                                                ------------
Retail -- Specialty (0.5%):
     5,580   AnnTaylor Stores Corp.*..........       192,161
    15,520   Williams-Sonoma, Inc.*(b)........       713,920
                                                ------------
                                                     906,081
                                                ------------
Security & Commercial Broker (2.4%):
     4,580   American Express Co..............       761,425
    17,310   Fannie Mae.......................     1,080,793
     6,850   Marsh & McLennan Cos., Inc.......       655,460
    12,980   Morgan Stanley Dean Witter &
               Co.............................     1,852,895
                                                ------------
                                                   4,350,573
                                                ------------
Timesharing & Software (0.9%):
    21,780   America Online, Inc.*............     1,643,029
                                                ------------
Tobacco (0.7%):
    55,720   Philip Morris Cos., Inc..........     1,292,008
                                                ------------
Trucking & Shipping (0.2%):
     5,500   United Parcel Service, Inc.......       379,500
                                                ------------
Utilities -- Electric (1.1%):
    11,810   CMS Energy Corp..................       368,324
    24,350   Energy East Corp.................       506,784
     9,600   FPL Group, Inc...................       411,000
    15,560   GPU, Inc.........................       465,828
     8,930   Pinnacle West Capital Corp.......       272,923
                                                ------------
                                                   2,024,859
                                                ------------
Utilities -- Gas & Pipeline (0.5%):
    10,730   El Paso Energy Corp..............       416,458
    16,860   Williams Cos., Inc. (The)........       515,284
                                                ------------
                                                     931,742
                                                ------------
Utilities -- Telephone (3.9%):
    11,369   AT&T Corp........................       576,977
    18,265   CenturyTel, Inc..................       865,304
    36,690   MCI WorldCom, Inc.*..............     1,946,862
    12,200   Qwest Communications
               International, Inc.*(b)........       524,600
    37,870   SBC Communications, Inc..........     1,846,163
    22,370   Sprint Corp......................     1,505,781
                                                ------------
                                                   7,265,687
                                                ------------
  Total Common Stocks                            102,265,872
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
CORPORATE BONDS (5.4%):
Banks, Finance & Insurance (3.0%):
$  200,000   Associates Corp. of North
               America, 6.38%, 7/15/02........  $    197,241
   300,000   Associates Corp. of North
               America, 8.58%, 11/23/04.......       315,037
   250,000   BankAmerica Corp., 8.13%,
               2/1/02.........................       255,524
   250,000   BCH Cayman Islands, 7.50%,
               6/15/05........................       246,804
   300,000   Boatmens Bancshares, 6.75%,
               3/15/03........................       295,410
   500,000   Caterpillar Financial Services
               Corp., 6.40%, 4/16/01..........       497,948
   250,000   Chrysler Financial Corp., 5.88%,
               2/7/01.........................       247,907
   451,000   First Hawaiian, Inc., 6.25%,
               8/15/00........................       449,513
   200,000   Ford Capital BV, 9.38%,
               5/15/01........................       206,400
   250,000   General Motors Acceptance Corp.,
               8.25%, 2/24/04.................       259,049
   300,000   Goldman Sachs Group, 7.20%,
               3/1/07.........................       288,311
   250,000   Huntington National Bank, 6.75%,
               6/15/03........................       247,910
   475,000   Inter-American Development Bank,
               8.40%, 9/1/09..................       517,373
   250,000   International Lease Finance
               Corp., 5.88%, 1/15/01..........       247,696
   333,000   McDonnel Douglas Financial Corp.,
               6.45%, 12/5/02.................       326,949
   350,000   Metropolitan Life Insurance Co.,
               6.30%, 11/1/03.................       335,703
   200,000   Morgan Stanley, 6.50%, 3/30/01...       199,425
   130,000   National Rural Utilities, 7.30%,
               9/15/06........................       129,910
   230,000   Society National Bank, 6.75%,
               6/15/03........................       226,498
                                                ------------
                                                   5,490,608
                                                ------------
Consumer Goods (0.2%):
   300,000   Tyco International Group, 6.25%,
               6/15/03........................       284,651
                                                ------------
Consumer Services (0.1%):
   250,000   Hertz Corp., 6.00%, 1/15/03......       241,470
                                                ------------
Energy (0.1%):
   250,000   Occidental Petroleum, 9.25%,
               8/1/19.........................       278,968
                                                ------------
Retail (0.4%):
   250,000   Dayton Hudson Corp., 7.25%,
               9/1/04.........................       252,313
   250,000   JC Penney & Co., 7.25%, 4/1/02...       245,160
   250,000   Sears Roebuck Acceptance, 7.13%,
               5/2/03.........................       246,725
                                                ------------
                                                     744,198
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
CORPORATE BONDS, CONTINUED:
Technology (0.5%):
$  465,000   Lockheed Martin Corp., 6.75%,
               3/15/03........................  $    452,394
   395,000   Oracle Corp., 6.72%, 2/15/04.....       385,374
                                                ------------
                                                     837,768
                                                ------------
Transportation (0.1%):
   250,000   JB Hunt Transportation Services,
               6.25%, 9/1/03..................       238,412
                                                ------------
Utilities (1.0%):
   250,000   AT&T Corp. 7.50%, 6/1/06.........       250,239
   248,000   Columbia Energy Group, 6.80%,
               11/28/05.......................       239,720
   900,000   Hydro-Quebec, 6.52%, 2/23/06.....       855,024
   200,000   Ohio Bell Telephone Co., 5.75%,
               5/1/00.........................       199,652
   250,000   Virginia Electric & Power, 6.63%,
               4/1/03.........................       245,894
                                                ------------
                                                   1,790,529
                                                ------------
  Total Corporate Bonds                            9,906,604
                                                ------------
OTHER MORTGAGE BACKED SECURITIES (1.6%):
   325,000   Advanta Mortgage Loan Trust,
               Series 98-1, Class A4, 6.42%,
               9/25/21........................       318,391
   145,000   Advanta Mortgage Loan Trust,
               Series 97-4, Class A4, 6.66%,
               3/25/22........................       142,892
   360,000   Advanta Mortgage Loan Trust,
               Series 97-4, Class A5, 6.72%,
               3/25/24........................       354,087
   142,679   Ameresco Residential Securities
               Mortgage Loan, Series 97-2,
               Class A4, 6.93%, 3/25/23.......       142,203
   500,000   Contimortgage Home Equity Loan
               Trust, Series 98-1, Class A4,
               6.28%, 1/15/13.................       494,072
   155,000   Contimortgage Home Equity Loan
               Trust, Series 98-1, Class A5,
               6.43%, 4/15/16.................       152,353
   210,000   EQCC Home Equity Loan Trust,
               Series 97-3, Class A5, 6.45%,
               9/15/12........................       208,533
    40,113   EQCC Home Equity Loan Trust,
               Series 98-2, Class A1F, 6.24%,
               4/15/08........................        40,024
   353,848   Fleetwood Credit Corp. Grantor
               Trust, Series 97-B, Class A,
               6.40%, 5/15/13.................       351,603

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
OTHER MORTGAGE BACKED SECURITIES, CONTINUED:
$  145,000   The Money Store Home Equity
               Trust, Series 96-C, Class A12,
               7.25%, 7/15/13.................  $    145,014
    59,147   The Money Store Home Equity
               Trust, Series 96-A, Class A5,
               6.85%, 6/15/19.................        59,050
    44,811   The Money Store Home Equity
               Trust, Series 94-C, Class A4,
               7.80%, 10/15/21................        44,990
    70,000   The Money Store Home Equity
               Trust, Series 96-B, Class A7,
               7.55%, 2/15/20.................        70,017
    95,000   The Money Store Home Equity
               Trust, Series 97-D, Class AF7,
               6.49%, 12/15/38................        91,461
    55,681   The Money Store Residential
               Trust, Series 98-I, Class A2,
               6.20%, 3/15/08.................        55,573
   218,484   Sears Mortgage Funding Trust,
               Series 89-1, Class D, 9.93%,
               4/1/19.........................       229,771
                                                ------------
  Total Other Mortgage Backed Securities           2,900,034
                                                ------------
U.S. GOVERNMENT AGENCY SECURITIES (3.1%):
Federal Home Loan Bank (2.7%):
   300,000   5.66%, 6/23/00...................       299,247
   250,000   5.57%, 8/14/00...................       248,979
   250,000   4.98%, 9/15/00...................       247,835
   400,000   4.95%, 9/18/00...................       396,307
 1,750,000   5.88%, 11/25/08..................     1,589,745
 2,000,000   5.61%, 2/11/09(b)................     1,805,078
   415,000   5.89%, 3/30/09...................       381,539
                                                ------------
                                                   4,968,730
                                                ------------
Federal Home Loan Mortgage Corp. (0.3%):
   500,000   8.53%, 2/2/05....................       500,583
                                                ------------
Federal National Mortgage Assoc. (0.1%):
   200,000   7.55%, 4/22/02...................       204,026
                                                ------------
  Total U.S. Government Agency Securities          5,673,339
                                                ------------
U.S. TREASURY OBLIGATIONS (7.6%):
U.S. Treasury Bills (0.2%):
   415,000   1/20/00..........................       414,018
                                                ------------
U.S. Treasury Bonds (6.8%):
10,250,000   10.38%, 11/15/12(b)..............    12,456,958
                                                ------------
U.S. Treasury STRIPS (0.6%):
 3,000,000   2/15/15..........................     1,071,183
                                                ------------
Total U.S. Treasury Obligations                   13,942,159
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES (15.6%):
Federal Home Loan Mortgage Corp. (4.8%):
$  227,141   9.50%, 1/15/05, Series #24-B,
               CMO............................  $    231,509
   109,841   6.25%, 1/15/06, Series #1519-E,
               CMO............................       109,727
    35,723   6.50%, 4/15/06, Series #1838-C,
               CMO............................        35,631
 1,000,000   6.50%, 8/15/06, Series
               #1513-K,CMO....................       996,005
   174,836   8.00%, 10/1/10, Gold Pool
               #G10518........................       178,794
   415,226   6.00%, 3/1/13, Gold Pool
               #E69409........................       395,407
   380,783   6.50%, 3/1/13, Gold Pool
               #E69466........................       371,035
   410,680   6.50%, 6/1/13, Gold Pool
               #E00552........................       399,690
   373,379   7.00%, 6/1/13, Gold Pool
               #E00554........................       370,179
   236,071   8.00%, 4/1/17, Pool #290302......       238,668
   650,000   6.50%, 9/25/19, Series #8-G,
               CMO............................       647,195
   119,673   6.50%, 8/15/20, Series #1822-D,
               CMO............................       118,158
   311,065   8.00%, 7/15/21, Series #1120-L,
               CMO............................       314,459
   195,875   5.50%, 8/15/21, Series #1116-I,
               CMO............................       184,110
   269,613   6.85%, 10/15/21, Series #1980-C,
               CMO............................       269,364
   644,000   6.50%, 11/15/21, Series #1541-GA,
               CMO............................       623,199
   116,350   7.50%, 3/15/23, Series #1856-B,
               CMO............................       116,769
   326,000   6.85%, 6/25/23, Series #13-LL,
               CMO............................       301,695
   565,485   9.50%, 5/20/25, Series 2001,
               Class AC.......................       584,245
   337,978   8.00%, 9/1/26, Gold Pool
               #C00476........................       341,365
   227,884   7.50%, 7/1/27, Gold Pool
               #D81027........................       226,009
   326,870   7.00%, 10/1/27, Gold Pool
               #D83256........................       317,061
   282,012   8.50%, 7/1/28, Gold Pool
               #G00981........................       289,855
   983,754   6.00%, 8/1/28, Gold Pool
               #C13638........................       902,742
   328,682   6.50%, 11/15/28, Series #2095-G,
               CMO............................       288,401
                                                ------------
                                                   8,851,272
                                                ------------
Federal National Mortgage Assoc. (7.5%):
   311,360   7.00%, 7/25/01, Series 94-75,
               Class OB, CMO..................       311,511
   208,921   6.50%, 9/1/02, Pool #250357......       206,938
   588,524   7.24%, 10/1/03, Pool #73712......       588,171
   825,696   7.00%, 4/25/06, Series 92-108,
               Class H, CMO...................       823,218
    96,115   9.00%, 11/1/06, Pool #124017.....        99,629
   269,419   6.85%, 10/1/07, Pool #375435.....       261,808
   301,297   6.53%, 12/1/07, Pool #375568.....       287,686
   175,000   6.00%, 6/25/08, Series 99-19,
               Class PB, CMO..................       172,281
   191,113   8.00%, 9/1/08, Pool #190586......       195,476
   597,712   7.50%, 8/1/09, Pool #292020......       603,277
   577,813   6.50%, 4/17/12, Series 95-24,
               Class C........................       576,473
   436,660   6.50%, 4/1/13, Pool #414513......       425,106
   311,434   7.00%, 6/1/13, Pool #427488......       308,513
   439,500   6.00%, 8/1/13, Pool #251900......       417,925
   445,677   6.00%, 12/1/13, Pool #323458.....       423,799

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Federal National Mortgage Assoc., continued:
$  183,672   6.00%, 7/25/15, Series 93-82,
               Class C, CMO...................  $    183,017
   974,607   8.00%, 5/1/17, Pool #50000.......       987,549
   546,834   6.65%, 9/25/17, Series 93-30,
               Class PG, CMO..................       544,573
   208,979   9.00%, 12/1/17, Pool #359455.....       218,864
    10,188   6.70%, 9/25/18, Series 92-217,
               Class G........................        10,143
   185,918   7.00%, 10/25/18, Series 93-25,
               Class D, CMO...................       185,649
   619,619   8.50%, 11/1/18, Pool #313280.....       640,444
   182,302   10.45%, 4/25/19, Series 89-21,
               Class G, CMO...................       194,294
   140,603   8.75%, 11/25/19, Series, 89-86,
               Class E, CMO...................       144,255
   115,245   8.00%, 12/25/20, Series G92-44,
               Class D, CMO...................       114,995
   165,311   7.50%, 1/25/21, Series G92-41,
               Class K, CMO...................       165,710
   354,000   8.00%, 3/25/21, Series 92-132,
               Class PL, CMO..................       357,718
   251,781   7.00%, 8/18/21, Series 97-19,
               Class A, CMO...................       252,062
   347,000   4.00%, 1/25/22, Series G93-2,
               Class JB, CMO..................       295,908
   400,000   5.00%, 8/25/22, Series 93-38,
               Class L, CMO...................       332,915
   317,040   6.50%, 10/25/22, Series 95-23,
               Class M........................       315,475
   525,177   7.13%, 5/18/23, Series 97-11,
               Class K, CMO...................       525,764
   195,000   6.50%, 12/25/23, Series 93-225,
               Class UB, CMO..................       186,696
   253,000   7.50%, 2/25/24, Series 94-81,
               Class LL, CMO..................       247,413
    84,592   7.00%, 8/1/25, Pool #270725......        82,210
   155,174   10.00%, 6/17/27, Series 97-49,
               Class B, CMO...................       167,503
   107,346   7.50%, 10/1/27, Pool #402032.....       106,314
   966,803   6.00%, 6/1/28, Pool #428970......       886,259
   917,350   6.50%, 8/1/28, Pool #433526......       868,620
                                                ------------
                                                  13,716,161
                                                ------------
Government National Mortgage Assoc. (3.3%):
   853,845   7.00%, 7/15/08, Pool #348872.....       854,451
   131,255   7.00%, 2/15/11, Pool #412559.....       130,489
   466,606   6.50%, 9/15/13, Pool #468228.....       453,700
   150,856   8.00%, 11/15/16, Pool #181122....       154,482
   159,100   8.00%, 11/15/16, Pool #196714....       162,923
    80,297   8.00%, 11/15/16, Pool #199829....        82,226
   781,054   8.50%, 12/15/22, Pool #780708....       807,532

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Balanced Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
$  337,782   8.00%, 11/15/24, Pool #780028....  $    342,461
   124,027   8.00%, 6/20/25, Series 95-4,
               Class CQ, CMO..................       125,839
   122,832   7.50%, 5/15/26, Pool #398663.....       121,790
   132,120   8.00%, 6/20/26, Pool #2234.......       133,244
   230,837   7.50%, 1/20/27, Pool #2360.......       227,967
   329,515   8.00%, 5/20/27, Pool #2433.......       332,118
   274,338   8.00%, 9/15/27, Pool #451932.....       277,795
   444,534   6.50%, 3/15/28, Pool #430634.....       418,075
   288,246   7.00%, 4/15/28, Pool #473915.....       278,849
   433,102   7.50%, 5/15/28, Pool #465069.....       428,974
   412,374   7.00%, 6/15/28, Pool #477123.....       398,931
   478,452   6.00%, 10/20/28, Pool #2657......       434,899
                                                ------------
                                                   6,166,745
                                                ------------
  Total U.S. Government Agency Mortgages          28,734,178
                                                ------------
REPURCHASE AGREEMENT (6.1%):
11,230,000   State Street Bank, 3.00%, 1/3/00
               (Collateralized by $11,455,000
               Federal National Mortgage
               Assoc., 6.35%, 6/22/01, market
               value $11,455,000).............    11,230,000
                                                ------------
  Total Repurchase Agreement                      11,230,000
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (1.5%):
Investment Companies (1.4%):
 2,594,899   One Group Prime Money Market
               Fund, Class I (c)..............  $  2,594,899
                                                ------------
Repurchase Agreement (0.1%):
$  258,414   Lehman Brothers A2/P2 Tri-Party,
               4.65%, 1/3/00(Collateralized by
               $271,389 Silver Tower US
               Funding Commercial Paper,
               5/23/00, market value
               $271,389)......................       258,414
                                                ------------
  Total Short-Term Securities Held as
Collateral                                         2,853,313
                                                ------------
Total (Cost $170,185,448)(a)                    $185,793,798
                                                ============

------------

Percentages indicated are based on net assets of $183,980,385.

* Denotes a non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $51,543. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation......................  $21,393,598
                   Unrealized depreciation......................   (5,836,791)
                                                                  -----------
                   Net unrealized appreciation..................  $15,556,807
                                                                  ===========

(b) A portion of this security was loaned as of December 31, 1999.

The abbreviations in the above statement stand for the following:

    ADR      American Depository Receipt
    CMO      Collateralized Mortgage Obligation
    STRIPS   Separate Trading of Registered Interest and Principal
             Securities

(c) Affiliated fund
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
Large Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS (95.7%)
Banks (0.2%):
    15,200   Citigroup, Inc...................  $    844,550
                                                ------------
Beverages (3.7%):
    44,300   Anheuser-Busch Cos., Inc.........     3,139,763
   126,800   Coca Cola Co.....................     7,386,100
    76,000   PepsiCo, Inc.....................     2,679,000
                                                ------------
                                                  13,204,863
                                                ------------
Broadcasting (2.5%):
    81,100   Comcast Corp. Class A............     4,100,619
    67,800   Time Warner, Inc.................     4,911,262
                                                ------------
                                                   9,011,881
                                                ------------
Business Equipment & Services (1.7%):
    26,800   Electronic Data Systems Corp.....     1,793,925
    51,100   Interpublic Group Cos., Inc......     2,947,831
    58,000   Staples, Inc.*...................     1,203,500
                                                ------------
                                                   5,945,256
                                                ------------
Communications Equipment (13.4%):
   187,000   Cisco Systems, Inc.*.............    20,032,375
   157,800   Lucent Technologies, Inc.........    11,805,412
    98,000   Nortel Networks Corp. ADR*.......     9,898,000
    29,200   QUALCOMM, Inc.*..................     5,142,850
    22,600   Tellabs, Inc.*...................     1,450,638
                                                ------------
                                                  48,329,275
                                                ------------
Computer -- Main & Mini (2.0%):
    67,900   International Business Machines
               Corp...........................     7,333,200
                                                ------------
Computer -- Micro (4.2%):
   145,300   Dell Computer Corp.*.............     7,410,300
       100   Gateway, Inc.* (b)...............         7,206
    97,300   Sun Microsystems, Inc.*..........     7,534,669
                                                ------------
                                                  14,952,175
                                                ------------
Computer -- Peripheral (14.1%):
    57,400   Compuware Corp.*.................     2,138,150
    74,100   EMC Corp.*.......................     8,095,425
   264,400   Microsoft Corp.*.................    30,868,700
    73,700   Oracle Corp.*....................     8,259,006
    54,600   Parametric Technology Corp.*.....     1,477,613
                                                ------------
                                                  50,838,894
                                                ------------
Cosmetic and Toiletry (0.6%):
    54,600   Gillette Co. (The)...............     2,248,837
                                                ------------
Electrical Equipment (9.0%):
   176,200   General Electric Co..............    27,266,950
   134,600   Tyco International Ltd...........     5,232,575
                                                ------------
                                                  32,499,525
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Electronics Components (5.6%):
   164,000   Intel Corp.......................  $ 13,499,250
    22,400   SCI Systems, Inc.*...............     1,841,000
    14,000   Solectron Corp.*.................     1,331,750
    37,100   Texas Instruments, Inc...........     3,594,063
                                                ------------
                                                  20,266,063
                                                ------------
Electronics -- Instruments (1.2%):
    33,000   Applied Materials, Inc.*.........     4,180,688
                                                ------------
Food and Related (0.7%):
   114,400   Sara Lee Corp....................     2,523,950
                                                ------------
Forest and Paper Products (1.0%):
    55,700   Kimberly Clark Corp..............     3,634,425
                                                ------------
Healthcare -- Drugs (5.9%):
    30,500   Abbott Laboratories..............     1,107,531
    85,200   Amgen, Inc.*.....................     5,117,325
    18,600   Eli Lilly & Co...................     1,236,900
    80,000   Merck & Co., Inc.................     5,365,000
   163,200   Pfizer, Inc......................     5,293,800
    74,800   Schering-Plough Corp.............     3,155,625
                                                ------------
                                                  21,276,181
                                                ------------
Healthcare -- General (6.2%):
    34,800   American Home Products Corp......     1,372,425
    32,100   Baxter International, Inc........     2,016,281
   135,800   Bristol-Meyers Squibb Co.........     8,716,662
    69,700   Johnson & Johnson................     6,490,813
    43,400   Warner-Lambert Co................     3,556,088
                                                ------------
                                                  22,152,269
                                                ------------
Hospital Supply and Management (1.3%):
    29,100   Guidant Corp.*...................     1,367,700
    89,900   Medtronic, Inc...................     3,275,731
                                                ------------
                                                   4,643,431
                                                ------------
Household -- General Products (2.7%):
    31,600   Colgate-Palmolive Co.............     2,054,000
    69,000   Procter & Gamble Co..............     7,559,813
                                                ------------
                                                   9,613,813
                                                ------------
Insurance -- Life (0.2%):
     8,900   Providian Financial Corp.........       810,456
                                                ------------
Multiple Industry (1.5%):
     5,900   Corning, Inc.....................       760,731
    32,400   Honeywell International, Inc.....     1,869,075
    15,000   Nasdaq-100 Shares*...............     2,741,250
                                                ------------
                                                   5,371,056
                                                ------------
Retail -- Food Stores (0.7%):
    81,500   Walgreen Co......................     2,383,875
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Large Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Retail -- General Merchandise (5.5%):
    28,200   Kohls Corp.*.....................  $  2,035,687
   260,700   Wal-Mart Stores, Inc.............    18,020,888
                                                ------------
                                                  20,056,575
                                                ------------
Retail -- Specialty (2.4%):
    16,300   Circuit City Stores-Circuit City
               Group..........................       734,519
       700   Gap, Inc.(b).....................        32,200
   117,450   Home Depot, Inc..................     8,052,665
                                                ------------
                                                   8,819,384
                                                ------------
Security and Commercial Broker (0.7%):
    12,300   Morgan Stanley Dean Witter &
               Co.............................     1,755,825
    20,800   Schwab, Charles Corp.............       798,200
                                                ------------
                                                   2,554,025
                                                ------------
Timesharing and Software (4.1%):
   135,200   America Online, Inc.*............    10,199,150
    33,100   Automatic Data Processing,
               Inc............................     1,783,263
     6,100   Yahoo!, Inc.*....................     2,639,394
                                                ------------
                                                  14,621,807
                                                ------------
Utilities -- Gas & Pipeline (0.1%):
     4,300   Enron Corp.......................       190,812
                                                ------------
Utilities -- Telephone (4.5%):
    18,600   Nextel Communications,
               Inc.*(b).......................     1,918,125
   170,300   SBC Communications, Inc..........     8,302,125
    46,800   Sprint Corp. (PCS Group)*(b).....     4,797,000
    18,000   U S West, Inc....................     1,296,000
                                                ------------
                                                  16,313,250
                                                ------------
  Total Common Stocks                            344,620,516
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
$  205,000   3/23/2000(c).....................  $    202,704
                                                ------------
  Total U.S. Treasury Obligations                    202,704
                                                ------------
REPURCHASE AGREEMENT (4.2%):
15,137,000   State Street Bank 3.00%, 01/03/00
               (Collateralized by $15,440,000
               Federal National Mortgage
               Assoc., 6.35%, 6/22/01, market
               value $15,440,000).............    15,137,000
                                                ------------
  Total Repurchase Agreement                      15,137,000
                                                ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (1.4%):
Investment Companies (1.3%):
 4,747,258   One Group Prime Money Market
               Fund, Class I (d)..............     4,747,258
                                                ------------
Repurchase Agreement (0.1%):
$  472,757   Lehman Brothers A2/P2 Tri-Party
               4.65%, 1/3/00 (Collateralized
               by $496,494 Silver Tower US
               Funding Commercial Paper,
               5/23/00, market value
               $496,494)......................       472,757
                                                ------------
  Total Short-Term Securities Held as
Collateral                                         5,220,015
                                                ------------
Total (Cost $265,232,428)(a)                    $365,180,235
                                                ============

------------

Percentages indicated are based on net assets of $360,018,093.

 * Denotes a non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $405,938. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation......................  $103,184,171
Unrealized depreciation......................    (3,642,302)
                                               ------------
Net unrealized appreciation..................  $ 99,541,869
                                               ============

(b) A portion of this security was loaned as of December 31, 1999.

(c) Serves as collateral for futures contracts.

                                                                      CURRENT
NUMBER OF                                               OPENING        MARKET
CONTRACTS                CONTRACT TYPE                 POSITIONS       VALUE
---------                -------------                 ----------    ----------
   10        Long S&P 500, March 2000 Futures          $3,691,825    $3,710,500

(d) Affiliated fund.

    The abbreviations in the above statement stand for the following:

    ADR        American Depositary Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
 COMMON STOCKS (61.5%)
Air Transportation (0.2%):
     500    AMR Corp.*........................  $     33,500
     400    Delta Air Lines, Inc..............        19,925
     900    FDX Corporation Corp.*(b).........        36,844
   1,425    Southwest Airlines Co.............        23,067
     300    U.S. Airways Group, Inc.*.........         9,619
                                                ------------
                                                     122,955
                                                ------------
Aircrafts (0.4%):
   2,600    Boeing Co. (The)..................       108,062
   1,100    Lockheed Martin Corp..............        24,062
     200    Northrop Grumman Corp.............        10,813
   1,200    United Technologies Corp..........        78,000
                                                ------------
                                                     220,937
                                                ------------
Aluminum (0.2%):
     600    Alcan Aluminum Ltd................        24,712
   1,000    Alcoa, Inc........................        83,000
     200    Reynolds Metals Co................        15,325
                                                ------------
                                                     123,037
                                                ------------
Apparel (0.1%):
     200    Liz Claiborne, Inc................         7,525
     700    Nike, Inc. Class B................        34,693
     100    Reebok International Ltd.*........           819
     100    Russell Corp......................         1,675
     300    V.F. Corporation..................         9,000
                                                ------------
                                                      53,712
                                                ------------
Banks (4.2%):
     500    Amsouth Bancorp...................         9,656
   4,792    Bank of America Corp..............       240,499
   2,200    Bank of New York Co., Inc.........        88,000
   3,286    Bank One Corp.....................       105,357
     900    BB&T Corp.........................        24,638
   2,300    The Chase Manhattan Corp..........       178,681
   9,425    Citigroup, Inc....................       523,677
     400    Comerica, Inc.....................        18,675
     700    Fifth Third Bancorp...............        51,363
   2,700    First Union Corp..................        88,594
   2,636    Firstar Corp......................        55,686
   2,665    FleetBoston Financial Corp........        92,774
     671    Huntington Bancshares, Inc........        16,020
   1,300    KeyCorp...........................        28,763
   2,250    MBNA Corp.........................        61,312
   1,400    Mellon Financial Corp.............        47,687
     400    Morgan, J P & Co., Inc............        50,650
   1,800    National City Corp................        42,636
     600    Northern Trust Corp...............        31,800
     400    Old Kent Financial Corp...........        14,150
     900    PNC Bank Corp.....................        40,050

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Banks, continued:
     600    Regions Financial Corp............  $     15,075
     300    Republic New York Corp............        21,600
     400    SouthTrust Corp...................        15,125
     400    State Street Corp.................        29,225
     400    Summit Bancorp....................        12,250
     900    Suntrust Banks, Inc...............        61,931
     750    Synovus Financial Corp............        14,906
     400    Union Planters Corp...............        15,775
   2,000    U.S. Bancorp Class A..............        47,625
     600    Wachovia Corp.....................        40,800
   1,618    Washington Mutual, Inc............        42,068
   4,600    Wells Fargo Co....................       186,012
                                                ------------
                                                   2,313,060
                                                ------------
Beverages (1.3%):
     100    Adolph Coors Co...................         5,250
   1,300    Anheuser-Busch Cos., Inc..........        92,138
     200    Brown-Forman Corp.................        11,450
   6,800    Coca-Cola Co. (The)...............       396,100
   1,200    Coca-Cola Enterprises, Inc........        24,150
   4,100    PepsiCo, Inc......................       144,525
   1,200    Seagram Co. Ltd. ADR..............        53,925
                                                ------------
                                                     727,538
                                                ------------
Broadcasting (1.5%):
   2,162    CBS Corp.*........................       138,233
     800    Clear Channel Communications,
              Inc.*...........................        71,400
   2,000    Comcast Corp.*....................       101,125
   1,700    MediaOne Group, Inc.*.............       130,581
   3,400    Time Warner, Inc..................       246,288
   2,000    Viacom, Inc., Class B*............       120,875
                                                ------------
                                                     808,502
                                                ------------
Business Equipment & Services (0.8%):
     400    Ceridian Corp.....................         8,625
     300    Deluxe Corp.......................         8,231
     400    Dun & Bradstreet Corp. (The)......        11,800
     300    Ecolab, Inc.......................        11,738
   1,300    Electronic Data Systems Corp......        87,018
   1,200    First Data Corp...................        59,175
     300    H&R Block, Inc....................        13,125
     300    IKON Office Solutions, Inc........         2,044
     800    Interpublic Group Cos., Inc.......        46,150
     300    Lanier Worldwide, Inc.*...........         1,162
     100    National Service Industries,
              Inc.............................         2,950
   1,000    Office Depot, Inc.*...............        10,937
     400    Omnicom Group.....................        40,000
     700    Pitney Bowes, Inc.................        33,818
     400    R. R. Donnelley & Sons Co.........         9,925
     100    Ryder System, Inc.................         2,444
     700    Service Corp. International *.....         4,856

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Business Equipment & Services, continued:
   1,300    Staples, Inc.*....................  $     26,975
      85    Too Inc.*.........................         1,466
   1,600    Waste Management, Inc.............        27,500
                                                ------------
                                                     409,939
                                                ------------
Capital Equipment (0.3%):
   1,000    Caterpillar, Inc..................        47,063
     100    Cummins Engine, Inc...............         4,831
     200    Fluor Corp........................         9,175
     100    Foster Wheeler Corp...............           888
     700    Illinois Tool Works Inc. (b)......        47,294
     400    Ingersoll-Rand Co.................        22,025
     100    Milacron, Inc.....................         1,538
     100    NACCO Industries, Inc.............         5,556
     200    PACCAR, Inc.......................         8,863
     300    Parker-Hannifin Corp..............        15,394
     200    Snap-on, Inc......................         5,312
     300    Thermo Electron Corp.*............         4,500
     100    Timken Co. (The)..................         2,044
                                                ------------
                                                     174,483
                                                ------------
Chemicals -- Petroleum & Inorganic (0.8%):
     600    Dow Chemical Co. (b)..............        80,175
   3,511    Du Pont (E.I.) De Nemours & Co....       231,287
     200    Goodrich (B.F.) Co................         5,500
     300    Hercules, Inc.....................         8,363
   1,700    Monsanto Co.......................        60,562
     510    Rohm & Haas Co....................        20,751
     400    Union Carbide Corp................        26,700
     100    W.R. Grace & Co.*.................         1,387
                                                ------------
                                                     434,725
                                                ------------
Chemicals -- Specialty (0.2%):
     600    Air Products & Chemicals, Inc.....        20,137
     300    Avery Dennison Corp...............        21,861
     300    Eastman Chemical Co...............        14,306
     300    Engelhard Corp....................         5,663
     200    Great Lakes Chemical Corp.........         7,638
     200    Pall Corp. (b)....................         4,313
     400    Praxair, Inc......................        20,125
     300    Sigma-Aldrich Corp................         9,019
                                                ------------
                                                     103,062
                                                ------------
Communications Equipment (4.8%):
   1,000    3COM Corp.*.......................        47,000
     200    Andrew Corp.......................         3,788
     600    BMC Software, Inc.*...............        47,963
     300    Cabletron System, Inc.*...........         7,800
   8,800    Cisco Systems, Inc.*..............       942,700
     400    General Instrument Corp.*.........        34,000
     820    Global Crossing Ltd.*.............        41,000
     300    Harris Corp.......................         8,005

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Communications Equipment, continued:
   8,290    Lucent Technologies, Inc..........  $    620,196
   3,720    Nortel Networks Corp. ADR.........       375,720
     900    Novell, Inc.......................        35,944
   2,400    QUALCOMM Inc.*....................       422,700
     200    Scientific-Atlanta, Inc...........        11,125
   1,100    Tellabs, Inc.*....................        70,606
                                                ------------
                                                   2,668,547
                                                ------------
Computers -- Main & Mini (1.7%):
   2,800    Hewlett-Packard Co................       319,025
   5,200    International Business Machines
              Corp............................       561,600
     400    Silicon Graphics, Inc.*...........         3,925
     700    Unisys Corp.*.....................        22,356
   1,900    Xerox Corp........................        43,106
                                                ------------
                                                     950,012
                                                ------------
Computers -- Micro (1.7%):
     400    Apple Computer, Inc.*.............        41,125
   4,594    Compaq Computer Corp..............       124,325
   7,100    Dell Computer Corp.*..............       362,100
     800    Gateway, Inc.* (b)................        57,650
   4,200    Sun Microsystems, Inc.*...........       325,237
                                                ------------
                                                     910,437
                                                ------------
Computers -- Peripherals (4.8%):
     400    Adobe Systems, Inc................        26,900
     100    Autodesk, Inc.....................         3,375
     400    Citrix Systems, Inc.*.............        49,200
   1,500    Computer Associates International,
              Inc.............................       104,906
   1,000    Compuware Corp.*..................        37,250
   2,962    EMC Corp.*........................       323,599
  13,900    Microsoft Corp.*..................     1,622,825
   3,950    Oracle Corp.*.....................       442,647
     500    Parametric Technology Corp*.......        13,531
     600    PeopleSoft, Inc...................        12,787
     700    Seagate Technology, Inc*..........        32,594
                                                ------------
                                                   2,669,614
                                                ------------
Construction & Building Materials (0.1%):
     300    Black & Decker Corp...............        15,675
     150    Crane Co..........................         2,981
     100    Owens Corning.....................         1,931
     500    PPG Industries, Inc...............        31,281
     300    Sherwin Williams Co. (The)........         6,300
     300    Stanley Works (The)...............         9,038
                                                ------------
                                                      67,206
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
 Containers (0.0%):
     100    Ball Corp.........................  $      3,937
     100    Bemis, Inc........................         3,487
     300    Crown Cork & Seal Company, Inc....         6,713
     300    Pactiv Corp.......................         3,188
                                                ------------
                                                      17,325
                                                ------------
Cosmetics & Toiletry (0.3%):
     700    Avon Products, Inc................        23,100
   3,000    Gillette Company (The)............       123,562
     300    International Flavor and
              Fragrances......................        11,325
                                                ------------
                                                     157,987
                                                ------------
Defense (0.1%):
     300    General Dynamics Corp.............        15,825
     100    PerkinElmer, Inc..................         4,169
     900    Raytheon Company..................        23,906
     600    Rockwell International Corp.......        28,725
      86    Teledyne Technologies, Inc*.......           809
                                                ------------
                                                      73,434
                                                ------------
Electrical Equipment (3.2%):
     300    Cooper Industries, Inc............        12,131
     600    Dover Corp........................        27,225
   1,200    Emerson Electric Co...............        68,850
   9,100    General Electric Co...............     1,408,225
     300    Johnson Controls, Inc.............        17,063
     600    Molex, Inc........................        34,013
   4,552    Tyco International Ltd............       176,959
     300    W.W. Grainger, Inc................        14,344
                                                ------------
                                                   1,758,810
                                                ------------
Electronics -- Components (2.8%):
     100    Adaptec, Inc.*....................         4,988
     300    Advanced Micro Devices, Inc.*.....         8,681
   1,450    Analog Devices, Inc.*.............       134,850
   9,300    Intel Corp........................       765,506
     400    LSI Logic Corp.* (b)..............        27,000
     700    Micron Technology, Inc............        54,425
   1,700    Motorola, Inc.....................       250,325
     300    National Semiconductor*...........        12,844
     400    Network Appliance, Inc.,..........        33,225
     700    Solectron Corp.*..................        66,588
   2,000    Texas Instruments, Inc............       193,750
     100    Thomas & Betts Corp...............         3,188
     200    Xilinx, Inc.*.....................         9,094
                                                ------------
                                                   1,564,464
                                                ------------
Electronics -- Instruments (0.4%):
   1,000    Applied Materials, Inc.*..........       126,688
     300    KLA -Tencor Corp..................        33,413

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Electronics -- Instruments, continued:
     200    PE Corp.-Biosystems Group.........  $     24,063
     100    Tektronix, Inc....................         3,888
     600    Teradyne, Inc.*...................        39,600
                                                ------------
                                                     227,652
                                                ------------
Farm Machinery (0.1%):
     700    Deere & Co........................        30,362
     200    Navistar International Corp.......         9,475
                                                ------------
                                                      39,837
                                                ------------
Finance Companies (0.3%):
   2,000    Associates First Capital Corp.....        54,875
     500    Capital One Financial Corp........        24,094
     300    Countrywide Credit Industries,
              Inc.............................         7,575
   1,306    Household International, Inc......        48,649
                                                ------------
                                                     135,193
                                                ------------
Food and Related (1.0%):
   1,695    Archer-Daniels-Midland Co.........        20,658
     700    BestFoods.........................        36,794
   1,300    Campbell Soup Co..................        50,294
   1,300    ConAgra, Inc......................        29,331
     800    General Mills, Inc................        28,600
   1,000    H.J. Heinz Co.....................        39,813
     400    Hershey Foods Corp. (b)...........        19,000
   1,100    Kellogg Co........................        33,894
     900    Nabisco Holding Corp..............         9,562
     400    Quaker Oats Co. (The).............        26,250
     900    Ralston-Ralston Purina Group......        25,088
   2,500    Sara Lee Corp.....................        55,156
     200    SUPERVALUE, Inc...................         4,000
     900    SYSCO Corp........................        35,606
   1,571    Unilever N.V. ADR.................        85,521
     300    Wrigley (Wm.) Jr. Co..............        24,881
                                                ------------
                                                     524,448
                                                ------------
Forest and Paper Products (0.6%):
     100    Boise Cascade Corp................         4,050
     300    Champion International Corp.......        18,581
     600    Georgia Pacific Corp..............        30,450
   1,148    International Paper Co............        64,790
   1,500    Kimberly-Clark Corp...............        97,875
     200    Louisiana-Pacific Corp............         2,850
     300    Mead Corp.........................        13,031
     400    Owens-Illinois, Inc...............        10,025
     100    Potlatch Corp.....................         4,463
     300    Sealed Air Corp.* (b).............        15,544
     100    Temple-Inland, Inc................         6,594
     200    Westvaco Corp.....................         6,525
     600    Weyerhauser Co....................        43,087
     300    Willamette Industries, Inc........        13,931
                                                ------------
                                                     331,796
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
 Furniture and Furnishings (0.1%):
     100    Armstrong World Industries,
              Inc.............................  $      3,338
     675    Leggett & Platt, Inc..............        14,470
   1,000    Masco Corp........................        25,375
                                                ------------
                                                      43,183
                                                ------------
Gold & Precious Metals (0.0%):
   1,000    Barrick Gold Corp. ADR............        17,688
     500    Homestake Mining Co...............         3,906
     500    Placer Dome, Inc. ADR.............         5,375
                                                ------------
                                                      26,969
                                                ------------
Healthcare -- Drugs (3.0%):
   4,200    Abbott Laboratories...............       152,513
     400    Allergan, Inc.....................        19,900
     300    ALZA Corp.*.......................        10,388
   2,800    Amgen, Inc.*......................       168,175
     750    Cardinal Health, Inc..............        35,906
   3,000    Eli Lilly and Co..................       199,500
     722    McKesson HBOC, Inc................        16,290
   6,600    Merck & Co., Inc..................       442,613
     100    Millipore Corp....................         3,863
  10,800    Pfizer, Inc.......................       350,325
   1,400    Pharmacia & Upjohn, Inc...........        63,000
   4,100    Schering-Plough Corp..............       172,969
     200    Watson Pharmaceuticals, Inc.*.....         7,163
                                                ------------
                                                   1,642,605
                                                ------------
Healthcare -- General (2.1%):
   3,600    American Home Products Corp.......       141,975
     100    Bausch & Lomb, Inc................         6,844
     700    Baxter International, Inc.........        43,969
     700    Becton, Dickinson and Co.(b)......        18,725
     300    Biomet, Inc.......................        12,000
   1,100    Boston Scientific Corp............        24,063
   5,500    Bristol-Meyers Squibb Co..........       353,031
   3,800    Johnson & Johnson.................       353,875
     200    Mallinckrodt, Inc.................         6,363
     300    St. Jude Medical, Inc.*...........         9,206
   2,300    Warner-Lambert Co.................       188,456
                                                ------------
                                                   1,158,507
                                                ------------
Homebuilding -- Mobile Homes (0.0%):
     200    Centex Corp.......................         4,938
     100    Fleetwood Enterprises, Inc........         2,063
     100    Kaufman & Broad Home Corp.........         2,419
     100    Pulte Corp........................         2,250
                                                ------------
                                                      11,670
                                                ------------
Hospital Supply and Management (0.6%):
     400    Aetna, Inc........................        22,325
     100    Bard, C.R., Inc...................         5,300

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Hospital Supply and Management, continued:
   1,800    Columbia/HCA Healthcare Corp.(b)..  $     52,762
     900    Guidant Corp......................        42,300
   1,200    HEALTHSOUTH Corp..................         6,450
     300    Humana, Inc.*.....................         2,456
     900    IMS Health, Inc...................        24,469
     200    Manor Care, Inc.*.................         3,200
   3,200    Medtronic, Inc....................       116,600
     100    Shared Medical Systems Corp.......         5,094
     900    Tenet Healthcare Corp.*...........        21,150
     600    United HeathCare Corp.............        31,875
     300    Wellpoint Health Networks, Inc....        19,781
                                                ------------
                                                     353,762
                                                ------------
Hotels & Gaming (0.1%):
     200    Harrah's Entertainment, Inc.......         5,288
     500    Hilton Hotels Corp................         4,813
     700    Marriott International, Inc. Class
              A...............................        22,094
     500    Mirage Resorts, Inc.*.............         7,656
                                                ------------
                                                      39,851
                                                ------------
Household Products (1.1%):
     100    American Greetings Corp. Class
              A...............................         2,362
     600    Clorox Co.(b).....................        30,225
   1,800    Colgate-Palmolive Co..............       117,000
     600    Fort James Corp...................        16,425
     400    Fortune Brands, Inc...............        13,225
     100    Jostens, Inc......................         2,431
     657    Newell Rubbermaid, Inc............        19,053
   3,600    Procter & Gamble Co...............       394,425
     100    Tupperware Corp...................         1,694
                                                ------------
                                                     596,840
                                                ------------
Household -- Major Appliances (0.1%):
     300    Maytag Corp.......................        14,400
     200    Whirlpool Corp....................        13,012
                                                ------------
                                                      27,412
                                                ------------
Insurance -- Life (0.3%):
     200    AFLAC, Inc........................         9,437
     700    American General Corp.............        53,112
     650    Aon Corp.(b)......................        26,000
     891    Conseco, Inc......................        15,927
     300    Jefferson-Pilot Corp..............        20,475
     350    Providian Corp....................        31,872
     400    Torchmark Corp....................        11,625
     692    UnumProvident Corp................        22,187
                                                ------------
                                                     190,635
                                                ------------
Insurance -- Property & Casualty (1.4%):
   2,300    Allstate Corp. (The)..............        55,200
   4,320    American International Group,
              Inc.............................       467,100

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Insurance -- Property & Casualty, continued:
     400    Chubb Corp........................  $     22,525
     600    CIGNA Corp........................        48,338
     400    Cincinnati Financial Corp.........        12,475
     600    Hartford Financial Services
              Group...........................        28,425
     600    Lincoln National Corp.............        24,000
     300    Loews Corp........................        18,206
     300    MBIA, Inc.........................        15,844
     300    MGIC Investment Corp..............        18,056
     200    Progressive Corp. (The)...........        14,625
     400    SAFECO Corp.......................         9,950
     700    The St. Paul Companies, Inc.
              (b).............................        23,581
                                                ------------
                                                     758,325
                                                ------------
Leisure Products (0.6%):
     200    Brunswick Corp....................         4,450
   1,700    Carnival Corp. Class A............        81,281
   2,300    Cendant Corp.*....................        61,094
     600    Hasbro, Inc. (b)..................        11,437
   1,000    Mattel, Inc. (b)..................        13,125
   5,700    Walt Disney Co. (The).............       166,725
                                                ------------
                                                     338,112
                                                ------------
Mining (0.1%):
     300    Freeport-McMoran Copper & Gold,
              Inc.............................         6,337
     500    Inco Ltd..........................        11,750
     300    Newmont Mining Corp. (b)..........         7,350
     170    Phelps Dodge Corp.................        11,411
                                                ------------
                                                      36,848
                                                ------------
Motor Vehicles -- Parts (0.2%):
     300    AutoZone, Inc.* (b)...............         9,694
     392    Dana Corp.........................        11,736
     400    Danaher Corp......................        19,300
   1,408    Delphi Automotive Systems Corp....        22,176
     200    Eaton Corp........................        14,525
     500    Genuine Parts Co..................        12,406
     300    ITT Industries, Inc...............        10,031
      60    Tenneco, Inc......................           559
                                                ------------
                                                     100,427
                                                ------------
Motor Vehicles (0.6%):
   3,300    Ford Motor Co.....................       176,344
   1,900    General Motors Corp...............       138,106
                                                ------------
                                                     314,450
                                                ------------
Multiple Industry (0.7%):
     600    Corning, Inc. (b).................        77,363
     100    FMC Corp..........................         5,731
   2,162    Honeywell International, Inc......       124,720
      33    Huttig Building Products, Inc.*...           165
   1,100    Minnesota Mining & Manufacturing
              Co..............................       107,663

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Multiple Industry, continued:
     522    Scottish Power PLC ADR............  $     14,616
     400    Textron, Inc......................        30,675
     300    TRW, Inc..........................        15,581
      30    Water Pik Technologies, Inc.......           287
                                                ------------
                                                     376,801
                                                ------------
Petroleum -- Domestic (0.5%):
     300    Anadarko Petroleum Corp...........        10,237
     300    Apache Corp.......................        11,081
     200    Ashland, Inc......................         6,587
     900    Atlantic Richfield Co.............        77,850
     500    Burlington Resources, Inc.........        16,531
     244    Conoco Inc........................         6,070
     236    Kerr McGee Corp...................        14,632
   1,000    Occidental Petroleum Corp.........        21,625
     700    Phillips Petroleum Co.............        32,900
     200    Sunoco., Inc......................         4,700
     200    Tosco Corp........................         5,438
     500    Union Pacific Resources Group,
              Inc.............................         6,375
     700    Unocal Corp.......................        23,494
     900    USX -- Marathon Group.............        22,219
                                                ------------
                                                     259,739
                                                ------------
Petroleum -- International (2.5%):
     300    Amerada Hess Corp.................        17,025
   1,900    Chevron Corp......................       164,587
   9,704    Exxon Corp........................       781,778
   5,900    Royal Dutch Petroleum Co. ADR.....       356,581
   1,500    Texaco, Inc.......................        81,469
                                                ------------
                                                   1,401,440
                                                ------------
Petroleum -- Services (0.3%):
     970    Baker Hughes, Inc.................        20,431
   1,200    Halliburton Co....................        48,300
     100    Helmerich & Payne.................         2,181
     100    McDermott International, Inc......           906
     200    Rowan Cos., Inc...................         4,338
   1,500    Schlumberger Ltd..................        84,375
     291    Transocean Sedco Forex, Inc.......         9,803
                                                ------------
                                                     170,334
                                                ------------
Photographic Equipment (0.1%):
     900    Eastman Kodak Co..................        59,625
     100    Polaroid Corp.....................         1,881
                                                ------------
                                                      61,506
                                                ------------
Publishing (0.4%):
     300    Dow Jones & Co.,Inc...............        20,400
     700    Gannett Co., Inc..................        57,094
     200    Harcourt General, Inc.............         8,050
     300    Knight-Ridder, Inc. (b)...........        17,850
     600    McGraw-Hill Cos., Inc.............        36,975

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Publishing, continued:
     100    Meredith Corp.....................  $      4,169
     500    New York Times Co.(The) Class A...        24,562
     300    Times Mirror Co. (The)............        20,100
     600    Tribune Co........................        33,037
                                                ------------
                                                     222,237
                                                ------------
Railroads (0.2%):
   1,300    Burlington Northern Santa Fe
              Corp............................        31,525
     600    CSX Corp..........................        18,825
     200    Kansas City Southern Industries,
              Inc.............................        14,925
   1,000    Norfolk Southern Corp.............        20,500
     700    Union Pacific Corp................        30,537
                                                ------------
                                                     116,312
                                                ------------
Restaurants (0.3%):
     300    Darden Restaurants, Inc...........         5,437
   3,800    McDonald's Corp...................       153,188
     400    Tricon Global Restaurants, Inc....        15,450
     200    Wendy's International, Inc........         4,125
                                                ------------
                                                     178,200
                                                ------------
Retail -- Food Stores (0.5%):
   1,141    Albertson's, Inc..................        36,797
   1,000    CVS Corp..........................        39,938
     100    Great Atlantic & Pacific Tea Co.,
              Inc. (The)......................         2,787
   2,400    Kroger Co.*.......................        45,300
     100    Longs Drug Stores Corp............         2,581
     700    Rite Aid Corp. (b)................         7,831
   1,300    Safeway Inc.......................        46,231
   2,800    Walgreen Co.......................        81,900
     400    Winn-Dixie Stores, Inc............         9,575
                                                ------------
                                                     272,940
                                                ------------
Retail -- General Merchandise (2.2%):
     600    Costco Cos., Inc.*................        54,750
   1,200    Dayton Hudson Corp................        88,125
     300    Dillard's, Inc....................         6,056
     606    Dollar General Corp...............        13,787
     600    Federated Department Stores,
              Inc.............................        30,338
     700    J. C. Penney Company, Inc.........        13,956
   1,300    Kmart Corp. (b)...................        13,081
     400    Kohls Corp.*......................        28,875
     900    May Department Stores Co..........        29,025
     400    Nordstrom, Inc....................        10,475
   1,000    Sears, Roebuck & Co...............        30,437
     900    TJX Cos., Inc.....................        18,394
  12,400    Wal-Mart Stores, Inc..............       857,150
                                                ------------
                                                   1,194,449
                                                ------------
Retail -- Specialty (1.3%):
     420    Bed, Bath and Beyond, Inc.* (b)...        14,595
     500    Best Buy Co., Inc.*...............        25,094

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Retail -- Specialty, continued:
     600    Circuit City Stores-Circuit City
              Group...........................  $     27,038
     200    Consolidated Stores Corp.*........         3,250
   2,400    Gap, Inc. (b).....................       110,400
   6,150    Home Depot, Inc...................       421,659
     600    Limited, Inc. (The)...............        25,988
   1,000    Lowe's Companies, Inc.............        59,750
      60    The Neiman Marcus Group, Inc.*....         1,616
     200    Pep Boys -- Manny, Moe & Jack.
              (The)...........................         1,825
     600    Tandy Corp........................        29,513
     700    Toys 'R' Us, Inc.*................        10,019
                                                ------------
                                                     730,747
                                                ------------
Savings & Loans (0.0%):
     300    Golden West Financial Corp. (b)...        10,050
                                                ------------
Security & Commercial Brokers (1.9%):
   1,300    American Express Co...............       216,125
     325    Bear Stearns Cos., Inc............        13,894
   2,900    Fannie Mae........................       181,069
     700    Franklin Resources, Inc...........        22,444
   1,900    Freddie Mac.......................        89,419
     300    Lehman Brothers Holding...........        25,406
     650    Marsh & McLennan Cos., Inc........        62,197
   1,000    Merrill Lynch & Co., Inc..........        83,500
   1,600    Morgan Stanley Dean Witter &
              Co.*............................       228,400
     100    Paine Webber Group................         3,881
     420    Price, T Rowe Associates, Inc.....        15,514
   2,100    Schwab, Charles Corp..............        80,587
     400    Student Loan Market Association...        16,900
                                                ------------
                                                   1,039,336
                                                ------------
Steel (0.1%):
     300    Allegheny Teledyne, Inc...........         6,731
     200    Bethlehem Steel Corp.*............         1,675
     300    Nucor Corp........................        16,444
     200    USX-U.S. Steel Group, Inc.........         6,600
     200    Worthington Industries, Inc.......         3,312
                                                ------------
                                                      34,762
                                                ------------
Timesharing & Software (2.0%):
   5,800    America Online, Inc.*.............       437,538
   1,700    Automatic Data Processing, Inc....        91,588
     400    Computer Science Corp.*...........        37,850
     400    Equifax, Inc......................         9,425
       6    Momentum Business Application,
              Inc.............................            47
     650    Paychex, Inc......................        26,000
   1,200    Yahoo!, Inc.*.....................       519,225
                                                ------------
                                                   1,121,673
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
 Tire & Rubber (0.0%):
     100    Cooper Tire and Rubber Co.........  $      1,556
     400    Goodyear Tire & Rubber Co.........        11,275
                                                ------------
                                                      12,831
                                                ------------
Tobacco (0.3%):
   6,800    Philip Morris Cos. Inc............       157,675
     200    R.J. Reynolds Tobacco Holdings,
              Inc.............................         3,525
     600    UST, Inc..........................        15,112
                                                ------------
                                                     176,312
                                                ------------
Utilities -- Electric (0.9%):
     500    AES Corp. (The) (b)...............        37,375
     400    Ameren Corp.......................        13,100
     600    American Electric Power Company,
              Inc.............................        19,275
     400    Carolina Power & Light Co. (b)....        12,175
     600    Central & South West Corp.........        12,000
     400    Cinergy Corp......................         9,650
     100    CMS Energy Corporation............         3,119
     600    Consolidated Edison, Inc. (b).....        20,700
     300    Constellation Energy Group........         8,700
     600    Dominion Resources, Inc. (b)......        23,550
     400    DTE Energy Corp. (b)..............        12,550
   1,000    Duke Energy Co....................        50,125
   1,000    Edison International..............        26,188
     700    Entergy Corporation...............        18,024
     500    FPL Group, Inc....................        21,406
     300    GPU, Inc..........................         8,981
     300    New Century Energies, Inc.........         9,113
     400    Niagara Mohawk Holdings, Inc......         5,575
     300    Northern States Power-MN..........         5,850
     300    PP&L Resources, Inc...............         6,862
     600    PECO Energy Company...............        20,850
   1,000    PG&E Corp.........................        20,500
     100    Pinnacle West Capital Corp........         3,056
     600    Public Service Enterprise Group,
              Inc.............................        20,887
     700    Reliant Energy, Inc...............        16,012
   1,900    Southern Co.......................        44,650
     700    Texas Utilities Co. (b)...........        24,894
     600    Unicom Corp.......................        20,100
                                                ------------
                                                     495,267
                                                ------------
Utilities -- Gas & Pipeline (0.4%):
     600    Coastal Corp. (The)...............        21,263
     250    Columbia Energy Group.............        15,813
     300    Consolidated National Gas Co......        19,481
     100    Eastern Enterprises...............         5,744
     300    El Paso Energy Corp...............        11,644

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities -- Gas & Pipeline, continued:
   1,800    Enron Corp........................  $     79,875
     700    FirstEnergy Corp..................        15,881
     100    NICOR, Inc........................         3,250
     100    ONEOK, Inc........................         2,513
     100    Peoples Energy Corp...............         3,350
     700    Sempra Energy.....................        12,163
   1,200    Williams Cos., (The)..............        36,675
                                                ------------
                                                     227,652
                                                ------------
Utilities -- Telephone (4.7%):
     700    ALLTEL Corp.......................        57,881
   8,763    AT&T Corp.........................       444,722
   4,300    Bell Atlantic Corporation.........       264,719
   5,400    Bellsouth Corp....................       252,788
     550    CenturyTel, Inc...................        26,056
   2,700    GTE Corp..........................       190,519
   7,605    MCI WorldCom, Inc.*...............       403,540
     800    Nextel Communications, Inc.*
              (b).............................        82,500
   9,448    SBC Communications, Inc...........       460,590
   2,600    Sprint Corp.......................       175,012
   1,250    Sprint PCS Group, Inc.* (b).......       128,125
   1,405    U S West Communications Group.....       101,160
                                                ------------
                                                   2,587,612
                                                ------------
  Total Common Stocks                             33,918,508
                                                ------------
PREFERRED STOCK (0.0%)
Cosmetic-Toiletry (0.0%):
     100    Alberto Culver Class B............         2,581
                                                ------------
  Total Preferred Stock                                2,581
                                                ------------
U.S. TREASURY OBLIGATIONS (2.0%)
U.S. Treasury Bills (2.0%)
$740,000    02/17/00 (c)......................       735,412
  55,000    3/23/00 (c).......................        54,384
 285,000    1/20/00 (c).......................       284,326
                                                ------------
  Total U.S. Treasury Obligations                  1,074,122
                                                ------------
REPURCHASE AGREEMENT (36.4%):
20,078,000  State Street Bank, 3.00%, 1/3/00
              (Collateralized by $20,480,000
              Federal National Mortgage
              Assoc., 6.35%, 06/22/01, market
              value $20,480,000)..............    20,078,000
                                                ------------
  Total Repurchase Agreement                      20,078,000
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Equity Index Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL                                          MARKET
 AMOUNT            SECURITY DESCRIPTION            VALUE
---------   ----------------------------------  ------------
 SHORT-TERM SECURITIES HELD AS COLLATERAL (1.8%):
Investment Companies (1.6%):
 885,195    One Group Prime Money Market Fund,
              Class I(d)......................  $    885,195
                                                ------------
Repurchase Agreement (0.2%):
$ 88,152    Lehman Brothers A2/P2 Tri-Party
              4.65% 1/3/00 (Collateralized by
              $92,578 Silver Tower US Funding
              Commercial Paper, 5/23/00 market
              value $92,578)..................        88,152
                                                ------------
  Total Short-term Securities held as
Collateral                                           973,347
                                                ------------
Total (Cost $50,313,220)(a)                     $ 56,046,558
                                                ============

------------

Percentages indicated are based on net assets of $55,127,647.

 * Denotes a non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $3,486. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation......................  $7,940,158
Unrealized depreciation......................  (2,210,306)
                                               ----------
Net unrealized appreciation..................  $5,729,852
                                               ==========

(b) A portion of this security was loaned as of December 31, 1999.

(c) Serves as collateral for futures contracts.

                                                                      CURRENT
NUMBER OF                                              OPENING        MARKET
CONTRACTS               CONTRACT TYPE                 POSITIONS        VALUE
---------               -------------                -----------    -----------
   53        Long S&P 500, March 2000 Futures        $18,854,773    $19,665,651

(d) Affiliated fund

The abbreviations in the above statement stand for the following:

    ADR                American Depositary Receipt.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS (93.4%):
Aircraft (0.3%):
     6,330   Cordant Technologies, Inc.........  $   208,890
                                                 -----------
Aluminum (0.8%):
     7,030   Alcoa, Inc........................      583,490
                                                 -----------
Apparel (1.2%):
     3,940   Intimate Brands, Inc..............      169,912
     9,030   Jones Apparel Group, Inc.*........      244,939
     8,700   NIKE, Inc. Class B................      431,194
                                                 -----------
                                                     846,045
                                                 -----------
Banks (6.6%):
    16,220   Bank of America Corp..............      814,041
    10,830   Charter One Financial, Inc........      207,124
     7,150   Chase Manhattan Corp. (The).......      555,466
    25,290   Citigroup, Inc....................    1,405,176
    11,520   First Security Corp...............      294,121
     4,990   First Tennessee National Corp.....      142,215
    16,220   FleetBoston Financial Corp........      564,659
     6,740   Pacific Century Financial Corp....      125,954
     7,820   SouthTrust Corp...................      295,694
     6,640   Wells Fargo Co....................      268,505
                                                 -----------
                                                   4,672,955
                                                 -----------
Beverages (0.7%):
     4,880   Coca Cola Co. (The)...............      284,260
     9,390   Coca-Cola Enterprises, Inc.(b)....      188,974
                                                 -----------
                                                     473,234
                                                 -----------
Broadcasting (4.0%):
     9,460   Belo, (AH) Corp. Series A.........      180,331
     7,350   CBS Corp.*........................      469,941
     7,760   Comcast Corp. Class A.............      392,365
    12,520   Time Warner, Inc..................      906,918
    14,020   Viacom, Inc. Class B*.............      847,334
                                                 -----------
                                                   2,796,889
                                                 -----------
Business Equipment & Services (0.3%):
     4,170   Waters Corp.*.....................      221,010
                                                 -----------
Chemicals -- Petroleum & Inorganic (1.0%):
     5,290   Du Pont (E.I.) De Nemours & Co....      348,479
     8,140   Lyondell Chemical Co..............      103,785
     6,780   Monsanto Co.......................      241,537
                                                 -----------
                                                     693,801
                                                 -----------
Chemicals -- Specialty (1.2%):
     6,180   Cabot Corp........................      125,917
     7,480   CK Witco Corp.....................      100,045
     5,710   Cytec Industries, Inc.*...........      132,044
     9,040   Ferro Corp........................      198,880
    12,170   RPM, Inc., Ohio...................      123,982
     6,550   Sigma-Aldrich Corp................      196,909
                                                 -----------
                                                     877,777
                                                 -----------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Communications Equipment (8.2%):
     3,840   ADC Telecommunications,
               Inc.*(b)........................  $   278,640
     5,380   BMC Software, Inc.*...............      430,064
    20,270   Cisco Systems, Inc.*..............    2,171,424
     1,930   Comverse Technology, Inc.*(b).....      279,367
    17,210   Lucent Technologies, Inc..........    1,287,523
    10,350   Nortel Networks Corp. ADR.........    1,045,350
     4,660   Symbol Technologies, Inc..........      296,201
                                                 -----------
                                                   5,788,569
                                                 -----------
Computers -- Main & Mini (1.8%):
     4,460   Hewlett-Packard Co................      508,161
     6,930   International Business Machines
               Corp............................      748,440
                                                 -----------
                                                   1,256,601
                                                 -----------
Computers -- Micro (2.4%):
    17,730   Dell Computer Corp.*..............      904,230
    10,480   Sun Microsystems, Inc.*...........      811,545
                                                 -----------
                                                   1,715,775
                                                 -----------
Computers -- Peripheral (6.9%):
    10,210   EMC Corp.*........................    1,115,442
    26,080   Microsoft Corp. *.................    3,044,840
     2,610   Oracle Corp.*.....................      292,483
     4,030   Rational Software Corp.*..........      197,974
     4,900   Symantec Corp.*...................      287,262
                                                 -----------
                                                   4,938,001
                                                 -----------
Construction Materials (0.5%):
     9,390   Crane Co..........................      186,626
     4,140   USG Corp..........................      195,098
                                                 -----------
                                                     381,724
                                                 -----------
Cosmetics & Toiletry (0.7%):
    12,850   Gillette Co. (The)................      529,259
                                                 -----------
Electrical Equipment (5.6%):
    17,950   General Electric Co...............    2,777,762
     4,960   Johnson Controls, Inc.............      282,100
     8,970   Mark IV Industries, Inc...........      158,657
    19,430   Tyco International Ltd............      755,341
                                                 -----------
                                                   3,973,860
                                                 -----------
Electronics -- Components (4.1%):
    17,330   Intel Corp........................    1,426,476
     9,760   Maxim Integrated Products,
               Inc.*...........................      460,550
     4,980   SCI Systems, Inc.*................      409,294
     2,890   Solectron Corp.*..................      274,911
     8,240   Xilinx, Inc.*.....................      374,663
                                                 -----------
                                                   2,945,894
                                                 -----------
Electronics -- Instruments (0.8%):
     4,650   Applied Materials, Inc.*..........      589,097
                                                 -----------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Finance Companies (0.3%):
     7,950   Associates First Capital Corp.....  $   218,128
                                                 -----------
Food and Related (1.3%):
    33,110   Sara Lee Corp.....................      730,489
    11,380   U.S. Foodservice*.................      190,615
                                                 -----------
                                                     921,104
                                                 -----------
Forest and Paper Products (2.1%):
     7,970   Georgia-Pacific Group.............      404,477
    12,480   Kimberly-Clark Corp...............      814,320
     7,380   Pentair, Inc......................      284,130
                                                 -----------
                                                   1,502,927
                                                 -----------
Healthcare -- Drugs (3.5%):
     5,780   Abbott Laboratories...............      209,886
     3,270   Gilead Sciences, Inc.*............      176,989
     1,490   MedImmune, Inc.*..................      247,154
     9,360   Merck & Co., Inc..................      627,705
    17,720   Pfizer, Inc.......................      574,792
    15,050   Schering-Plough Corp..............      634,922
                                                 -----------
                                                   2,471,448
                                                 -----------
Healthcare -- General (4.1%):
    11,440   American Home Products Corp.......      451,165
     5,710   Baxter International Inc..........      358,659
     6,220   Biomet, Inc.......................      248,800
    15,140   Bristol-Myers Squibb Co...........      971,799
    10,260   IDEXX Laboratories, Inc.*.........      165,442
     3,560   Johnson & Johnson.................      331,525
     4,870   Warner-Lambert Co.................      399,036
                                                 -----------
                                                   2,926,426
                                                 -----------
Hospital Supply and Management (0.9%):
     3,850   Guidant Corp.*....................      180,950
    13,220   Medtronic, Inc....................      481,704
                                                 -----------
                                                     662,654
                                                 -----------
Hotels and Gaming (0.5%):
    19,310   Hilton Hotels Corp................      185,859
     8,010   International Game Technology.....      162,703
                                                 -----------
                                                     348,562
                                                 -----------
Household -- General Products (0.6%):
     4,000   Procter & Gamble Co...............      438,250
                                                 -----------
Household -- Major Appliances (0.3%):
     3,050   Whirlpool Corp....................      198,441
                                                 -----------
Insurance -- Property & Casualty (2.8%):
    10,560   American International Group,
               Inc.............................    1,141,800
     5,350   CIGNA Corp........................      431,009
     8,710   Hartford Financial Services Group
               Inc. (The)......................      412,636
                                                 -----------
                                                   1,985,445
                                                 -----------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Metal Fabrication (0.3%):
     4,230   Fastenal Co.(b)...................  $   190,086
                                                 -----------
Motor Vehicles (0.7%):
     6,790   General Motors Corp...............      493,548
                                                 -----------
Motor Vehicles -- Parts (1.0%):
     3,770   Eaton Corp........................      273,796
     5,060   Lear Corp.*.......................      161,920
     3,480   SPX Corp.*........................      281,227
                                                 -----------
                                                     716,943
                                                 -----------
Multiple Industry (0.0%):
     2,087   Huttig Building Products, Inc.*...       10,303
                                                 -----------
Petroleum -- Domestic (1.1%):
    11,030   Occidental Petroleum Corp.........      238,524
     6,660   Tosco Corp........................      181,069
    13,480   USX -- Marathon Group.............      332,788
                                                 -----------
                                                     752,381
                                                 -----------
Petroleum -- International (4.2%):
    25,205   Exxon Mobil Corp..................    2,030,578
     9,160   Royal Dutch Petroleum Co. ADR.....      553,608
     7,830   Texaco, Inc.......................      425,267
                                                 -----------
                                                   3,009,453
                                                 -----------
Petroleum -- Services (0.8%):
     7,550   Halliburton Co....................      303,887
     8,910   Transocean Sedco Forex, Inc.......      300,156
                                                 -----------
                                                     604,043
                                                 -----------
Publishing (0.7%):
     9,630   New York Times Co. Class A
               (The)...........................      473,074
                                                 -----------
Railroads (0.4%):
     3,480   Kansas City Southern Industries,
               Inc.............................      259,695
                                                 -----------
Restaurants (0.7%):
     4,810   Applebee's International, Inc.....      141,895
     8,580   Tricon Global Restaurants,
               Inc.*...........................      331,403
                                                 -----------
                                                     473,298
                                                 -----------
Retail -- Food Stores (0.5%):
     9,460   CVS Corp..........................      377,809
                                                 -----------
Retail -- General Merchandise (2.5%):
     5,910   Kohl's Corp.*.....................      426,628
     8,490   TJX Cos., Inc. (The)..............      173,514
    16,530   Wal-Mart Stores, Inc..............    1,142,636
                                                 -----------
                                                   1,742,778
                                                 -----------
Retail -- Specialty (0.8%):
     3,580   Ann Taylor Stores Corp.*..........      123,286
     9,990   Williams-Sonoma, Inc.*(b).........      459,540
                                                 -----------
                                                     582,826
                                                 -----------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Equity Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Security & Commercial Broker (3.9%):
     2,970   American Express Co...............  $   493,762
    11,140   Fannie Mae........................      695,554
     4,380   Marsh & McLennan Cos., Inc........      419,111
     8,340   Morgan Stanley Dean Witter &
               Co..............................    1,190,535
                                                 -----------
                                                   2,798,962
                                                 -----------
Timesharing & Software (1.5%):
    14,040   America Online, Inc.*.............    1,059,142
                                                 -----------
Tobacco (1.2%):
    35,850   Philip Morris Cos. Inc............      831,272
                                                 -----------
Trucking & Shipping (0.4%):
     3,620   United Parcel Service, Inc........      249,780
                                                 -----------
Utilities -- Electric (1.8%):
     7,610   CMS Energy Corp...................      237,337
    15,650   Energy East Corp..................      325,716
     6,180   FPL Group, Inc....................      264,581
    10,020   GPU, Inc..........................      299,974
     5,930   Pinnacle West Capital Corp........      181,236
                                                 -----------
                                                   1,308,844
                                                 -----------
Utilities -- Gas & Pipeline (0.8%):
     6,880   El Paso Energy Corp...............      267,030
    10,830   Williams Cos., Inc. (The).........      330,992
                                                 -----------
                                                     598,022
                                                 -----------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT            SECURITY DESCRIPTION            VALUE
----------   ----------------------------------  -----------
COMMON STOCKS, CONTINUED:
Utilities -- Telephone (6.6%):
     7,430   AT&T Corp.........................  $   377,072
    11,720   CenturyTel, Inc...................      555,235
    23,580   MCI WorldCom, Inc.*...............    1,251,214
     7,870   Qwest Communications
               International, Inc.*(b).........      338,410
    24,350   SBC Communications, Inc...........    1,187,062
    14,370   Sprint Corp.......................      967,281
                                                 -----------
                                                   4,676,274
                                                 -----------
  Total Common Stocks                             66,374,789
                                                 -----------
REPURCHASE AGREEMENT (6.6%):
$4,688,000   State Street, 3.00%, 1/3/00
               (Collateralized by $4,785,000
               Federal National Mortgage
               Assoc., 6.35%, 06/22/01, market
               value $4,785,000)...............    4,688,000
                                                 -----------
  Total Repurchase Agreement                       4,688,000
                                                 -----------
SHORT-TERM SECURITIES HELD AS COLLATERAL (2.4%):
Investment Companies (2.2%):
 1,556,945   One Group Prime Money Market Fund,
               Class I(c)......................    1,556,945
Repurchase Agreement (0.2%):
$  155,049   Lehman Brothers A2/P2 Tri-Party
               4.65%, 1/3/00 (Collateralized by
               $162,834 Silver Tower US Funding
               Commercial Paper, 5/23/00,
               market value $162,834)..........      155,049
                                                 -----------
  Total Short-Term Securities Held as
Collateral                                         1,711,994
                                                 -----------
Total (Cost $64,381,391)(a)                      $72,774,783
                                                 ===========

------------

Percentages indicated are based on net assets of $71,065,627.

*  Denotes a non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $4,442. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation......................  $11,546,524
                   Unrealized depreciation......................   (3,157,574)
                                                                  -----------
                   Net unrealized appreciation..................  $ 8,388,950
                                                                  ===========

(b) A portion of this security was loaned as of December 31, 1999.

(c) Affiliated fund

The abbreviations in the above statement stand for the following:

    ADR  American Depositary Receipt
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS (96.2%):
                               Apparel (1.1%):
    14,300   American Eagle Outfitters,
               Inc.,*.........................  $    643,500
    35,100   Jones Apparel Group, Inc.*.......       952,087
                                                ------------
                                                   1,595,587
                                                ------------
Banks (2.6%):
    47,300   First Tennessee National Corp....     1,348,050
    16,700   National Commerce Bancorp.*......       378,881
    16,800   North Fork Bancorp., Inc.........       294,000
    26,900   Zions Bancorp....................     1,592,144
                                                ------------
                                                   3,613,075
                                                ------------
Broadcasting (5.1%):
    15,200   Hispanic Broadcasting Corp.*.....     1,401,726
    32,900   Univision Communications,
               Inc.*(b).......................     3,361,969
    14,300   Viacom, Inc. Class B*............       864,256
    19,900   Westwood One, Inc.*..............     1,512,400
                                                ------------
                                                   7,140,351
                                                ------------
Business Equipment & Services(9.3%):
     1,700   Agency.Com. Inc.*................        86,700
    21,600   Apollo Group, Inc.*..............       433,350
    13,000   CheckFree Holdings Corp.,*.......     1,358,500
    31,700   Cintas Corp......................     1,684,062
    46,400   Comdisco, Inc....................     1,728,400
    49,800   Convergys Corp.*.................     1,531,350
    25,700   Herman Miller, Inc...............       591,100
    21,800   Manpower, Inc....................       820,225
     1,700   Optio Software, Inc*(b)..........        39,950
    20,700   Reynolds & Reynolds Co. Class
               A..............................       465,750
    41,300   Robert Half International,
               Inc.*..........................     1,179,631
    31,000   Staples, Inc.*...................       643,250
    28,900   Viad Corp........................       805,587
    29,200   Waters Corp.*....................     1,547,600
     2,800   Xpedior, Inc.*(b)................        80,500
                                                ------------
                                                  12,995,955
                                                ------------
Communications Equipment (2.7%):
    11,400   ADTRAN, Inc.*(b).................       586,387
     4,400   Comverse Technology, Inc.*(b)....       636,900
    40,700   Symbol Technology, Inc...........     2,586,994
                                                ------------
                                                   3,810,281
                                                ------------
Computers -- Main & Mini (0.1%):
       400   VA Linux Systems, Inc.*(b).......        82,650
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Computers -- Peripherals (20.9%):
    57,500   American Power Conversion
               Corp.*(b)......................  $  1,516,562
     1,000   CacheFlow, Inc.*.................       130,687
    69,700   Cadence Design Systems, Inc.*....     1,672,800
    18,500   Electronic Arts, Inc.*...........     1,554,000
       300   FreeMarkets, Inc.*...............       102,394
       700   Intertrust Technologies Corp.*...        82,337
    52,300   Intuit, Inc.*....................     3,134,731
    14,200   Keane, Inc.......................       450,850
    22,000   Legato Systems, Inc.,*...........     1,513,875
     2,400   McAfee.com Corp.*(b).............       108,000
    39,500   Rational Software Corp.*.........     1,940,437
    49,900   Siebel Systems, Inc.*(b).........     4,191,600
    29,600   Symantec Corp.*..................     1,735,300
    21,800   Synopsys, Inc.*(b)...............     1,455,150
    68,750   VERITAS Software Corp.*..........     9,839,844
                                                ------------
                                                  29,428,567
                                                ------------
Construction Materials (1.0%):
    20,200   American Standard Companies
               Inc.*..........................       926,675
    10,900   USG Corp.........................       513,662
                                                ------------
                                                   1,440,337
                                                ------------
Electronics -- Components (14.7%):
    53,300   Altera Corp.*....................     2,641,681
    56,200   Atmel Corp.*.....................     1,661,412
    26,200   Cypress Semiconductor Corp.*.....       848,225
    24,900   Jabil Circuit, Inc.,*............     1,817,700
    44,600   Linear Technology Corp...........     3,191,687
    78,800   Maxim Integrated Products,
               Inc.*..........................     3,718,375
     8,700   Microchip Technology, Inc.*......       595,406
    16,700   Sanmina Corp.*...................     1,667,912
    28,100   SCI Systems, Inc.*...............     2,309,469
    33,700   Vitesse Semiconductor Corp.*.....     1,767,144
     8,600   Xilinx, Inc.*....................       391,032
                                                ------------
                                                  20,610,043
                                                ------------
Electronics -- Instruments (1.1%):
     2,300   Applied Materials, Inc.*.........       291,381
     2,500   Caliper Technologies Corp.*......       166,875
     8,900   Novellus Systems, Inc.*..........     1,090,529
                                                ------------
                                                   1,548,785
                                                ------------
Food and Related (0.8%):
    11,900   Hormel Foods Corp................       483,438
    20,800   McCormick & Co., Inc.............       618,800
                                                ------------
                                                   1,102,238
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Healthcare -- Drugs (10.5%):
    51,100   Biogen, Inc.*....................  $  4,317,950
    38,900   Chiron Corp.*....................     1,648,388
    23,100   Forest Labs, Inc.*...............     1,419,206
    18,000   Gilead Sciences, Inc.*...........       974,250
    26,400   IVAX Corp........................       679,800
    20,400   MedImmune, Inc.,*................     3,383,850
     9,300   Millennium Pharmaceuticals, Inc.*
               (b)............................     1,134,600
     8,600   Sepracor, Inc.*(b)...............       853,013
    10,100   Watson Pharmaceuticals, Inc.*....       361,706
                                                ------------
                                                  14,772,763
                                                ------------
Healthcare -- General (1.7%):
     6,800   Beckman Coulter, Inc.............       345,950
    11,900   Biomet, Inc......................       476,000
     9,400   MiniMed, Inc.,*..................       688,550
    17,600   VISX, Inc.,*.....................       910,800
                                                ------------
                                                   2,421,300
                                                ------------
Hospital Supply and Management (1.8%):
    53,250   Health Management Associates,
               Inc. Class A*..................       712,219
    26,400   Stryker Corp.(b).................     1,838,100
                                                ------------
                                                   2,550,319
                                                ------------
Household -- General Products (0.7%):
    41,600   The Dial Corp....................     1,011,400
                                                ------------
Leisure Time Industry (0.5%):
    14,700   International Speedway Corp.
               Class A........................       740,513
                                                ------------
Metal Fabrication (0.7%):
    20,500   Fastenal Co.(b)..................       921,219
                                                ------------
Motor Vehicle Parts (0.8%):
    13,700   SPX Corp.........................     1,107,131
                                                ------------
Motor Vehicles (1.9%):
    42,700   Harley-Davidson, Inc.............     2,735,469
                                                ------------
Multiple Industry (2.1%):
     3,600   Chartered Semiconductor
               Manufacturing Ltd.* ADR........       262,800
     1,300   Metalink LTD.* ADR...............        26,488
     3,700   Nasdaq-100 Shares*(b)............       676,175
    23,800   S&P Mid-Cap 400 Depository
               Receipt (b)....................     1,930,775
                                                ------------
                                                   2,896,238
                                                ------------
Publishing (0.7%):
    31,800   Reader's Digest Association, Inc.
               Class A........................       930,150
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Restaurants (1.2%):
    17,700   Outback Steakhouse, Inc.*(b).....  $    459,094
    51,800   Starbucks Corp.*.................     1,256,150
                                                ------------
                                                   1,715,244
                                                ------------
Retail -- Food Stores (0.6%):
    11,500   Hannaford Bros. Co...............       797,094
                                                ------------
Retail -- General Merchandise (1.0%):
    21,700   BJ's Wholesale Club, Inc.*.......       792,050
    41,200   Family Dollar Stores, Inc........       672,075
                                                ------------
                                                   1,464,125
                                                ------------
Retail -- Specialty (4.5%):
    24,000   Abercrombie & Fitch Co.*.........       640,500
     5,500   Ann Taylor Stores*...............       189,406
     7,600   CDW Computer Centers, Inc........       597,550
    15,000   Circuit City Stores-Circuit City
               Group..........................       675,938
    17,400   Dollar Tree Stores*..............       842,813
    26,000   Tiffany & Co.....................     2,320,500
    22,800   Williams Sonoma, Inc.*(b)........     1,048,800
                                                ------------
                                                   6,315,507
                                                ------------
Security & Commercial Brokers (1.5%):
    66,600   E*Trade Group, Inc.*(b)..........     1,739,925
    12,000   Legg Mason, Inc..................       435,000
                                                ------------
                                                   2,174,925
                                                ------------
Timesharing & Software (3.4%):
    55,800   Concord EFS, Inc.*...............     1,436,850
    33,900   Fiserv, Inc.*....................     1,298,794
     1,000   Internet Capital Group,
               Inc.*(b).......................       170,000
       900   NetRatings, Inc*.................        43,313
    11,200   QLogic Corp.*....................     1,790,600
                                                ------------
                                                   4,739,557
                                                ------------
Utilities -- Electric (1.0%):
    21,800   Calpine Corp.*...................     1,395,200
                                                ------------
Utilities -- Telephone (2.2%):
     5,700   Alltel Corp......................       471,319
    61,400   Broadwing, Inc...................     2,264,125
     5,100   CenturyTel, Inc..................       241,613
     2,100   TeleCorp. PCS, Inc.*.............        79,800
                                                ------------
                                                   3,056,857
                                                ------------
  Total Common Stocks                            135,112,880
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Growth Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
$  175,000   1/20/00..........................  $    174,586
                                                ------------
  Total U.S. Treasury Obligations                    174,586
                                                ------------
REPURCHASE AGREEMENT (3.2%):
 4,443,000   State Street Bank, 3.00%, 1/3/00
               (Collateralized by $4,955,000
               Federal Home Loan Bank, 6.40%,
               8/27/13, market value
               $4,533,825)....................     4,443,000
                                                ------------
  Total Repurchase Agreement                       4,443,000
                                                ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (15.4%):
Investment Companies (14.0%):
19,653,848   One Group Prime Money Market Fund
               Class I(c).....................    19,653,848
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
Repurchase Agreement (1.4%)
$1,957,232   Lehman Brothers A2/P2 Tri-Party
               4.65% 1/03/00 (Collateralized
               by $2,055,506 Silver Tower US
               Funding Commercial Paper
               5/23/00 market value
               $2,055,506)....................  $  1,957,232
                                                ------------
Total Short-Term Securities Held as Collateral    21,611,080
                                                ------------
Total (Cost $128,976,272)(a)                    $161,341,546
                                                ============

------------

Percentages indicated are based on net assets of $140,451,470.

 * Denotes a non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $1,258,223. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation......................  $34,213,148
                   Unrealized depreciation......................   (3,106,097)
                                                                  -----------
                   Net unrealized appreciation..................  $31,107,051
                                                                  ===========

(b) A portion of this security was loaned as of December 31, 1999.

(c) Affiliated fund

The abbreviations in the above statement stand for the following:

    ADR  American Depositary Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMERCIAL PAPER (12.4%):
Financial Services (12.4%):
$2,700,000   General Electric Capital Corp.,
               6.35% 01/21/00.................  $  2,690,475
                                                ------------
  Total Commercial Paper                           2,690,475
                                                ------------
COMMON STOCKS (72.9%):
Air Transportation (0.4%):
     3,700   COMAIR Holdings, Inc.............        86,487
                                                ------------
Apparel (0.9%):
     1,200   Liz Claiborne, Inc...............        45,150
     6,800   Tommy Hilfiger Corp.*............       158,525
                                                ------------
                                                     203,675
                                                ------------
Banks (1.8%):
     3,847   Associated Banc-Corp.............       131,760
     4,401   Charter One Financial, Inc.......        84,169
     5,800   First Tennessee National Corp....       165,300
                                                ------------
                                                     381,229
                                                ------------
Beverages (0.5%):
     8,800   Whitman Corp.....................       118,250
                                                ------------
Broadcasting (0.8%):
     2,400   Belo, (AH) Corp. Series A........        45,750
     1,200   Univision Communications, Inc.
               Class A*(b)....................       122,625
                                                ------------
                                                     168,375
                                                ------------
Business Equipment & Services (7.6%):
     1,400   Cintas Corp......................        74,375
     2,800   Convergys Corp.*.................        86,100
     2,700   DST Systems, Inc.................       206,044
     1,200   Jacobs Engineering Group,
               Inc.*..........................        39,000
     2,800   Manpower, Inc....................       105,350
     3,600   Omnicom Group Inc................       360,000
     3,500   Reynolds & Reynolds Co. Class A
               (The)..........................        78,750
     6,200   SunGard Data Systems, Inc.*......       147,250
     3,700   Waters Corp.*....................       196,100
     4,900   Young & Rubicam, Inc.............       346,675
                                                ------------
                                                   1,639,644
                                                ------------
Capital Equipment (0.7%):
     2,175   IDEX Corp........................        66,066
     2,700   Teleflex, Inc....................        84,544
                                                ------------
                                                     150,610
                                                ------------
Chemicals -- Specialty (1.0%):
     6,200   OM Group, Inc....................       213,512
                                                ------------
Communications Equipment (0.8%):
     1,250   Comverse Technology, Inc.*.......       180,937
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Computers -- Peripherals (10.8%):
     3,700   American Power Conversion
               Corp.*.........................  $     97,587
       600   Citrix Systems, Inc.*............        73,800
     1,300   Electronic Arts, Inc.*...........       109,200
     3,600   Intuit, Inc.*....................       215,775
     1,400   Legato Systems, Inc.*............        96,337
     3,900   Lexmark International Group, Inc.
               Class A*.......................       352,950
     2,200   Parametric Technology Corp.*.....        59,537
     3,000   Quantum Corp.-DLT & Storage
               Systems*.......................        45,375
     2,800   Rational Software Corp.*.........       137,550
     3,400   Siebel Systems, Inc.*............       285,600
     1,600   Sterling Software, Inc.*.........        50,400
     1,500   Synopsys, Inc.*..................       100,125
     4,950   VERITAS Software Corp.*..........       708,469
                                                ------------
                                                   2,332,705
                                                ------------
Construction Materials (0.5%):
     5,087   Crane Co.........................       101,104
                                                ------------
Containers (1.0%):
     8,600   AptarGroup, Inc..................       216,075
                                                ------------
Electrical Equipment (0.7%):
     3,500   Littelfuse, Inc.*................        84,930
     1,513   Molex Inc. Class A...............        68,463
                                                ------------
                                                     153,393
                                                ------------
Electronics -- Components (8.7%):
     3,400   Altera Corp.*....................       168,512
     3,600   Analog Devices, Inc.*............       334,800
     2,000   Jabil Circuit, Inc.*.............       146,000
     1,900   Linear Technology Corp...........       135,969
     3,200   Maxim Integrated Products,
               Inc.*..........................       151,000
     3,600   Microchip Technology, Inc.*......       246,375
     3,600   SCI Systems, Inc.*...............       295,875
     1,200   Vitesse Semiconductor Corp.*.....        62,925
     7,600   Xilinx, Inc.*....................       345,563
                                                ------------
                                                   1,887,019
                                                ------------
Electronics -- Instruments (2.3%):
     6,500   AMETEK, Inc......................       123,906
     5,600   Teradyne, Inc.*..................       369,600
                                                ------------
                                                     493,506
                                                ------------
Finance Companies (1.6%):
     2,700   FINOVA Group, Inc. (The).........        95,850
     3,600   Heller Financial, Inc............        72,225
     3,500   Radian Group, Inc................       167,125
                                                ------------
                                                     335,200
                                                ------------
Food and Related (0.7%):
     8,900   U.S. Foodservice*................       149,075
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Forest and Paper Products (0.4%):
     1,400   Bowater, Inc.....................  $     76,037
                                                ------------
Furniture and Furnishings (1.6%):
     7,000   HON INDUSTRIES, Inc..............       153,562
     9,100   Leggett & Platt, Inc.............       195,081
                                                ------------
                                                     348,643
                                                ------------
Healthcare -- Drugs (3.5%):
     2,200   Biogen, Inc.*....................       185,900
     1,600   Forest Laboratories, Inc.*.......        98,300
       600   Gilead Sciences, Inc.*...........        32,475
     1,600   ICN Pharmaceuticals, Inc.........        40,500
     1,600   IVAX Corp.*......................        41,200
     1,200   MedImmune, Inc.*.................       199,050
     2,500   Mylan Laboratories, Inc..........        62,969
     2,500   Watson Pharmaceuticals, Inc.*....        89,531
                                                ------------
                                                     749,925
                                                ------------
Healthcare -- General (1.4%):
     2,800   Bergen Brunswig Corp. Class A....        23,275
     9,300   Sybron International Corp.*......       229,594
     1,000   VISX, Inc.*......................        51,750
                                                ------------
                                                     304,619
                                                ------------
Hospital Supply and Management (1.9%):
    17,543   Health Management Associates,
               Inc. Class A*..................       234,638
     4,800   Universal Health Services Inc.
               Class B*.......................       172,800
                                                ------------
                                                     407,438
                                                ------------
Household -- General Products (1.0%):
     5,200   Dial Corp. (The).................       126,425
     3,000   Lancaster Colony Corp............        99,375
                                                ------------
                                                     225,800
                                                ------------
Insurance -- Property & Casualty (1.2%):
     5,600   Everest Reinsurance Holdings,
               Inc............................       124,950
     1,850   Transatlantic Holdings, Inc......       144,416
                                                ------------
                                                     269,366
                                                ------------
Metal Fabrication (0.3%):
     2,100   Harsco Corp......................        66,675
                                                ------------
Motor Vehicles (0.6%):
     2,200   Harley-Davidson, Inc.............       140,937
                                                ------------
Motor Vehicles -- Parts (2.1%):
     3,500   Borg-Warner Automotive, Inc......       141,750
     4,200   Dana Corp........................       125,737
     1,200   SPX Corp.*.......................        96,975
     6,200   Tower Automotive, Inc.*..........        95,712
                                                ------------
                                                     460,174
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Multiple Industry (0.0%):
     1,130   Huttig Building Products,
               Inc.*..........................  $      5,582
                                                ------------
Petroleum -- Domestic (2.1%):
     5,900   Apache Corp......................       217,931
     3,000   Devon Energy Corp................        98,625
     1,500   Murphy Oil Corp..................        86,062
     1,600   Tosco Corp.......................        43,500
                                                ------------
                                                     446,118
                                                ------------
Petroleum -- Services (2.6%):
     2,000   BJ Services Co.*.................        83,625
     4,000   Nabors Industries, Inc.*.........       123,750
     2,400   Noble Drilling Corp.*............        78,600
     1,000   Smith International, Inc.*.......        49,688
     2,600   Transocean Sedco Forex, Inc......        87,588
     3,200   Weatherford International,
               Inc.*..........................       127,800
                                                ------------
                                                     551,051
                                                ------------
Publishing (0.2%):
     1,800   Reader's Digest Association, Inc.
               Class A (The)..................        52,650
                                                ------------
Restaurants (0.2%):
     1,700   Starbucks Corp.*.................        41,225
                                                ------------
Retail -- General Merchandise (1.1%):
     1,700   BJ's Wholesale Club, Inc.*.......        62,050
     2,500   Kohl's Corp.*....................       180,469
                                                ------------
                                                     242,519
                                                ------------
Retail -- Specialty (2.1%):
     1,200   Dollar Tree Stores, Inc.*........        58,125
     2,700   Limited, Inc. (The)..............       116,944
     1,900   Tiffany & Co.....................       169,575
     2,200   Zale Corp.*......................       106,425
                                                ------------
                                                     451,069
                                                ------------
Savings & Loans (0.8%):
    12,100   Peoples Heritage Financial Group,
               Inc............................       182,256
                                                ------------
Security & Commercial Brokers (1.2%):
     5,200   E*Trade Group, Inc.*(b)..........       135,850
     3,650   Edwards (A.G.), Inc..............       117,028
                                                ------------
                                                     252,878
                                                ------------
Textiles (0.1%):
     1,200   WestPoint Stevens, Inc...........        21,000
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Diversified Mid Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Timesharing & Software (2.1%):
     3,400   Affiliated Computer Services,
               Inc. Class A*..................  $    156,400
     4,050   Concord EFS, Inc.*...............       104,288
     2,400   Fiserv, Inc.*....................        91,950
       600   QLogic Corp.*....................        95,925
                                                ------------
                                                     448,563
                                                ------------
Utilities -- Electric (4.8%):
     5,300   Allegheny Energy, Inc............       142,769
     3,000   Constellation Energy Group.......        87,000
     4,700   Energy East Corp.................        97,819
     2,000   Florida Progress Corp............        84,625
     4,400   Montana Power Co. (The)..........       158,675
     7,000   Northeast Utilities..............       143,938
     1,600   Pinnacle West Capital Corp.......        48,900
     2,500   Potomic Electric Power Co........        57,344
     1,700   Puget Sound Energy, Inc..........        32,938
     1,900   SCANA Corp.......................        51,063
     7,344   Sierra Pacific Resources.........       127,143
                                                ------------
                                                   1,032,214
                                                ------------
Utilities -- Gas & Pipeline (0.4%):
     2,200   El Paso Energy Corp..............        85,388
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities -- Telephone (0.4%):
     2,600   Broadwing, Inc...................  $     95,875
                                                ------------
  Total Common Stocks (cost $12,693,593)          15,768,798
                                                ------------
U.S. TREASURY OBLIGATIONS (0.7%):
U.S. Treasury Bills (0.7%):
$  155,000   02/17/00(c)......................       154,039
                                                ------------
  Total U.S. Treasury Obligations                    154,039
                                                ------------
REPURCHASE AGREEMENT (13.2%):
 2,861,000   State Street Bank 3.00% 01/3/00
               (Collateralized by $2,920,000
               Federal National Mortgage
               Assoc., 6.35%, 06/22/01, market
               value $2,920,000)..............     2,861,000
                                                ------------
  Total Repurchase Agreement                       2,861,000
                                                ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (1.2%):
Investment Companies (1.1%):
   228,031   One Group Prime Money Market
               Fund, Class I(d)...............       228,031
                                                ------------
Repurchase Agreement (0.1%):
$   22,708   Lehman Brothers A2/P2 Tri-Party
               4.65%, 1/3/00 (Collateralized
               by $23,849 Silver Tower US
               Funding Commercial Paper,
               5/23/00, market value
               $23,849).......................        22,708
                                                ------------
  Total Short-Term Securities Held as
    Collateral                                       250,739
                                                ------------
Total (Cost $18,649,785)(a)                     $ 21,725,051
                                                ============

------------

Percentages indicated are based on net assets of $21,625,471.

 * Denotes a non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $4,646. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation......................  $ 4,205,485
                   Unrealized depreciation......................   (1,134,865)
                                                                  -----------
                   Net unrealized appreciation..................  $ 3,070,620
                                                                  ===========

(b) A portion of this security was loaned as of December 31, 1999.

(c) Serves as collateral for futures contracts.

(d) Affiliated fund

                                                                      CURRENT
NUMBER OF                                               OPENING        MARKET
CONTRACTS                CONTRACT TYPE                 POSITIONS       VALUE
---------                -------------                 ----------    ----------
   14        Midcap 400, March 2000 Futures            $2,910,180    $3,144,050

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS (96.5%):
Air Transportation (0.5%):
     3,900   Airborne Freight Corp............  $     85,800
     1,300   Alaska Air Group, Inc.*..........        45,662
                                                ------------
                                                     131,462
                                                ------------
Aircraft (0.2%):
     2,100   Cordant Technologies, Inc........        69,300
                                                ------------
Apparel (0.6%):
     2,200   Liz Claiborne, Inc...............        82,775
     1,900   Intimate Brands, Inc. Class A*...        81,937
                                                ------------
                                                     164,712
                                                ------------
Banks (8.2%):
     3,100   Associated Banc-Corp.............       106,175
     2,000   CCB Financial Corp...............        87,125
    15,265   Charter One Financial, Inc.......       291,943
     1,200   Comerica, Inc....................        56,025
     4,900   Compass Bancshares, Inc..........       109,331
     2,400   FirstMerit Corp..................        55,200
    14,800   First Security Corp..............       377,863
     2,000   First Tennessee National Corp....        57,000
     1,600   First Virginia Banks, Inc........        68,800
     7,500   Hibernia Corp....................        79,687
     2,000   Keystone Financial, Inc..........        42,125
     7,400   Marshall & Ilsley Corp...........       464,813
     3,800   Mercentile Bankshares Corp.......       121,363
    11,900   North Fork Bancorp, Inc..........       208,250
     5,200   Pacific Century Financial
               Corp...........................        97,175
       900   Provident Financial Group,
               Inc............................        32,288
    11,400   Sovereign Bancorp, Inc...........        84,965
                                                ------------
                                                   2,340,128
                                                ------------
Beverages (0.3%):
     5,800   Whitman Corp.....................        77,937
                                                ------------
Broadcasting (1.2%):
     8,800   Belo, (AH) Corp. Series A........       167,750
     2,400   Chris-Craft Industries, Inc.*....       173,100
                                                ------------
                                                     340,850
                                                ------------
Business Equipment & Services (5.4%):
     1,800   ACNielsen Corp.*.................        44,325
     5,200   Acxiom Corp.*....................       124,800
     4,000   Cambridge Technical Partners,
               Inc.*..........................       105,000
     4,100   DST Systems, Inc.*...............       312,881
     1,600   First Data Corp..................        78,900
     4,400   Jacobs Engineering Group,
               Inc.*..........................       143,000
     5,000   Modis Professional Services,
               Inc.*..........................        71,250
     5,600   Office Depot, Inc.*..............        61,250
     2,800   Pittston Brink's Group...........        61,600
     1,900   Robert Half International,
               Inc.*..........................        54,269

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Business Equipment & Services, continued:
     5,300   Sterling Commerce, Inc.*.........  $    180,531
     8,100   Sungard Data Systems, Inc.*......       192,375
     2,000   Waters Corp.*....................       106,000
                                                ------------
                                                   1,536,181
                                                ------------
Capital Equipment (0.6%):
     4,600   Diebold, Inc.....................       108,100
     2,400   Teleflex, Inc....................        75,150
                                                ------------
                                                     183,250
                                                ------------
Chemicals -- Petroleum & Inorganic (0.5%):
     9,200   Lyondell Chemical Co.............       117,300
     1,500   Schulman A, Inc..................        24,469
                                                ------------
                                                     141,769
                                                ------------
Chemicals -- Specialty (3.6%):
     7,700   Cabot Corp.......................       156,887
     9,800   CK Witco Corp....................       131,075
     5,300   Cytec Industries, Inc.*..........       122,562
     2,300   Dexter Corp. (The)...............        91,425
     2,300   Ferro Corp.......................        50,600
     5,900   IMC Global, Inc..................        96,612
     3,300   Lubrizol Corp. (The).............       101,888
     2,700   Olin Corp........................        53,494
     1,500   Minerals Technologies, Inc.......        60,094
    10,200   RPM, Inc.........................       103,913
     1,800   Sigma-Aldrich Corp...............        54,113
                                                ------------
                                                   1,022,663
                                                ------------
Communications Equipment (0.4%):
     4,700   Harris Corp......................       125,431
                                                ------------
Computers -- Main & Mini (0.4%):
     2,900   NCR Corp.*.......................       109,837
                                                ------------
Computers -- Peripheral (1.3%):
     8,100   Sterling Software, Inc.*.........       255,150
     5,900   Storage Technology Corp..........       108,781
                                                ------------
                                                     363,931
                                                ------------
Construction and Building Materials (1.7%):
     4,200   Crane Co.........................        83,475
     3,100   Martin Marietta Materials,
               Inc............................       127,100
     1,500   Southdown, Inc...................        77,438
     4,300   USG Corp.........................       202,638
                                                ------------
                                                     490,651
                                                ------------
Defense (0.5%):
     2,800   Litton Industries, Inc.*.........       139,650
                                                ------------
Distribution (0.0%):
         1   Huttig Building Products,
               Inc.*..........................             1
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Electrical Equipment (0.5%):
     2,200   Hubbell, Inc. Class B............  $     59,950
     4,600   Mark IV Industries, Inc..........        81,362
                                                ------------
                                                     141,312
                                                ------------
Electronics -- Components (2.0%):
     4,100   Arrow Electronics, Inc.*.........       104,037
     5,000   Atmel Corp.*.....................       147,812
     2,300   Avnet, Inc.......................       139,150
     1,200   SCI Systems, Inc.*...............        98,625
     2,300   Vishay Intertechnology, Inc.*....        72,738
                                                ------------
                                                     562,362
                                                ------------
Electronics -- Instruments (0.3%):
       700   Applied Materials, Inc.*.........        88,681
                                                ------------
Finance Companies (1.1%):
     2,400   Allmerica Financial Corp.........       133,500
     3,300   FINOVA Group, Inc. (The).........       117,150
     2,000   GATX Corp........................        67,500
                                                ------------
                                                     318,150
                                                ------------
Food and Related (2.9%):
     2,900   ConAgra, Inc.....................        65,431
     1,900   Dean Foods Co....................        75,525
     3,000   Dole Food Company, Inc...........        48,750
     3,600   Flowers Industries, Inc..........        57,375
     4,500   IBP, Inc.........................        81,000
     4,000   Interstate Bakeries Corp.........        72,500
     1,700   Suiza Foods Corp.* (b)...........        67,362
    12,900   Tyson Foods, Inc. Class A........       209,625
     8,900   U.S. Foodservice*................       149,075
                                                ------------
                                                     826,643
                                                ------------
Forest and Paper Products (3.2%):
     3,400   Bowater, Inc.....................       184,662
     2,400   Chesapeake Corp..................        73,200
     4,700   Consolidated Papers, Inc.........       149,519
     1,000   Georgia Pacific Group............        50,750
     5,700   Pentair, Inc.....................       219,450
     1,600   Rayonier, Inc....................        77,300
     6,500   Sonoco Products Co...............       147,875
                                                ------------
                                                     902,756
                                                ------------
Furniture -- Furnishings (0.4%):
     7,800   Shaw Industries, Inc.............       120,413
                                                ------------
Healthcare -- Drugs (2.2%):
     5,200   Genzyme Corp.*...................       234,000
     5,500   ICN Pharmaceuticals, Inc.........       139,219
     6,200   Mylan Laboratories, Inc..........       156,162
     2,900   Watson Pharmaceuticals, Inc.*....       103,856
                                                ------------
                                                     633,237
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Healthcare -- General (0.9%):
     2,800   Express Scripts, Inc. Class A*...  $    179,200
     2,900   IDEXX Laboratories, Inc.*........        46,763
     2,200   STERIS Corp.*....................        22,688
                                                ------------
                                                     248,651
                                                ------------
Homebuilding -- Mobile Homes (0.1%):
     3,600   Clayton Homes, Inc...............        33,075
                                                ------------
Hospital Supply and Management (1.3%):
     7,300   Foundation Health Systems,
               Inc.*..........................        72,544
     3,200   Lincare Holdings, Inc.*..........       111,000
     1,200   PacifiCare Health Systems,
               Inc.*..........................        63,600
     2,500   Tenet Healthcare Corp.*..........        58,750
     2,600   Trigon Healthcare, Inc.*.........        76,700
                                                ------------
                                                     382,594
                                                ------------
Hotels and Gaming(1.7%):
     3,600   International Game Technology....        73,125
     6,800   Mandalay Resort Group*...........       136,850
    20,900   Park Place Entertainment
               Corp.*.........................       261,250
                                                ------------
                                                     471,225
                                                ------------
Household Products (0.4%):
     3,700   Lancaster Colony Corp............       122,562
                                                ------------
Insurance -- Life (1.6%):
     5,400   Protective Life Corp.............       171,788
     7,000   ReliaStar Financial Corp.........       274,313
                                                ------------
                                                     446,101
                                                ------------
Insurance -- Property & Casualty (2.6%):
     6,000   Ambac Financial Group, Inc.......       313,125
     1,700   American Financial Group, Inc....        44,838
     4,300   Everest Reinsurance Holdings,
               Inc............................        95,944
     4,550   PMI Group, Inc. (The)............       222,097
     1,400   Unitrin, Inc.....................        52,675
                                                ------------
                                                     728,679
                                                ------------
Leisure Time Industry (0.6%):
     5,700   Premier Parks, Inc.* (b).........       164,587
                                                ------------
Metal Fabricators (0.7%):
     6,100   Harsco Corp......................       193,675
                                                ------------
Motor Vehicles -- Parts (1.8%):
     2,900   Borg-Warner Automotive, Inc......       117,450
     4,100   Federal-Mogul Corp...............        82,513
     6,400   Lear Corp.*......................       204,800
     1,400   SPX Corp.*.......................       113,138
                                                ------------
                                                     517,901
                                                ------------

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Multiple Industry (10.4%):
     1,400   Honeywell International, Inc.....  $     80,763
     7,000   S&P Mid-Cap 400 Depositary
               Receipt........................       567,875
    15,700   Standard and Poor's Depositary
               Receipts.......................     2,305,938
                                                ------------
                                                   2,954,576
                                                ------------
Petroleum -- Domestic (3.0%):
     5,000   Anadarko Petroleum Corp..........       170,625
     6,400   Devon Energy Corp................       210,400
     4,600   Murphy Oil Corp..................       263,925
     2,700   Tosco Corp.......................        73,406
     5,600   Ultramar Diamond Shamrock Corp...       127,050
                                                ------------
                                                     845,406
                                                ------------
Petroleum -- Services (4.9%):
     5,500   BJ Services Co.*.................       229,969
    11,900   Noble Drilling Corp.*............       389,725
     4,300   Smith International, Inc.*.......       213,656
     3,500   Tidewater, Inc...................       126,000
     3,600   Transocean Sedco Forex, Inc......       121,275
     8,200   Weatherford International,
               Inc............................       327,488
                                                ------------
                                                   1,408,113
                                                ------------
Publishing (1.6%):
     4,500   Harte-Hanks, Inc.................        97,875
       900   Houghton Mifflin Co..............        37,969
     1,100   Media General, Inc. Class A......        57,200
       500   Washington Post Co. Class B......       277,937
                                                ------------
                                                     470,981
                                                ------------
Railroad (0.1%):
     2,600   Wisconsin Central Transportation
               Corp.*.........................        34,937
                                                ------------
Restaurants (1.2%):
     6,200   Brinker International, Inc.*.....       148,800
     7,600   Outback Steakhouse, Inc.*........       197,125
                                                ------------
                                                     345,925
                                                ------------
Retail -- Food Stores (0.6%):
     2,400   Hannaford Bros. Co...............       166,350
                                                ------------
Retail -- General Merchandise (0.2%):
     3,900   Saks, Inc.*......................        60,694
                                                ------------
Retail -- Specialty (1.7%):
    10,100   Borders Group, Inc.*.............       162,231
     1,000   Circuit City Stores-Circuit City
               Group..........................        45,063
     6,400   Furniture Brands International,
               Inc.*..........................       140,800
     2,900   Nieman Marcus Group, Inc. Class
               A*.............................        81,019
     1,300   Williams-Sonoma, Inc.* (b).......        59,800
                                                ------------
                                                     488,913
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Savings & Loans (1.2%):
     2,400   Astoria Financial Corp...........  $     73,050
     5,700   Dime Bancorp, Inc................        86,212
     5,200   GreenPoint Financial Corp........       123,825
     2,800   TCF Financial Corp...............        69,650
                                                ------------
                                                     352,737
                                                ------------
Security & Commercial Broker (1.4%):
     8,400   Edwards (A.G.), Inc..............       269,325
     2,500   Price, T Rowe Associates, Inc....        92,344
     1,100   Radian Group, Inc................        52,525
                                                ------------
                                                     414,194
                                                ------------
Steel (0.5%):
     5,400   AK Steel Holding Corp............       101,925
     1,600   Carpenter Technology Corp........        43,900
                                                ------------
                                                     145,825
                                                ------------
Textiles (0.6%):
     6,800   Mohawk Industries, Inc.*.........       179,350
                                                ------------
Timesharing & Software (0.6%):
     3,600   Affiliated Computer Services,
               Inc. Class A*..................       165,600
                                                ------------
Tobacco (0.7%):
     9,300   R.J. Reynolds Tobacco Holdings,
               Inc............................       163,913
     1,000   Universal Corp...................        22,813
                                                ------------
                                                     186,726
                                                ------------
Trucking & Shipping (0.6%):
     3,900   Alexander & Baldwin, Inc.........        88,969
     2,300   CNF Transportation, Inc..........        79,350
                                                ------------
                                                     168,319
                                                ------------
Utilities -- Electric (12.6%):
     9,500   Allegheny Energy, Inc............       255,906
     5,100   Alliant Energy Corp..............       140,250
     1,300   Calpine Corp.*...................        83,200
     2,000   CMS Energy Corp..................        62,375
     4,800   Conectiv, Inc....................        80,700
    10,100   DPL, Inc.........................       174,856
     4,700   DQE, Inc.........................       162,737
     8,200   Energy East Corp.................       170,663
     4,100   Illinova Corp....................       142,475
     1,300   IPALCO Enterprises, Inc..........        22,181
     2,200   Kansas City Power & Light Co.....        48,537
     9,700   LG & E Energy Corp...............       169,144
     6,900   MidAmerican Energy Holdings Co...       232,444
     4,000   Minnesota Power, Inc.,...........        67,750
     9,600   Montana Power Co. (The)..........       346,200
     3,700   New England Electric System......       191,475
     2,100   NiSource, Inc....................        37,537
     9,900   Northeast Utilities..............       203,569
     2,600   NSTAR............................       105,300

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
Mid Cap Value Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                   DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
COMMON STOCKS, CONTINUED:
Utilities -- Electric, continued:
     5,300   OGE Energy Corp..................  $    100,700
     2,100   Pinnacle West Capital Corp.......        64,181
     5,400   Potomic Electric Power Co........       123,862
     3,600   Puget Sound Energy, Inc..........        69,750
     6,500   SCANA Corp.......................       174,688
     3,200   Sierra Pacific Resources.........        55,400
     4,900   TECO Energy, Inc. (b)............        90,956
     6,500   UtiliCorp United, Inc............       126,344
     4,500   Wisconsin Energy Corp............        86,625
                                                ------------
                                                   3,589,805
                                                ------------
Utilities -- Gas & Pipeline (3.0%):
     4,600   American Water Works, Inc........        97,750
     3,300   El Paso Energy Corp..............       128,081
     5,700   KeySpan Energy Corp..............       132,169
     6,800   Kinder Morgan, Inc...............       137,275
    12,400   Questar Corp.....................       186,000
     5,400   Williams Cos., Inc. (The)........       165,037
                                                ------------
                                                     846,312
                                                ------------
Utilities -- Telephone (1.9%):
     1,300   TeleCorp PCS, Inc.*..............        49,400
     3,900   Telephone & Data Systems, Inc....       491,400
                                                ------------
                                                     540,800
                                                ------------
  Total Common Stocks                             27,505,920
                                                ------------

  SHARES
    OR
PRINCIPAL                                          MARKET
  AMOUNT           SECURITY DESCRIPTION            VALUE
----------   ---------------------------------  ------------
REPURCHASE AGREEMENT (13.7%):
$3,913,000   State Street Bank 3.00%, 01/03/00
               (Collateralized by $3,995,000
               Federal National Mortgage
               Assoc., 6.35%, 6/22/01, market
               value $3,995,000)..............  $  3,913,000
                                                ------------
  Total Repurchase Agreement                       3,913,000
                                                ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (1.3%):
Investment Companies (1.2%):
   333,824   One Group Prime Money Market
               Fund, Class I(c)...............       333,824
                                                ------------
Repurchase Agreement (0.1%):
$   33,244   Lehman Brothers A2/P2 Tri-Party
               4.65%, 1/3/00 (Collateralized
               by $34,913 Silver Tower US
               Funding Commercial Paper,
               5/23/00, market value
               $34,913).......................        33,244
                                                ------------
  Total Short-Term Securities Held as
    Collateral                                       367,068
                                                ------------
Total (Cost $32,218,502)(a)                     $ 31,785,988
                                                ============

------------

Percentages indicated are based on net assets of $28,489,373.

 * Denotes a non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $154,194. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation......................  $ 1,573,951
                   Unrealized depreciation......................   (2,160,659)
                                                                  -----------
                   Net unrealized depreciation..................  $  (586,708)
                                                                  ===========

(b) A portion of this security was loaned as of December 31, 1999.

(c) Affiliated fund

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1999

                                                                            GOVERNMENT
                                                                 BOND          BOND         BALANCED
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                              -----------   -----------   ------------
ASSETS:
Investments, at value.......................................  $57,403,925   $59,488,406   $174,305,384
Repurchase agreements, at cost..............................   22,189,976    7,709,785      11,488,414
                                                              -----------   -----------   ------------
Total (cost $81,694,885, $69,422,977, $170,185,448
  respectively).............................................   79,593,901   67,198,191     185,793,798
Cash........................................................          824          943             787
Interest and dividends receivable...........................      507,468      466,343         723,830
Receivable from brokers for investments sold................       19,423           --         499,660
Prepaid expenses............................................        3,812        3,634           7,359
                                                              -----------   -----------   ------------
TOTAL ASSETS................................................   80,125,428   67,669,111     187,025,434
                                                              -----------   -----------   ------------
LIABILITIES:
Payable to brokers for investments purchased................           --           --          42,219
Payable for return of collateral received for securities on
  loan......................................................   12,237,976    3,467,785       2,853,313
Investment advisory fee payable.............................       24,377       24,214         106,984
Administration fee payable..................................        8,956        9,021          25,593
Other accrued expenses......................................       10,582        8,653          16,940
                                                              -----------   -----------   ------------
TOTAL LIABILITIES...........................................   12,281,891    3,509,673       3,045,049
                                                              -----------   -----------   ------------
NET ASSETS:
Capital.....................................................   69,980,971   67,010,756     167,625,379
Net unrealized appreciation (depreciation) from investments
  and futures...............................................   (2,100,984)  (2,224,786)     15,608,350
Accumulated undistributed (distributions in excess of)
  realized gain (loss) on investments and futures...........      (73,460)    (759,470)         85,717
Accumulated undistributed net investment income.............       37,010      132,938         660,939
                                                              -----------   -----------   ------------
NET ASSETS..................................................  $67,843,537   $64,159,438   $183,980,385
                                                              ===========   ===========   ============
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........    6,796,291    6,440,743      11,734,412
                                                              ===========   ===========   ============
Net Asset Value:
  Offering and redemption price per share...................  $      9.98   $     9.96    $      15.68
                                                              ===========   ===========   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
One Group Investment Trust
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1999

                                                               LARGE CAP       EQUITY      DIVERSIFIED
                                                                 GROWTH         INDEX        EQUITY
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                              ------------   -----------   -----------
ASSETS:
Investments, at value.......................................  $349,570,478   $35,880,406   $67,931,734
Repurchase agreements, at cost..............................    15,609,757    20,166,152     4,843,049
                                                              ------------   -----------   -----------
Total (cost $265,232,428, $50,313,220, $64,381,391
  respectively).............................................   365,180,235    56,046,558    72,774,783
Cash........................................................            79           334           465
Interest and dividends receivable...........................       212,330        31,559        54,926
Receivable from brokers for investments sold................       882,652            --            --
Net receivable for variation margin on futures contracts....         8,500        45,050            --
Withholding tax reclaim receivable..........................        14,249            --            --
Prepaid expenses............................................        16,783         1,135         3,761
                                                              ------------   -----------   -----------
TOTAL ASSETS................................................   366,314,828    56,124,636    72,833,935
                                                              ------------   -----------   -----------
LIABILITIES:
Payable to brokers for investments purchased................       806,758            --            --
Payable for return of collateral received for securities on
  loan......................................................     5,220,015       973,347     1,711,994
Investment advisory fee payable.............................       192,839        11,144        38,639
Administration fee payable..................................        49,635         6,128         9,585
Other accrued expenses......................................        27,488         6,370         8,090
                                                              ------------   -----------   -----------
TOTAL LIABILITIES...........................................     6,296,735       996,989     1,768,308
                                                              ------------   -----------   -----------
NET ASSETS:
Capital.....................................................   251,211,379    48,305,323    62,686,739
Net unrealized appreciation from investments and futures....    99,966,482     6,544,216     8,393,392
Accumulated undistributed (distributions in excess of)
  realized gain (loss) on investments and futures...........     8,855,619       277,188       (14,504)
Accumulated undistributed (distributions in excess of) net
  investment income (loss)..................................       (15,387)          920            --
                                                              ------------   -----------   -----------
NET ASSETS..................................................  $360,018,093   $55,127,647   $71,065,627
                                                              ============   ===========   ===========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........    13,552,544     4,260,483     4,044,781
                                                              ============   ===========   ===========
Net Asset Value:
    Offering and redemption price per share.................  $      26.56   $     12.94   $     17.57
                                                              ============   ===========   ===========

See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1999

                                                                MID CAP      DIVERSIFIED     MID CAP
                                                                 GROWTH        MID CAP        VALUE
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                              ------------   -----------   -----------
ASSETS:
Investments, at value.......................................  $154,941,314   $18,841,343   $27,839,744
Repurchase agreements, at cost..............................     6,400,232    2,883,708      3,946,244
                                                              ------------   -----------   -----------
Total (cost $128,976,272, $18,649,785, and $32,218,502
  respectively).............................................   161,341,546   21,725,051     31,785,988
Cash........................................................       121,277        6,093            258
Interest and dividends receivable...........................       102,957        7,191         23,895
Receivable from brokers for investments sold................       769,682      164,800        612,523
Net receivable for variation margin on futures contracts....            --       19,600             --
Prepaid expenses............................................         6,582        1,068          1,391
                                                              ------------   -----------   -----------
TOTAL ASSETS................................................   162,342,044   21,923,803     32,424,055
                                                              ------------   -----------   -----------
LIABILITIES:
Payable to brokers for investments purchased................       174,065       24,869      3,544,021
Payable for return of collateral received for securities on
  loan......................................................    21,611,080      250,739        367,068
Investment advisory fee payable.............................        73,099       12,687         15,762
Administration fee payable..................................        18,824        2,871          3,686
Other accrued expenses......................................        13,506        7,166          4,145
                                                              ------------   -----------   -----------
TOTAL LIABILITIES...........................................    21,890,574      298,332      3,934,682
                                                              ------------   -----------   -----------
NET ASSETS:
Capital.....................................................   105,169,067   18,237,226     29,174,803
Net unrealized appreciation (depreciation) from investments
  and futures...............................................    32,365,274    3,309,136       (432,514)
Accumulated undistributed (distributions in excess of)
  realized gain (loss) on investments and financial
  futures...................................................     2,917,129       63,758       (252,916)
Accumulated undistributed net investment income.............            --       15,351             --
                                                              ------------   -----------   -----------
NET ASSETS..................................................  $140,451,470   $21,625,471   $28,489,373
                                                              ============   ===========   ===========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES)...........     6,835,300    1,424,800      2,742,213
                                                              ============   ===========   ===========
Net Asset Value:
    Offering and redemption price per share.................  $      20.55   $    15.18    $     10.39
                                                              ============   ===========   ===========

See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                            GOVERNMENT
                                                                 BOND          BOND        BALANCED
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                              -----------   -----------   -----------
INVESTMENT INCOME:
Dividend income.............................................  $        --   $       --    $   877,935
Interest income.............................................    4,045,703    3,515,393      4,470,274
Income from securities lending..............................        9,120        4,658         15,011
Foreign tax withholding.....................................           --           --         (3,330)
                                                              -----------   -----------   -----------
Total income................................................    4,054,823    3,520,051      5,359,890
                                                              -----------   -----------   -----------
EXPENSES:
Investment advisory fees....................................      337,861      247,016      1,016,442
Administration fees.........................................      102,154       97,129        255,799
Professional fees...........................................       28,440       17,114         27,931
Custodian fees..............................................       18,257       14,782         30,444
Trustee fees................................................        2,340        2,291          5,764
Other.......................................................       28,802       22,031         45,609
                                                              -----------   -----------   -----------
Total Expenses before waivers...............................      517,854      400,363      1,381,989
Less waivers................................................      (58,485)          --             --
                                                              -----------   -----------   -----------
Net Expenses................................................      459,369      400,363      1,381,989
                                                              -----------   -----------   -----------
Net Investment Income.......................................    3,595,454    3,119,688      3,977,901
                                                              -----------   -----------   -----------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND
  FUTURES:
Net realized gains (losses) from investments and futures
  transactions..............................................      (61,137)    (757,688)     3,447,334
Net change in unrealized appreciation (depreciation) from
  investments and futures...................................   (4,405,320)  (3,048,162)     4,269,376
                                                              -----------   -----------   -----------
Net realized/unrealized gains (losses) from investments and
  futures...................................................   (4,466,457)  (3,805,850)     7,716,710
                                                              -----------   -----------   -----------
Change in net assets resulting from operations..............  $  (871,003)  $ (686,162)   $11,694,611
                                                              ===========   ===========   ===========

See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 1999

                                                               LARGE CAP      EQUITY     DIVERSIFIED
                                                                GROWTH        INDEX        EQUITY
                                                               PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                              -----------   ----------   -----------
INVESTMENT INCOME:
Dividend income.............................................  $ 2,038,128   $  316,449   $  785,408
Interest income.............................................      665,219      403,261      135,944
Income from securities lending..............................        6,969          637          697
Foreign tax withholding.....................................      (24,737)          --           --
                                                              -----------   ----------   ----------
Total income................................................    2,685,579      720,347      922,049
                                                              -----------   ----------   ----------
EXPENSES:
Investment advisory fees....................................    1,821,847       97,228      437,034
Administration fees.........................................      493,954       45,373      102,928
Professional fees...........................................       30,641       11,272       23,339
Custodian fees..............................................       15,514       13,841        6,574
Trustee fees................................................       11,540          814        2,312
Other.......................................................       77,708       19,960       28,143
                                                              -----------   ----------   ----------
Total expenses before waivers...............................    2,451,204      188,488      600,330
Less waivers................................................           --      (10,237)     (13,549)
                                                              -----------   ----------   ----------
Net expenses................................................    2,451,204      178,251      586,781
                                                              -----------   ----------   ----------
Net Investment Income.......................................      234,375      542,096      335,268
                                                              -----------   ----------   ----------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND
  FUTURES:
Net realized gains from investments and futures
  transactions..............................................   41,677,006      991,989    6,051,859
Net change in unrealized appreciation (depreciation) from
  investments and futures...................................   33,738,147    5,187,065     (582,936)
                                                              -----------   ----------   ----------
Net realized/unrealized gains from investments and
  futures...................................................   75,415,153    6,179,054    5,468,923
                                                              -----------   ----------   ----------
Change in net assets resulting from operations..............  $75,649,528   $6,721,150   $5,804,191
                                                              ===========   ==========   ==========

See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                MID CAP      DIVERSIFIED     MID CAP
                                                                 GROWTH        MID CAP        VALUE
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                              ------------   -----------   -----------
INVESTMENT INCOME:
Dividend income.............................................  $    506,725   $  128,126    $   356,986
Interest income.............................................       210,348       83,510        113,661
Income from securities lending..............................        27,570          247            169
                                                              ------------   -----------   -----------
Total income................................................       744,643      211,883        470,816
                                                              ------------   -----------   -----------
EXPENSES:
Investment advisory fees....................................       677,449      126,923        162,186
Administration fees.........................................       184,404       29,922         38,209
Professional fees...........................................        24,105       10,447         13,678
Custodian fees..............................................        29,923        7,955         15,193
Trustee fees................................................         4,409          677            853
Other.......................................................        38,138        8,001          4,667
                                                              ------------   -----------   -----------
Total expenses before waivers...............................       958,428      183,925        234,786
Less waivers................................................            --      (19,137)       (16,838)
                                                              ------------   -----------   -----------
Net expenses................................................       958,428      164,788        217,948
                                                              ------------   -----------   -----------
Net Investment Income (Loss)................................      (213,785)      47,095        252,868
                                                              ------------   -----------   -----------
REALIZED / UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND
  FUTURES:
Net realized gains (losses) from investments and futures
  transactions..............................................    19,518,884    1,474,786       (165,319)
Net change in unrealized appreciation (depreciation) from
  investments and futures...................................     8,802,339      599,311        (31,208)
                                                              ------------   -----------   -----------
Net realized/unrealized gains (losses) from investments and
  futures...................................................    28,321,223    2,074,097       (196,527)
                                                              ------------   -----------   -----------
Change in net assets resulting from operations..............  $ 28,107,438   $2,121,192    $    56,341
                                                              ============   ===========   ===========

See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                     BOND                     GOVERNMENT BOND                  BALANCED
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1999           1998           1999           1998           1999           1998
                                          ------------   ------------   ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income................  $ 3,595,454    $ 2,562,374    $ 3,119,688    $ 1,707,998    $ 3,977,901    $  1,873,374
   Net realized gains (losses) from
     investments and futures
     transactions.......................      (61,137)        44,671       (757,688)       140,967      3,447,334       1,660,601
   Net change in unrealized appreciation
     (depreciation) from investments and
     futures............................   (4,405,320)     1,451,053     (3,048,162)       255,875      4,269,376       8,916,609
                                          ------------   ------------   -----------    -----------    ------------   ------------
Change in net assets resulting from
 operations.............................     (871,003)     4,058,098       (686,162)     2,104,840     11,694,611      12,450,584
                                          ------------   ------------   -----------    -----------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income...........   (3,558,444)    (2,606,134)    (2,988,332)    (1,707,998)    (3,739,511)     (1,873,374)
   In excess of net investment income...           --             --             --        (33,739)            --         (26,808)
   From net realized gains from
     investment transactions............           --        (44,752)        (2,360)      (105,068)    (3,333,993)     (1,265,780)
   In excess of realized gains on
     investment transactions............           --        (12,242)            --             --             --              --
                                          ------------   ------------   -----------    -----------    ------------   ------------
Changes in net assets from shareholder
 distributions..........................   (3,558,444)    (2,663,128)    (2,990,692)    (1,846,805)    (7,073,504)     (3,165,962)
                                          ------------   ------------   -----------    -----------    ------------   ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued..........   17,154,252     28,019,206     31,336,825     19,963,136     72,231,755      49,983,354
   Dividends reinvested.................    3,558,445      2,663,128      2,990,691      1,846,805      7,073,504       3,165,962
   Cost of shares redeemed..............   (9,331,269)    (5,415,618)    (8,678,394)    (2,245,378)    (2,790,915)     (1,034,680)
                                          ------------   ------------   -----------    -----------    ------------   ------------
Change in net assets from share
 transactions...........................   11,381,428     25,266,716     25,649,122     19,564,563     76,514,344      52,114,636
                                          ------------   ------------   -----------    -----------    ------------   ------------
Change in net assets....................    6,951,981     26,661,686     21,972,268     19,822,598     81,135,451      61,399,258
NET ASSETS:
   Beginning of period..................   60,891,556     34,229,870     42,187,170     22,364,572    102,844,934      41,445,676
                                          ------------   ------------   -----------    -----------    ------------   ------------
   End of period........................  $67,843,537    $60,891,556    $64,159,438    $42,187,170    $183,980,385   $102,844,934
                                          ============   ============   ===========    ===========    ============   ============
SHARE TRANSACTIONS:
   Issued...............................    1,674,349      2,630,322      3,033,590      1,866,627      4,665,460       3,510,954
   Reinvested...........................      347,859        269,941        294,923        173,661        457,032         215,204
   Redeemed.............................     (902,841)      (502,456)      (851,693)      (210,017)      (180,119)        (75,663)
                                          ------------   ------------   -----------    -----------    ------------   ------------
Change in shares........................    1,119,367      2,397,807      2,476,820      1,830,271      4,942,373       3,650,495
                                          ============   ============   ===========    ===========    ============   ============

See accompanying notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

                                               LARGE CAP GROWTH                EQUITY INDEX               DIVERSIFIED EQUITY
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1999           1998           1999         1998 (a)         1999           1998
                                          ------------   ------------   ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income................  $   234,375    $   466,393    $   542,096    $    74,668    $   335,268    $   339,073
   Net realized gains (losses) from
     investments and futures
     transactions.......................   41,677,006     13,358,107        991,989        (52,963)     6,051,859      1,444,929
   Net change in unrealized appreciation
     (depreciation) from investments and
     futures............................   33,738,147     37,839,553      5,187,065      1,357,151       (582,936)     4,450,770
                                          ------------   ------------   -----------    -----------    -----------    -----------
Change in net assets resulting from
 operations.............................   75,649,528     51,664,053      6,721,150      1,378,856      5,804,191      6,234,772
                                          ------------   ------------   -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income...........     (234,375)      (465,426)      (541,176)       (74,668)      (336,079)      (355,811)
   In excess of net investment income...     (201,156)            --             --             --             --             --
   From net realized gains from
     investment transactions............  (32,563,968)   (13,342,889)      (661,838)            --     (6,358,677)    (1,328,447)
   In excess of realized gains on
     investment transactions............           --        (57,277)            --             --        (15,221)            --
   Tax return of capital distribution...           --             --             --           (601)            --             --
                                          ------------   ------------   -----------    -----------    -----------    -----------
Changes in net assets from shareholder
 distributions..........................  (32,999,499)   (13,865,592)    (1,203,014)       (75,269)    (6,709,977)    (1,684,258)
                                          ------------   ------------   -----------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued..........   72,395,398     51,828,422     37,857,978     13,636,522     11,760,756     16,305,399
   Proceeds from shares issued in
     Pegasus substitution...............   26,126,243             --             --             --             --             --
   Dividends reinvested.................   32,999,499     13,865,593      1,203,015         75,269      6,709,976      1,684,258
   Cost of shares redeemed..............  (16,187,784)    (1,085,409)    (3,932,201)      (534,659)    (6,059,678)    (1,685,009)
                                          ------------   ------------   -----------    -----------    -----------    -----------
Change in net assets from share
 transactions...........................  115,333,356     64,608,606     35,128,792     13,177,132     12,411,054     16,304,648
                                          ------------   ------------   -----------    -----------    -----------    -----------
Change in net assets....................  157,983,385    102,407,067     40,646,928     14,480,719     11,505,268     20,855,162
NET ASSETS:
   Beginning of period..................  202,034,708     99,627,641     14,480,719             --     59,560,359     38,705,197
                                          ------------   ------------   -----------    -----------    -----------    -----------
   End of period........................  $360,018,093   $202,034,708   $55,127,647    $14,480,719    $71,065,627    $59,560,359
                                          ============   ============   ===========    ===========    ===========    ===========
SHARE TRANSACTIONS:
   Issued...............................    2,936,777      2,584,144      3,169,873      1,370,180        649,087        955,005
   Issued in Pegasus substitution.......    1,061,051             --             --             --             --             --
   Reinvested...........................    1,243,430        613,470         95,807          7,334        383,296        102,324
   Redeemed.............................     (617,459)       (58,686)      (324,864)       (57,847)      (333,010)       (97,531)
                                          ------------   ------------   -----------    -----------    -----------    -----------
Change in shares........................    4,623,799      3,138,928      2,940,816      1,319,667        699,373        959,798
                                          ============   ============   ===========    ===========    ===========    ===========

------------

(a) For the period May 1, 1998, date of commencement of operations, through December 31, 1998.

See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                MID CAP GROWTH              DIVERSIFIED MID CAP              MID CAP VALUE
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER, 31   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1999           1998           1999           1998           1999           1998
                                          ------------   ------------   ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income................  $  (213,785)   $  (167,466)   $    47,095    $   (14,350)   $   252,868    $   342,114
   Net realized gains (losses) from
     investments and futures
     transactions.......................   19,518,884      4,626,878      1,474,786        311,810       (165,319)       283,047
   Net change in unrealized appreciation
     (depreciation) from investments and
     futures............................    8,802,339     19,581,381        599,311        551,852        (31,208)    (1,346,908)
                                          ------------   -----------    -----------    -----------    -----------    -----------
Change in net assets resulting from
 operations.............................   28,107,438     24,040,793      2,121,192        849,312         56,341       (721,747)
                                          ------------   -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income...........           --             --        (31,744)            --       (252,868)      (345,025)
   In excess of net investment income...           --             --             --             --             --         (1,651)
   From net realized gains from
     investment transactions............  (16,091,134)    (4,300,170)    (1,442,907)      (355,970)            --       (358,921)
   In excess of realized gains on
     investment transactions............           --       (132,232)            --             --             --        (87,555)
   Tax return of capital distribution...           --     (1,002,643)            --             --         (1,345)            --
                                          ------------   -----------    -----------    -----------    -----------    -----------
Changes in net assets from shareholder
 distributions..........................  (16,091,134)    (5,435,045)    (1,474,651)      (355,970)      (254,213)      (793,152)
                                          ------------   -----------    -----------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued..........   21,229,122     19,618,361      5,050,852      6,254,470      9,650,797      9,477,532
   Dividends reinvested.................   16,091,134      5,435,045      1,474,651        355,970        254,213        793,152
   Cost of shares redeemed..............   (1,558,798)    (1,692,146)    (3,706,440)      (612,145)    (3,719,121)      (179,987)
                                          ------------   -----------    -----------    -----------    -----------    -----------
Change in net assets from share
 transactions...........................   35,761,458     23,361,260      2,819,063      5,998,295      6,185,889     10,090,697
                                          ------------   -----------    -----------    -----------    -----------    -----------
Change in net assets....................   47,777,762     41,967,008      3,465,604      6,491,637      5,988,017      8,575,798
NET ASSETS:
   Beginning of period..................   92,673,708     50,706,700     18,159,867     11,668,230     22,501,356     13,925,558
                                          ------------   -----------    -----------    -----------    -----------    -----------
   End of period........................  $140,451,470   $92,673,708    $21,625,471    $18,159,867    $28,489,373    $22,501,356
                                          ============   ===========    ===========    ===========    ===========    ===========
SHARE TRANSACTIONS:
   Issued...............................    1,126,327      1,240,487        341,183        435,554        972,013        834,191
   Reinvested...........................      786,084        305,683         98,219         25,066         25,259         77,627
   Redeemed.............................      (79,766)      (113,075)      (245,037)       (41,697)      (358,109)       (16,644)
                                          ------------   -----------    -----------    -----------    -----------    -----------
Change in shares........................    1,832,645      1,433,095        194,365        418,923        639,163        895,174
                                          ============   ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          BOND PORTFOLIO
                                                                ----------------------------------
                                                                    YEAR ENDED
                                                                   DECEMBER 31,          MAY 1-
                                                                ------------------    DECEMBER 31,
                                                                 1999       1998        1997(a)
                                                                -------    -------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................    $ 10.73    $ 10.44      $ 10.00
                                                                -------    -------      -------
Investment Operations:
  Net investment income.....................................       0.60       0.57         0.37
  Net realized and unrealized appreciation (depreciation)...      (0.76)      0.31         0.45
                                                                -------    -------      -------
Total from investment operations............................      (0.16)      0.88         0.82
                                                                -------    -------      -------
Distributions:
  From net investment income................................      (0.59)     (0.58)       (0.37)
  From net realized gains from investments..................         --      (0.01)       (0.01)
                                                                -------    -------      -------
Total distributions.........................................      (0.59)     (0.59)       (0.38)
                                                                -------    -------      -------
Net increase (decrease) in net asset value..................      (0.75)      0.29         0.44
                                                                -------    -------      -------
NET ASSET VALUE,
  END OF PERIOD.............................................    $  9.98    $ 10.73      $ 10.44
                                                                =======    =======      =======
Total return................................................      (1.50%)     8.66%       12.29%(b)
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (000)...........................    $67,844    $60,892      $34,230
  Ratio of expenses to average net assets...................       0.75%      0.75%        0.75%(b)
  Ratio of expenses to average net assets excluding
     waivers/reimbursements(c)..............................       0.85%      0.81%        0.77%(b)
  Ratio of net investment income to average net assets......       5.86%      5.36%        5.97%(b)
  Portfolio turnover........................................       7.50%     14.50%       14.80%(b)

------------

(a) Commenced operations on May 1, 1997.
(b) Annualized.
(c) Ratios calculated as if no expenses were waived.
See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        GOVERNMENT BOND PORTFOLIO
                                                            --------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------
                                                             1999       1998       1997       1996       1995
                                                            -------    -------    -------    -------    ------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................................  $ 10.64    $ 10.48    $ 10.15    $ 10.48    $ 9.69
                                                            -------    -------    -------    -------    ------
Investment Operations:
  Net investment income...................................     0.56       0.56       0.60       0.59      0.64
  Net realized and unrealized appreciation
    (depreciation)........................................    (0.70)      0.20       0.35      (0.33)     0.94
                                                            -------    -------    -------    -------    ------
Total from investment operations..........................    (0.14)      0.76       0.95       0.26      1.58
                                                            -------    -------    -------    -------    ------
Distributions:
  From net investment income..............................    (0.54)     (0.56)     (0.60)     (0.59)    (0.64)
  In excess of net investment income......................       --      (0.01)        --         --        --
  From net realized gains from investments................       --      (0.03)     (0.02)        --     (0.15)
                                                            -------    -------    -------    -------    ------
Total distributions.......................................    (0.54)     (0.60)     (0.62)     (0.59)    (0.79)
                                                            -------    -------    -------    -------    ------
Net increase (decrease) in net asset value................    (0.68)      0.16       0.33      (0.33)     0.79
                                                            -------    -------    -------    -------    ------
NET ASSET VALUE,
  END OF PERIOD...........................................  $  9.96    $ 10.64    $ 10.48    $ 10.15    $10.48
                                                            =======    =======    =======    =======    ======
Total return..............................................    (1.31%)     7.32%      9.67%      2.69%    16.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000).........................  $64,159    $42,187    $22,365    $14,622    $9,016
  Ratio of expenses to average net assets.................     0.73%      0.75%      0.75%      0.75%     0.75%
  Ratio of expenses to average net assets excluding
    waivers/reimbursements(a).............................     0.73%      0.78%      0.88%      1.01%     1.47%
  Ratio of net investment income to average net assets....     5.68%      5.56%      6.06%      6.11%     6.54%
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements(a)...................     5.68%      5.53%      5.93%      5.85%     5.80%
  Portfolio turnover......................................    55.15%     40.40%     21.30%     21.30%    34.10%

------------

(a) Ratios calculated as if no expenses were waived.
See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           BALANCED PORTFOLIO
                                                          ----------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------
                                                            1999        1998       1997       1996       1995
                                                          --------    --------    -------    -------    ------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................  $  15.14    $  13.19    $ 11.93    $ 11.24    $ 9.81
                                                          --------    --------    -------    -------    ------
Investment Operations:
  Net investment income.................................      0.39        0.39       0.39       0.34      0.36
  Net realized and unrealized appreciation..............      0.83        2.14       2.31       0.98      1.64
                                                          --------    --------    -------    -------    ------
Total from investment operations........................      1.22        2.53       2.70       1.32      2.00
                                                          --------    --------    -------    -------    ------
Distributions:
  From net investment income............................     (0.38)      (0.39)     (0.39)     (0.34)    (0.36)
  From net realized gains from investments..............     (0.30)      (0.19)     (1.05)     (0.23)    (0.21)
  In excess of realized gains from investments..........        --          --         --      (0.04)       --
  Tax return of capital.................................        --          --         --      (0.02)       --
                                                          --------    --------    -------    -------    ------
Total distributions.....................................     (0.68)      (0.58)     (1.44)     (0.63)    (0.57)
                                                          --------    --------    -------    -------    ------
Net increase in net asset value.........................      0.54        1.95       1.26       0.69      1.43
                                                          --------    --------    -------    -------    ------
NET ASSET VALUE,
  END OF PERIOD.........................................  $  15.68    $  15.14    $ 13.19    $ 11.93    $11.24
                                                          ========    ========    =======    =======    ======
Total return............................................      8.20%      19.09%     22.90%     11.92%    20.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000).......................  $183,980    $102,845    $41,446    $14,883    $5,455
  Ratio of expenses to average net assets...............      0.95%       1.00%      1.00%      1.00%     1.00%
  Ratio of expenses to average net assets excluding
    waivers/reimbursements(a)...........................      0.95%       1.00%      1.15%      1.44%     1.96%
  Ratio of net investment income to average net
    assets..............................................      2.74%       2.66%      3.24%      3.27%     3.66%
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements(a).................      2.74%       2.66%      3.07%      2.83%     2.70%
  Portfolio turnover....................................     60.13%      32.10%     60.90%     64.80%    66.30%

------------

(a) Ratios calculated as if no expenses were waived.
See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       LARGE CAP GROWTH PORTFOLIO
                                                          -----------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------
                                                            1999        1998       1997       1996       1995
                                                          --------    --------    -------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................  $  22.63    $  17.21    $ 13.67    $ 12.12    $  9.99
                                                          --------    --------    -------    -------    -------
Investment Operations:
  Net investment income.................................      0.02        0.06       0.10       0.16       0.20
  Net realized and unrealized appreciation..............      6.60        7.03       4.25       1.86       2.20
                                                          --------    --------    -------    -------    -------
Total from investment operations........................      6.62        7.09       4.35       2.02       2.40
                                                          --------    --------    -------    -------    -------
Distributions:
  From net investment income............................     (0.02)      (0.06)     (0.10)     (0.16)     (0.20)
  In excess of net investment income....................     (0.02)         --         --         --         --
  From net realized gains from investments..............     (2.65)      (1.61)     (0.71)     (0.30)     (0.07)
  In excess of realized gains from investments..........        --          --         --      (0.01)        --
                                                          --------    --------    -------    -------    -------
Total distributions.....................................     (2.69)      (1.67)     (0.81)     (0.47)     (0.27)
                                                          --------    --------    -------    -------    -------
Net increase in net asset value.........................      3.93        5.42       3.54       1.55       2.13
                                                          --------    --------    -------    -------    -------
NET ASSET VALUE,
  END OF PERIOD.........................................  $  26.56    $  22.63    $ 17.21    $ 13.67    $ 12.12
                                                          ========    ========    =======    =======    =======
Total return............................................     29.26%      41.27%     31.93%     16.67%     24.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000).......................  $360,018    $202,035    $99,628    $42,893    $16,119
  Ratio of expenses to average net assets...............      0.88%       0.93%      1.00%      0.98%      0.90%
  Ratio of expenses to average net assets excluding
    waivers/reimbursements(a)...........................      0.88%       0.93%      1.00%      1.16%      1.64%
  Ratio of net investment income to average net
    assets..............................................      0.08%       0.32%      0.69%      1.29%      2.02%
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements(a).................      0.08%       0.32%      0.69%      1.11%      1.28%
  Portfolio turnover....................................     94.18%      61.00%     34.40%     38.70%     37.40%

------------

(a) Ratios calculated as if no expenses were waived.
See accompanying notes to financial statements.

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One Group Investment Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 EQUITY INDEX PORTFOLIO
                                                              ----------------------------
                                                               YEAR ENDED        MAY 1-
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1999          1998(a)
                                                              ------------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................    $ 10.97         $ 10.00
                                                                -------         -------
Investment Operations:
  Net investment income.....................................       0.17            0.08
  Net realized and unrealized appreciation..................       2.13            0.97
                                                                -------         -------
Total from investment operations............................       2.30            1.05
                                                                -------         -------
Distributions:
  From net investment income................................      (0.17)          (0.08)
  From net realized gains from investments..................      (0.16)             --
                                                                -------         -------
Total distributions.........................................      (0.33)          (0.08)
                                                                -------         -------
Net increase in net asset value.............................       1.97            0.97
                                                                -------         -------
NET ASSET VALUE,
  END OF PERIOD.............................................    $ 12.94         $ 10.97
                                                                =======         =======
Total return................................................      21.11%          10.52%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...........................    $55,128         $14,481
  Ratio of expenses to average net assets...................       0.55%           0.55%(b)
  Ratio of expenses to average net assets excluding
     waivers/reimbursements(c)..............................       0.58%           1.13%(b)
  Ratio of net investment income to average net assets......       1.67%           1.45%(b)
  Ratio of net investment income to average net assets
     excluding waivers/reimbursements(c)....................       1.64%           0.87%(b)
  Portfolio turnover........................................       1.50%           2.30%

------------

(a) Commenced operations on May 1, 1998.
(b) Annualized.
(c) Ratios calculated as if no expenses were waived.
See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           DIVERSIFIED EQUITY PORTFOLIO
                                              -------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,             MARCH 30-
                                              ---------------------------------------    DECEMBER 31,
                                               1999       1998       1997       1996       1995(a)
                                              -------    -------    -------    ------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................  $ 17.80    $ 16.22    $ 13.19    $11.63       $10.00
                                              -------    -------    -------    ------       ------
Investment Operations:
  Net investment income.....................     0.10       0.11       0.13      0.15         0.13
  Net realized and unrealized
     appreciation...........................     1.51       2.00       3.38      2.02         1.63
                                              -------    -------    -------    ------       ------
Total from investment operations............     1.61       2.11       3.51      2.17         1.76
                                              -------    -------    -------    ------       ------
Distributions:
  From net investment income................    (0.10)     (0.12)     (0.13)    (0.14)       (0.13)
  From net realized gains from
     investments............................    (1.73)     (0.41)     (0.35)    (0.47)          --
  In excess of realized gains from
     investments............................    (0.01)        --         --        --           --
                                              -------    -------    -------    ------       ------
Total distributions.........................    (1.84)     (0.53)     (0.48)    (0.61)       (0.13)
                                              -------    -------    -------    ------       ------
Net increase (decrease) in net asset
  value.....................................    (0.23)      1.58       3.03      1.56         1.63
                                              -------    -------    -------    ------       ------
NET ASSET VALUE,
  END OF PERIOD.............................  $ 17.57    $ 17.80    $ 16.22    $13.19       $11.63
                                              =======    =======    =======    ======       ======
Total return................................     9.13%     13.10%     26.80%    18.75%       22.75%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...........  $71,066    $59,560    $38,705    $8,603       $3,754
  Ratio of expenses to average net assets...     0.95%      0.95%      0.93%     0.85%        0.85%(b)
  Ratio of expenses to average net assets
     excluding waivers/reimbursements(c)....     0.97%      1.02%      1.10%     2.27%        4.93%(b)
  Ratio of net investment income to average
     net assets.............................     0.54%      0.69%      0.93%     1.35%        1.78%(b)
  Portfolio turnover........................    91.90%     43.20%     31.10%    46.80%       17.50%(b)

------------

(a) Commenced operations on March 30, 1995.
(b) Annualized.
(c) Ratios calculated as if no expenses were waived.
See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        MID CAP GROWTH PORTFOLIO
                                                           ---------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------
                                                             1999       1998       1997       1996       1995
                                                           --------    -------    -------    -------    ------
NET ASSET VALUE,
  BEGINNING OF PERIOD....................................  $  18.52    $ 14.21    $ 12.11    $ 11.52    $ 9.70
                                                           --------    -------    -------    -------    ------
Investment Operations:
  Net investment income (loss)...........................     (0.03)     (0.03)     (0.03)      0.18      0.04
  Net realized and unrealized appreciation...............      4.73       5.95       3.63       1.62      2.29
                                                           --------    -------    -------    -------    ------
Total from investment operations.........................      4.70       5.92       3.60       1.80      2.33
                                                           --------    -------    -------    -------    ------
Distributions:
  From net investment income.............................        --         --         --      (0.19)    (0.04)
  From net realized gains from investments...............     (2.67)     (1.38)     (1.48)     (0.78)    (0.47)
  In excess of realized gains from investments...........        --      (0.03)        --      (0.24)       --
  Tax return of capital..................................        --      (0.20)     (0.02)        --        --
                                                           --------    -------    -------    -------    ------
Total distributions......................................     (2.67)     (1.61)     (1.50)     (1.21)    (0.51)
                                                           --------    -------    -------    -------    ------
Net increase in net asset value..........................      2.03       4.31       2.10       0.59      1.82
                                                           --------    -------    -------    -------    ------
NET ASSET VALUE,
  END OF PERIOD..........................................  $  20.55    $ 18.52    $ 14.21    $ 12.11    $11.52
                                                           ========    =======    =======    =======    ======
Total return.............................................     25.42%     38.82%     29.81%     15.67%    24.06%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)........................  $140,451    $92,674    $50,707    $22,339    $6,685
  Ratio of expenses to average net assets................      0.92%      0.97%      1.10%      1.06%     0.90%
  Ratio of expenses to average net assets excluding
    waivers/reimbursements(a)............................      0.92%      0.97%      1.11%      1.40%     2.78%
  Ratio of net investment income to average net assets...     (0.21%)    (0.25%)    (0.25%)     1.85%     0.46%
  Ratio of net investment income to average net assets
    excluding waivers/reimbursements(a)..................     (0.21%)    (0.25%)    (0.26%)     1.51%    (1.42%)
  Portfolio turnover.....................................    167.61%     87.70%    175.60%    326.90%   193.30%

------------

(a) Ratios calculated as if no expenses were waived.
See accompanying notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           DIVERSIFIED MID CAP PORTFOLIO
                                              -------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,             MARCH 30-
                                              ---------------------------------------    DECEMBER 31,
                                               1999       1998       1997       1996       1995(a)
                                              -------    -------    -------    ------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................  $ 14.76    $ 14.38    $ 13.46    $11.02       $10.00
                                              -------    -------    -------    ------       ------
Investment Operations:
  Net investment income.....................     0.03      (0.01)      0.01      0.03         0.05
  Net realized and unrealized
     appreciation...........................     1.50       0.70       3.55      2.67         1.02
                                              -------    -------    -------    ------       ------
Total from investment operations............     1.53       0.69       3.56      2.70         1.07
                                              -------    -------    -------    ------       ------
Distributions:
  From net investment income................    (0.02)        --      (0.01)    (0.03)       (0.05)
  From net realized gains from
     investments............................    (1.09)     (0.31)     (2.63)    (0.23)          --
                                              -------    -------    -------    ------       ------
Total distributions.........................    (1.11)     (0.31)     (2.64)    (0.26)       (0.05)
                                              -------    -------    -------    ------       ------
Net increase in net asset value.............     0.42       0.38       0.92      2.44         1.02
                                              -------    -------    -------    ------       ------
NET ASSET VALUE,
  END OF PERIOD.............................  $ 15.18    $ 14.76    $ 14.38    $13.46       $11.02
                                              =======    =======    =======    ======       ======
Total return................................    10.50%      4.91%     26.65%    24.53%       14.20%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...........  $21,625    $18,160    $11,668    $9,216       $4,972
  Ratio of expenses to average net assets...     0.92%      0.95%      0.91%     0.85%        0.85%(b)
  Ratio of expenses to average net assets
     excluding waivers/reimbursements(c)....     1.03%      1.52%      1.49%     2.11%        4.64%(b)
  Ratio of net investment income to average
     net assets.............................     0.26%     (0.10%)     0.04%     0.28%        0.67%(b)
  Portfolio turnover........................    58.77%     26.20%     80.70%    37.40%       32.10%(b)

------------

(a) Commenced operations on March 30, 1995.
(b) Annualized.
(c) Ratios calculated as if no expenses were waived.
See accompanying notes to financial statements.

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One Group Investment Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   MID CAP VALUE PORTFOLIO
                                                              ----------------------------------
                                                                  YEAR ENDED
                                                                 DECEMBER 31,          MAY 1-
                                                              ------------------    DECEMBER 31,
                                                               1999       1998        1997(a)
                                                              -------    -------    ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................  $ 10.70    $ 11.53      $ 10.00
                                                              -------    -------      -------
Investment Operations:
  Net investment income.....................................     0.11       0.21         0.12
  Net realized and unrealized appreciation (depreciation)...    (0.31)     (0.58)        1.57
                                                              -------    -------      -------
Total from investment operations............................    (0.20)     (0.37)        1.69
                                                              -------    -------      -------
Distributions:
  From net investment income................................    (0.11)     (0.21)       (0.12)
  From net realized gains from investments..................       --      (0.20)       (0.04)
  In excess of realized gains from investments..............       --      (0.05)          --
                                                              -------    -------      -------
Total distributions.........................................    (0.11)     (0.46)       (0.16)
                                                              -------    -------      -------
Net increase (decrease) in net asset value..................    (0.31)     (0.83)        1.53
                                                              -------    -------      -------
NET ASSET VALUE,
  END OF PERIOD.............................................  $ 10.39    $ 10.70      $ 11.53
                                                              =======    =======      =======
Total return................................................    (1.84%)    (3.31%)      25.26%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)...........................  $28,489    $22,501      $13,926
  Ratio of expenses to average net assets...................     0.95%      0.95%        0.95%(b)
  Ratio of expenses to average net assets excluding
     waivers/reimbursements(c)..............................     1.02%      1.27%        1.22%(b)
  Ratio of net investment income to average net assets......     1.10%      1.90%        1.83%(b)
  Portfolio turnover........................................   198.01%     39.30%       19.60%(b)

------------

(a) Commenced operations on May 1, 1997.
(b) Annualized.
(c) Ratios calculated as if no expenses were waived.
See accompanying notes to financial statements.

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One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1999

1. ORGANIZATION:

   One Group Investment Trust (the Trust) was organized as a Massachusetts Business Trust on June 7, 1993. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Prior to March 31, 1999, the Trust comprised five operating series: the Government Bond Fund, the Asset Allocation Fund, the Growth Opportunities Fund, the Large Company Growth Fund and the Equity Index Fund.

   In 1998, the Trust's Declaration of Trust was amended to create four new series. In February, 1999, the Declaration of Trust was further amended to name the four new series as follows:

       One Group Investment Trust Bond Portfolio

       One Group Investment Trust Diversified Equity Portfolio

       One Group Investment Trust Diversified Mid Cap Portfolio

       One Group Investment Trust Mid Cap Value Portfolio

   Additionally, in February, 1999, the Trust's Declaration of Trust was amended to change the name of the Trust from "The One Group Investment Trust" to "One Group Investment Trust" and the names of the existing series were also changed as follows:

         PRIOR NAME                      NEW NAME
         -------------------------       ------------------------------------------------------------
         Government Bond Fund            One Group Investment Trust Government Bond Portfolio
         Asset Allocation Fund           One Group Investment Trust Balanced Portfolio
         Growth Opportunities Fund       One Group Investment Trust Mid Cap Growth Portfolio
         Large Company Growth Fund       One Group Investment Trust Large Cap Growth Portfolio
         Equity Index Fund               One Group Investment Trust Equity Index Portfolio

   SUBSTITUTION OF ONE GROUP INVESTMENT TRUST PORTFOLIOS FOR PEGASUS VARIABLE FUNDS

   On October 2, 1998, First Chicago NBD Corporation and BANC ONE CORPORATION merged with and into BANK ONE CORPORATION. At that time, the Pegasus Variable Funds were advised by First Chicago NBD Investment Management Company (FCNIMCO) and had been sold exclusively to separate accounts of Hartford Life and Annuity Insurance Company (Hartford) to fund variable annuity and variable life contracts. Hartford was granted an exemptive order from the Securities and Exchange Commission providing relief from certain rules in order to substitute shares of five of the One Group Investment Trust Portfolios for shares of the Pegasus Variable Funds. This substitution occurred March 31, 1999.

   On March 31, 1999, the shares of the following portfolios of the Trust were effectively substituted by Hartford for shares of the following Pegasus Variable Funds in separate accounts maintained by Hartford:

         ONE GROUP INVESTMENT TRUST PORTFOLIO        PEGASUS VARIABLE FUND
         ------------------------------------        ---------------------
         Bond Portfolio                              Bond Fund
         Large Cap Growth Portfolio                  Growth Fund
         Diversified Mid Cap Portfolio               Mid-Cap Opportunity Fund
         Mid Cap Value Portfolio                     Intrinsic Value Fund
         Diversified Equity Portfolio                Growth and Value Fund

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1999

   The financial information shown for the Bond Portfolio, the Diversified Mid Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Equity Portfolio for all periods through December 31, 1998 represents the activity of the Pegasus Variable Funds prior to the substitution. The financial information for such Portfolios for the year ended December 31, 1999 represents the combined activity of the corresponding Pegasus Variable Funds for the period January 1, 1999 through March 31, 1999, and of the Portfolios for the period April 1, 1999 through December 31, 1999.

   Thus, with the exception of the Large Cap Growth Portfolio, the Pegasus Variable Funds are the survivors for accounting purposes.

                                                    BEFORE SUBSTITUTION                   AFTER SUBSTITUTION
                                         -----------------------------------------    --------------------------
                                                                ONE GROUP                     ONE GROUP
                                           PEGASUS           INVESTMENT TRUST              INVESTMENT TRUST
                                         GROWTH FUND    LARGE CAP GROWTH PORTFOLIO    LARGE CAP GROWTH PORTFOLIO
                                         -----------    --------------------------    --------------------------
         Shares........................    1,262,943              9,655,373                    10,716,424
         Net Assets....................  $26,126,243           $237,742,554                  $263,868,797
         Net Asset Value...............        20.69                  24.62                         24.62
         Unrealized Appreciation.......   10,244,929             71,373,713                    81,618,642

   The shares of the Portfolios are sold at net asset value to separate accounts of insurance companies to fund variable annuity and variable life contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   SECURITY VALUATION

   Securities traded on a securities exchange are valued at the last quoted sale price on the principal exchange, or if no sale, at their fair value as determined in good faith under consistently applied procedures authorized by the Board of Trustees. Securities traded only in the over-the-counter (OTC) market are valued at the last quoted sale price, or if there is no sale, at the quoted mean price provided by an independent pricing agent. Corporate debt securities and debt securities of U.S. issuers, including municipal securities, are valued by a combination of daily quotes and matrix evaluations provided by an independent pricing service approved by the Board of Trustees. Inactive securities that have little or no trading activity are valued by the independent pricing services by obtaining dealer quotes. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading, or if there was no sale, the quoted mean price at the close of trading. Securities for which either reliable market quotations are not readily available or for which the pricing agent does not provide a valuation that, in the judgement of a Portfolio's investment adviser represent fair value, shall each be valued in accordance with procedures authorized by the Board of Trustees.

   The Portfolios may invest in repurchase agreements with institutions that the investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The Portfolios require that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Portfolios to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest.

   FEDERAL INCOME TAX

   The Trust treats each Portfolio as a separate entity for federal income tax purposes. Each Portfolio intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1999

   from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

   Security transactions are recorded on the trade date. Net realized gains or losses from sales of securities are determined on the specific identification method. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

   DIVIDENDS TO SHAREHOLDERS

   Dividends are recorded on the ex-dividend date. The Portfolios declare and pay income dividends quarterly. Distributable net realized capital gains are declared and distributed at least annually. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

   Accordingly, as of December 31, 1999, the capital accounts have been adjusted by the following amounts:

                                                                                DISTRIBUTIONS
                                                             UNDISTRIBUTED      IN EXCESS OF
                                                             NET INVESTMENT     NET REALIZED
                                                                 INCOME             GAIN           CAPITAL
                                                             --------------    ---------------    ----------
         Bond Portfolio....................................     $      0          $    (81)       $       81
         Government Bond Portfolio.........................        1,582            (1,582)               --
         Balanced Portfolio................................      395,028          (395,079)               51
         Large Cap Growth Portfolio........................      200,189          (200,189)               --
         Diversified Equity Portfolio......................         (616)              717              (101)
         Mid Cap Growth Portfolio..........................      213,785          (213,785)               --
         Diversified Mid Cap Portfolio.....................         (994)               --               994
         Mid Cap Value Portfolio...........................        1,345             1,609            (2,954)

   As of December 31, 1999, the capital accounts have been adjusted by the following amounts:

                                                                UNDISTRIBUTED      ACCUMULATED
                                                                NET INVESTMENT      REALIZED
                                                                    INCOME            GAIN         CAPITAL
                                                                --------------    -------------    -------
         Large Cap Growth Portfolio...........................     $(15,387)          $ 47         $15,340

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1999

   EXPENSES

   Direct expenses of a Portfolio are allocated to that Portfolio. The general expenses of the Trust are allocated to the Portfolios based on the relative net assets of the Portfolios at the time the expense is incurred.

   PREMIUMS AND DISCOUNTS

   Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes using the effective yield methods.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   SECURITIES LENDING

   To generate additional income, the Portfolios may lend up to 33 1/3% of securities in which each Portfolio is invested, pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral may include cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, letters of credit or any combination of such collateral. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Portfolios or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1999, the following Portfolios had securities with the following market values on loan:

                                                                                        MARKET VALUE
                                                                       MARKET VALUE      OF LOANED
                                                                       OF COLLATERAL     SECURITIES
                                                                       -------------    ------------
         Bond Portfolio..............................................   $18,244,335     $17,779,507
         Government Bond Portfolio...................................     3,467,785       3,333,033
         Balanced Portfolio..........................................    18,721,613      18,335,992
         Large Cap Growth Portfolio..................................     5,220,015       5,083,781
         Equity Index Portfolio......................................     1,082,197       1,045,358
         Diversified Equity Portfolio................................     1,711,994       1,702,674
         Mid Cap Growth Portfolio....................................    21,611,080      20,828,219
         Diversified Mid Cap Portfolio...............................       250,739         238,038
         Mid Cap Value Portfolio.....................................       367,068         356,719

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1999

3. RELATED PARTY TRANSACTIONS:

   As Investment Advisor, Banc One Investment Advisors Corporation manages the investments of each Portfolio of the Trust and earns a fee, which is calculated daily and paid monthly, of the following annual percentages of the average daily net assets of each Portfolio:

                                                                         ADVISORY
                                  PORTFOLIO                                FEE
         ------------------------------------------------------------    --------
         Bond Portfolio..............................................      0.60%
         Government Bond Portfolio...................................      0.45%
         Balanced Portfolio..........................................      0.70%
         Large Cap Growth Portfolio..................................      0.65%
         Equity Index Portfolio......................................      0.30%
         Diversified Equity Portfolio................................      0.74%
         Mid Cap Growth Portfolio....................................      0.65%
         Diversified Mid Cap Portfolio...............................      0.74%
         Mid Cap Value Portfolio.....................................      0.74%

   Banc One Investment Advisors has voluntarily agreed to waive all or part of its fees in order to limit the Portfolios' total operating expenses on an annual basis to not more than the following percentages of the average daily net assets:

                                                                         PERCENTAGE
                                                                         OF AVERAGE
                                                                         DAILY NET
                                  PORTFOLIO                                ASSETS
         ------------------------------------------------------------    ----------
         Bond Portfolio..............................................       0.75%
         Government Bond Portfolio...................................       0.75%
         Balanced Portfolio..........................................       1.00%
         Large Cap Growth Portfolio..................................       1.00%
         Equity Index Portfolio......................................       0.55%
         Diversified Equity Portfolio................................       0.95%
         Mid Cap Growth Portfolio....................................       1.10%
         Diversified Mid Cap Portfolio...............................       0.95%
         Mid Cap Value Portfolio.....................................       0.95%

   For the year ended December 31, 1999, the Investment Advisor voluntarily waived fees in the amount of $58,485 in the Bond Portfolio, $10,237 in the Equity Index Portfolio, $13,549 in the Diversified Equity Portfolio, $19,137 in the Diversified Mid Cap Portfolio, and $16,838 in the Mid Cap Value Portfolio.

   Up until December 31, 1999, Nationwide Advisory Services, Inc. (NAS) provided administrative and accounting services to the Portfolios. For its services, NAS earned a fee from the Trust at an annual rate of .24% of the Trust's aggregate average daily net assets (excluding the Equity Index Portfolio) up to $250 million, and .14% of such net assets in excess of $250 million. NAS earned an annual rate of .14% of the aggregate average daily net assets of the Equity Index Portfolio.

Continued

--------------------------------------------------------------------------------
One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1999

   Up until December 31, 1999, Nationwide Investors Services, Inc. (NIS), an affiliate of NAS, served as the Transfer Agent to the Trust. For its services, NIS received an annual fee of .01% of the average daily net assets of each Portfolio with an annual maximum of $6,000 for each Portfolio.

   Effective January 1, 2000, One Group Administrative Services, Inc. ("Administrative Services") began serving as administrator for the Trust. Administrative Services is an affiliate of the Advisor, and an indirect wholly-owned subsidiary of Bank One Corporation. For its services, Administrative Services is entitled to a fee from the Trust at an annual rate of .18% on the first $250 million in Trust assets (except for the Equity Index Portfolio) and .14% on Trust assets in excess of $250 million (other than the Equity Index Portfolio). Administrative Services is entitled to a fee at the rate of .14% of the Equity Index Portfolio assets.

4. INVESTMENT TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and financial futures) during the year ended December 31, 1999 are summarized as follows:

                                                                        PURCHASES         SALES
                                                                       ------------    ------------
         Bond Portfolio..............................................  $ 19,389,397    $  4,246,219
         Government Bond Portfolio...................................    55,489,584      28,917,005
         Balanced Portfolio..........................................   151,917,538      77,445,638
         Large Cap Growth Portfolio..................................   300,641,944     250,385,125
         Equity Index Portfolio......................................    16,158,267         369,251
         Diversified Equity Portfolio................................    57,566,077      54,245,291
         Mid Cap Growth Portfolio....................................   185,336,221     169,053,064
         Diversified Mid Cap Portfolio...............................     9,591,680      13,239,008
         Mid Cap Value Portfolio.....................................    50,013,662      40,839,068

   The Balanced, Large Cap Growth, Equity Index, Diversified Mid Cap, and Mid Cap Growth Portfolios engaged in trading financial futures contracts. Each of these Portfolios is exposed to market risks in excess of the amounts recognized in the statement of assets and liabilities as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a Portfolio to "mark to market" such futures on a daily basis, to reflect the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, a Portfolio recognizes a realized gain or loss. Realized gains and losses have been computed on the specific identification method.

   A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract was originally struck.

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One Group Investment Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1999

   5. FEDERAL TAX INFORMATION (UNAUDITED):

   The accompanying table below details distributions from long-term capital gains for the following Portfolios for the fiscal year ended December 31, 1999:

                                                                         AMOUNT
                                                                       -----------
         Balanced Portfolio..........................................  $ 3,333,995
         Large Cap Growth Portfolio..................................   32,547,597
         Equity Index Portfolio......................................      475,696
         Diversified Equity Portfolio................................    5,235,960
         Mid Cap Growth Portfolio....................................    8,329,031
         Diversified Mid Cap Portfolio...............................    1,442,906

   As of December 31, 1999, the Bond Portfolio, Government Bond Portfolio, and the Mid Cap Value Portfolio had capital loss carryforwards in the amounts $66,920, $718,741, and $9,555 respectively; which can be used to offset future capital gains, if any, or, if unused, expire in the year 2007.

   Capital losses incurred after October 31 within the Portfolio's fiscal year may be deferred and treated as occurring on the first day of the following year. The following deferred losses will be treated as arising on the first day of the year ended December 31, 2000:

                                                                       AMOUNT
                                                                       -------
         Bond Portfolio..............................................  $14,163
         Government Bond Portfolio...................................   35,535
         Diversified Equity Portfolio................................   10,062
         Mid Cap Value Portfolio.....................................   89,167

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------
ONE GROUP INVESTMENT TRUST                                     DECEMBER 31, 1999

To the Trustees and Shareholders of the
One Group Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bond Portfolio (accounting successor to the Pegasus Variable Bond Fund), the Government Bond Portfolio (formerly the Government Bond Fund), the Balanced Portfolio (formerly the Asset Allocation Fund), the Large Cap Growth Portfolio (formerly the Large Company Growth Fund), the Equity Index Portfolio (formerly the Equity Index Fund), the Diversified Equity Portfolio (accounting successor to the Pegasus Variable Growth and Value Fund), the Mid Cap Growth Portfolio (formerly the Growth Opportunities Fund), the Diversified Mid Cap Portfolio (accounting successor to the Pegasus Variable Mid-Cap Opportunity Fund) and the Mid Cap Value Portfolio (accounting successor to the Pegasus Variable Intrinsic Value Fund) (separate portfolios constituting the One Group Investment Trust, hereafter referred to as the "Trust") at December 31, 1999, the results each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented (other than those statements of changes in net assets and financial highlights that have been audited by other independent accountants), in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Bond Portfolio, the Diversified Equity Portfolio, the Diversified Mid Cap Portfolio and the Mid Cap Value Portfolio for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
February 24, 2000